UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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UBS PACE Select Advisors Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UBS PACESM Select Advisors Trust

51 West 52nd Street
New York, New York 10019-6114

April 2, 2008

Dear shareholder:

The enclosed proxy statement asks you to vote on the following important matters concerning each investment portfolio (a "Fund") offered by UBS PACE Select Advisors Trust (the "Trust"). The Funds are asking their shareholders to consider several different proposals at this time. In summary, the proposals are:

•  The approval of changes to the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each Fund;

•  The approval of changes to each Fund's fundamental investment policies;

•  Allowing the Board of Trustees ("Board" or "Trustees") to amend a Fund's investment objective(s) without shareholder approval; and

•  The approval of amendments to the Trust's Charter.

A special meeting (the "Meeting") of the Funds' shareholders will be held on May 15, 2008, to consider these matters, and to transact any other business that may be properly considered at the Meeting. The enclosed proxy statement contains detailed information about the proposals, and we recommend that you read it carefully. We have also attached a "Questions and answers" section that we hope will assist you in evaluating the proposals.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding the enclosed proxy statement, please call the proxy solicitor at 1-877-225 6862 if you are dialing within the US; if you are dialing outside of the US you should call the following number, collect, instead: 1-781-575 3369. If you wish to vote by phone or the Internet, please follow the instructions on the enclosed proxy card(s).

UBS PACE Select Advisors Trust

Thank you for your attention to this matter and for your continuing investment in the Funds.

Sincerely,

Kai R. Sotorp
President
UBS PACE Select Advisors Trust

A proxy card(s) covering each of your Fund(s) is/are enclosed along with the proxy statement.

Please vote your shares today.

You may vote by:

•  Mail: sign and return the enclosed proxy card(s) in the postage prepaid envelope provided.

•  Telephone: please have the proxy card(s) available and call the number on the enclosed card(s) and follow the instructions.

•  Internet: you also may vote over the Internet by following the instructions on the enclosed proxy card(s).

The Board recommends that you vote "FOR" each proposal.

UBS PACE Select Advisors Trust

Questions and answers

Q:  What is the purpose of this proxy solicitation?

A:  This proxy solicitation is to ask you to vote on important matters concerning the Funds, including:

•  Changes to the current Investment Management and Administration Agreement ("Current Management Agreement") between UBS Global AM and the Trust, on behalf of each Fund;

•  Changes to the Funds' fundamental investment policies, including the reclassification of certain fundamental policies as non-fundamental;

•  Allowing the Board to amend a Fund's investment objective(s) without shareholder approval; and

•  Changes to the Trust's Charter

Proposal 1: Changes to the Current Management Agreement

Q:  What are the proposed changes to the Current Management Agreement?

A:  Shareholders are being asked to approve a reallocation of fees as well as changes to modernize the terms of the Current Management Agreement.

Changes to the Funds' current fee structure—The Board has reviewed the Funds' current administrative and investment management fee structure under the Current Management Agreement and has approved, subject to shareholder approval:

•  A decrease of 10 basis points (0.10%) in the administrative fees paid by each Fund; and

•  A corresponding increase of 10 basis points (less for certain Funds) in the Funds' investment management fees as explained in more detail in the proxy statement.

The decrease in the administration fee and corresponding increase in the management fee are intended to better reflect the expected cost trends of these two types of services. Particularly for those Funds that are sub-advised, the increasingly sophisticated investment strategies and techniques used by their sub-advisors, and the more complex oversight this requires by UBS Global AM, places increasing cost pressures on the investment management fee. The reallocation of financial resources from administration to investment management services is expected to assist UBS Global AM in attracting, overseeing and retaining quality sub-advisors.

Changes intended to clarify and modernize the Current Management Agreement—The Board has also approved, subject to shareholder approval, changes to the provisions of the Current Management Agreement, which are intended to clarify and modernize the terms of the current agreement.

Vote to approve these changes—The shareholders of each Fund must approve the new Investment Management and Administration Agreement (the "New Management Agreement") in order for it to

i.

UBS PACE Select Advisors Trust

become effective for that Fund. If sufficient votes are not obtained for a given Fund, that Fund would remain subject to the Current Management Agreement.

Q:  Would these changes to the management and administration fees affect my investment in a Fund?

A:  No, your investment in a Fund would not change.

Q:  Would the services provided by UBS Global AM to the Funds change if shareholders approve the changes to the Current Management Agreement?

A:  If the New Management Agreement is approved, there would be no change in the services provided by UBS Global AM to the Funds.

Proposal 2: Changes to the Funds' fundamental investment policies

Q:  What are shareholders being asked to approve and why?

A:  The Board is recommending that several of the Funds' fundamental policies be amended and that certain others be reclassified as non-fundamental, which means that they can be modified or eliminated without incurring the cost of obtaining prior shareholder approval.

Some of the Funds' current fundamental investment policies can be traced back to federal or state securities law requirements that were in effect when the original group of Funds were launched. Since then, many of these regulations have been relaxed and in some cases eliminated. However, the Funds' policies have not been changed and in some cases may unnecessarily limit the investment strategies available to UBS Global AM and the Funds' sub-advisors.

Changes are also being requested for other fundamental policies so that there would be uniformity across the PACE Fund family. Even minor variations in standards across all of the Funds can lead to operating inefficiencies and may increase the costs of compliance monitoring.

Proposal 3: Giving authority to the Funds' Board to amend a Fund's investment objective(s) without shareholder approval

Q:  What are shareholders being asked to approve and why?

A:  All mutual funds are required to have an investment objective(s) which is stated in their prospectuses. However, mutual funds have the option of designating their investment objective(s) as "non-fundamental," which allows a fund's board of directors to modify it, or "fundamental," which requires shareholder approval to change it. Currently, the investment objective(s) for all of the PACE Funds are designated as "fundamental" and thus require shareholder approval to change.

The Funds believe that this change is in the best interest of shareholders because it would allow for greater flexibility and would enable the Board to act quickly in response to market conditions without the cost, uncertainty and delay of calling another meeting of the shareholders. If the change is approved, any change to a Fund's investment objective(s) would be properly disclosed to shareholders.

ii.

UBS PACE Select Advisors Trust

Proposal 4: Changes to the Trust's Charter

Q:  What are the proposed amendments to the current Trust Charter?

A:  The Board has reviewed the current Trust Charter (the "Existing Trust Charter") and has approved, subject to shareholder approval, an amended and restated Trust Charter ("Proposed Charter"). A charter is the basic organizational and governance document; it sets forth certain key rights and responsibilities and sets the groundwork for the operations of a trust.

The Proposed Charter incorporates amendments ("Charter Amendments") that are generally designed to provide more flexibility to the Board in governing the Funds. The Charter Amendments also remove the requirement for a shareholder vote on certain matters where the vote isn't required under current law, and contain changes to protect the Trust, the Trustees and the Funds against potentially costly and unfounded lawsuits.

The Board believes that it is in the best interests of shareholders to modernize the Existing Charter. These changes should make the administration of the Funds more efficient and provide more flexibility with respect to the operation of the Trust and the Funds, within the limits of the applicable law. Additionally, this increased flexibility may allow the Board to react more quickly to changes in market conditions.

These changes are contingent upon the approval by the shareholders of each Fund. The Proposed Charter will not go into effect if it is not approved by all Funds.

Q:  Would the changes to the Trust Charter affect the normal operations of the Funds?

A:  These changes are not expected to impact the day-to-day operations of the Funds, only to modernize and simplify overall Fund governance, and to permit the Board increased flexibility to react more quickly to changes in competitive and regulatory conditions.

GENERAL QUESTIONS

Q:  What are the Board's recommendations?

A:  The Board recommends that all shareholders vote "FOR" each proposal discussed above.

Q:  How can I vote?

A:  You can vote in any one of four ways:

•  Through the Internet by following the instructions on the enclosed proxy card(s);

•  By telephone by calling the number on the enclosed proxy card(s);

•  By mail, with the enclosed proxy card(s); or

•  In person at the Meeting.

iii.

UBS PACE Select Advisors Trust

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). These voting methods will save money. Whichever method you choose, please take the time to read the proxy statement before you vote.

Q:  I plan to vote by mail. How should I sign my proxy card(s)?

A:  Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached on the next page.

Q:  I plan to vote by telephone. How does telephone voting work?

A:  To vote by telephone, please have the proxy card(s) available and call the number on the enclosed proxy card(s), and follow the instructions. After you provide your voting instructions, those instructions will be read back to you, and you must confirm your voting instructions before ending the call.

Q:  I plan to vote through the Internet. How does Internet voting work?

A:  To vote through the Internet, please follow the instructions on the enclosed proxy card(s). Then, follow the instructions on the screen, using your proxy card(s) as a guide.

Q:  Who should I call with questions?

A:  If you have any additional questions about the proxy statement or the upcoming Meeting, please call Computershare Fund Services ("Computershare") toll free at 1-877-225 6862 (from within the United States). If you are calling from outside the United States, please call 1-781-575 3369, collect, instead.

Q:  Why am I receiving proxy information for Funds that I do not own?

A:  Since shareholders of all of the Funds are being asked to approve similar proposals, the details of which vary among Funds, most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds, as well. In order to save money and to promote efficiency, one proxy statement has been prepared for all of the Funds. This may also save you time if you own shares of more than one Fund, as most shareholders do. Explanatory tables have been included in certain sections to help you easily find the information that specifically relates to your Fund(s).

Q:  What is the relationship between the proxy solicitor, Computershare, and the Trust?

A:  The proxy solicitor is an independent firm that specializes in proxy mailings and solicitations. It may contact shareholders on behalf of the Funds, but will not use personal information about shareholders for any purposes not connected with the Meeting. The proxy solicitor has no affiliation to UBS Global AM, the Board or the Funds.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS, AND THE ABOVE DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCUSSION CONTAINED IN THE PROXY STATEMENT. PLEASE READ IT CAREFULLY.

iv.

UBS PACESM Select Advisors Trust

UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Global Real Estate Securities Investments
UBS PACE Alternative Strategies Investments

51 West 52nd Street
New York, NY 10019-6114

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on May 15, 2008

TO THE SHAREHOLDERS:

A special meeting ("Meeting") of the holders of shares of beneficial interest ("Shareholders") of each of the 15 investment portfolios listed above (each, a "Fund" and collectively, the "Funds") of UBS PACE Select Advisors Trust (the "Trust") will be held at 51 West 52nd Street, on the 16th Floor of the CBS Building, New York, New York 10019-6114, at 10:00 a.m. (Eastern time) on May 15, 2008, for the following purposes:

Matters to be voted upon by Shareholders:

Proposal 1:

To approve changes to the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. and the Trust on behalf of each of the Funds.

Proposal 2:

To approve changes to the Funds' fundamental investment policies.

Proposal 3:

To allow the Board to amend a Fund's investment objective(s) without Shareholder approval.

Proposal 4:

To approve changes to the Trust Instrument (also referred to as "Charter").

UBS PACE Select Advisors Trust

Proposal 5:

To transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting).

You are entitled to vote at the Meeting, and at any postponement or adjournments thereof, with respect to each Fund in which you owned shares at the close of business on March 14, 2008. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s), which is being solicited by the Board of Trustees (the "Board"), or vote your shares by telephone or the Internet. Returning your proxy promptly is important to ensure a quorum at the Meeting and to save the expense of further proxy solicitation, including mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent submission of a revised proxy, (ii) giving a written notice of revocation to the Trust, or (iii) voting in person at the Meeting.

This notice and related proxy material are first being mailed to Shareholders of the Trust on or about April 4, 2008.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

April 2, 2008
51 West 52nd Street
New York, New York 10019-6114

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please mark your proxy card(s), sign it, and return it in the postage paid envelope provided (unless you are voting by telephone or via the Internet). If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" all of the proposals indicated on the card(s). If you prefer, you may instead vote by telephone or via the Internet. To vote in this manner you should refer to the directions below.

To vote via the Internet, please follow the instructions on the enclosed proxy card(s).

To vote by telephone, please call the number on the enclosed proxy card(s) and follow the instructions.

You may revoke your proxy at any time at or before the Meeting.

UBS PACE Select Advisors Trust

Instructions for signing proxy card(s)

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.  Individual accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.  Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.  All other accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

(This page has been left blank intentionally)

UBS PACESM Select Advisors Trust

UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Global Real Estate Securities Investments
UBS PACE Alternative Strategies Investments

51 West 52nd Street
New York, New York 10019-6114

PROXY STATEMENT
Special Meeting of Shareholders to be held on May 15, 2008

This proxy statement ("Proxy Statement") is being furnished to holders of shares of beneficial interest ("Shareholders") of the above-listed funds (each, a "Fund" and collectively, the "Funds") in connection with the solicitation by the Board of Trustees ("Board" or "Trustees") of proxies to be used at a special meeting of Shareholders to be held at 10:00 a.m. (Eastern time) on May 15, 2008, at 51 West 52nd Street, on the 16th Floor of the CBS Building, New York, New York 10019-6114, or at any postponement, adjournment or adjournments thereof ("Meeting"). This Proxy Statement will first be mailed to Shareholders on or about April 4, 2008.

UBS PACE Select Advisors Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Delaware statutory trust. The Trust consists of fifteen (15) Funds. A listing of the shorthand names that are used in this Proxy Statement to refer to each Fund is set forth in Exhibit A.

The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

Proposal 1:

To approve changes to the Investment Management and Administration Agreement ("Current Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust on behalf of each of the Funds.

Proposal 2:

To approve changes to the Funds' fundamental investment policies.

UBS PACE Select Advisors Trust

Proposal 3:

To allow the Board to amend a Fund's investment objective(s) without Shareholder approval.

Proposal 4:

To approve changes to the Trust Instrument.

Proposal 5:

To transact such other business as may properly come before the Meeting (e.g., adjourning the Meeting).

The table below details each proposal to be presented at the Meeting and the Funds whose Shareholders are solicited with respect to each proposal.

Proposals	Affected Fund(s)
1. To approve changes to the Investment Management and Administration Agreement between UBS Global AM and the Trust on behalf of each of the Funds.	All Funds

2. To approve changes to the fundamental investment policies regarding:

2.A. Borrowing	All Funds

2.B. Issuing Senior Securities	All Funds

2.C. Real Estate	All Funds

2.D. Commodities	All Funds

2.E. Making Loans	All Funds

2.F. Concentration	All Funds

2.G. Diversification	All Funds

2.H. Pledging, Mortgaging and Hypothecating Fund Assets	All Funds

2.I. Margin	All Funds

2.J. Short Selling	PACE Money Market
PACE Government
PACE Intermediate
PACE Strategic
PACE Municipal
PACE Global Fixed Income
PACE High Yield
PACE Large Co Value
PACE Large Co Growth
PACE Sm/Med Co Value
PACE Sm/Med Co Growth
PACE Intl Equity
PACE Intl Emerging Mkts

3. To allow the Board to amend a Fund's investment objective(s) without Shareholder approval.	All Funds

4. To approve changes to the Amended and Restated Trust Instrument.	All Funds

UBS PACE Select Advisors Trust

Table of Contents

Proxy Statement	1

Voting information	5

Proposal 1. Changes to the Investment Management and Administration Agreement	7

Overview and related information	7

Consequences of approval of the change in fee structure	7

Other proposed amendments to the Current Agreement	8

Terms common to the Current and the Amended Agreements	8

Comparison of Current and Amended Agreements	9

Investment management services provided by UBS Global AM would remain the same	14

Information regarding UBS Global AM, UBS Global AM (US) and UBS AG	14

Special considerations relating to PACE Large Co Value	15

Special considerations relating to Shareholders who hold shares in ERISA Accounts	15

Basis for the Board's approval of the Amended Agreement	16

Proposal 2. Changes to fundamental investment policies	19

Proposal 2.A—Borrowing—For all Funds	19

Proposal 2.B—Senior securities—For all Funds	19

Proposal 2.C—Real Estate—For all Funds	20

Proposal 2.D—Commodities—For all Funds	21

Proposal 2.E—Making loans—For all Funds	22

Proposal 2.F—Concentration of investments—For all Funds	22

Proposal 2.G—Diversification—For all Funds	24

Proposal 2.H—Pledging, mortgaging and hypothecating fund assets—For all Funds	25

Proposal 2.I—Margin activities—For all Funds	25

Proposal 2.J—Short selling—For all Funds except PACE Global Real Estate and PACE Alternative Strategies	26

Proposal 3. Changes to allow the Board to amend a Fund's investment objective(s) without Shareholder approval	27

Overview and related information	27

Proposed changes to investment policies	27

Proposal 4. Amendments to the Trust Instrument	28

Overview	28

Summary of the Instrument Amendments	28

Board Determination	31

Additional information	32

Beneficial ownership of shares	32

Shareholder proposals	32

Other business	33

UBS PACE Select Advisors Trust

Exhibit Index	34

List of shorthand names of Funds as used in this Proxy Statement and date of Shareholder approval of Previous or Current Investment Management and Administration Agreement	A-1

Shares outstanding as of Record Date	B-1

Beneficial ownership of greater than 5% of the Funds' shares as of Record Date	C-1

Form of Amended Agreement	D-1

Additional information on Proposal 1 for each Fund	E-1

List of Fund sub-advisors	F-1

Investment management, advisory and administrative services to other funds	G-1

Form of Proposed Trust Instrument	H-1

Principal executive officers and directors of UBS Global AM	I-1

Officers of the Trust who are officers of UBS Global AM	J-1

UBS PACE Select Advisors Trust

Voting information

Shareholders of record at the close of business on March 14, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit B.

Quorum

The presence, in person or by proxy, of one-third of each Fund's outstanding shares entitled to vote on the Record Date shall be a quorum for the transaction of business at the Meeting by that Fund.

Required vote for adoption of the Proposals

Proposal 1 (to approve amendments to the Current Agreement), Proposal 2 (to approve changes to a Fund's fundamental investment policies), and Proposal 3 (to allow the Board to amend a Fund's investment objective(s) without Shareholder approval), require the affirmative vote of a "majority of the outstanding voting securities" of that Fund. Proposal 4 (to approve amendments to the Funds' Trust Instrument) requires the affirmative vote of a majority of each Fund's shares voted.

Under the 1940 Act, and as used in this Proxy Statement, the vote of a "majority of the outstanding voting securities" means, with respect to each Fund, the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

For Proposal 1, the effectiveness of the amended Investment Management and Administration Agreement with UBS Global AM ("Amended Agreement") for each Fund is contingent upon the approval of such agreement by the Shareholders of that Fund. The Amended Agreement will go into effect for a Fund, if approved by Shareholders of that Fund, even if it has not been approved by other Funds (however, Shareholders should note that the effectiveness of an Amended Agreement applicable to a Fund could be postponed for a limited period of time until it has been approved for other Funds by Shareholders of those other Funds). Proposals 2 and 3 also apply to each Fund separately. As such, the effectiveness of Proposals 2 and 3 for a Fund does not depend on the approval of such proposals by any other Funds. However, for Proposal 4, the effectiveness of the proposed Amended and Restated Trust Instrument ("Proposed Trust Instrument") is contingent upon the approval of such Proposed Trust Instrument by the Shareholders of each Fund. As such, the Proposed Trust Instrument would not go into effect if it is not approved by all Funds. Each Fund's Shareholders will vote separately with respect to each proposal submitted for their consideration.

Each whole share outstanding shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote, as to any matter on which it is entitled to vote.

In the event that a quorum with respect to a proposal is not present with respect to a given Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares voted, whether in person or by proxy. The persons named as proxies will vote those proxies that are marked "FOR" any proposal in favor of the adjournment, and will vote those proxies marked "AGAINST" any proposal against such adjournment. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

UBS PACE Select Advisors Trust

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have the effect of a negative vote on Proposals 1, 2 and 3, and no effect on Proposal 4.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon, if your proxy card(s) is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card(s). We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s). If you sign, date and return the proxy card(s) without voting instructions, your shares will be voted FOR the proposals and FOR any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

A listing of the owners of more than 5% of each class of shares of each Fund as of March 14, 2008, is set forth in Exhibit C to this Proxy Statement. To the knowledge of the Trust, the executive officers and the Board, as a group, owned less than 1% of the outstanding shares of each Fund as of March 14, 2008.

Copies of the Trust's most recent annual report, including financial statements for each Fund, have previously been mailed to Shareholders. Shareholders may request additional copies of a Fund's annual report and the most recent semiannual report succeeding the annual report, without charge, by writing the Fund c/o UBS Global Asset Management (Americas) Inc. at 51 West 52nd Street, New York, New York 10019-6114, or by calling toll free 1-800-647 1568.

UBS PACE Select Advisors Trust

Proposal 1. Changes to the Investment Management and Administration Agreement

Overview and related information

On February 13, 2008, the Board, including those Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act ("Independent Trustees"), approved management's recommendation, and recommends that Shareholders of each Fund approve, the Amended Agreement in the form attached in Exhibit D to this Proxy Statement (the form of Amended Agreement attached in Exhibit D is marked to show differences against the Current Agreement). Fees paid under the Current Agreement are divided into two separate component pieces, namely an administrative fee and an investment management fee. The Amended Agreement modifies the fee structure paid by the Funds by (1) reducing the administrative fee and (2) increasing the investment management fee by an amount no greater than the corresponding decrease in the administrative fee. For many Funds, UBS Global AM has also agreed to an overall decrease in the contractual fees, either through direct fee rate decreases or through the introduction of additional fee breakpoints; these fee rate changes would become effective if the Amended Agreement is approved by Shareholders. However, these fee rate changes may not be immediately noticeable as some Funds are subject to annual expense limitation arrangements. In addition to the change relating to the fee structure for each Fund, it is proposed that certain other changes to the Current Agreement be made in order to modernize the agreement.

Consequences of approval of the change in fee structure

Under the Current Agreement, each Fund pays UBS Global AM for the services UBS Global AM provides as the Fund's investment manager and administrator. The overall fee paid by each Fund to UBS Global AM is based on two components: an administrative fee, which currently is 0.20% for each Fund ("Administrative Fee"), and an investment management fee ("Investment Management Fee"), which varies among the Funds. The Administrative and Investment Management Fees are each computed daily and paid monthly by the Funds.

The Board has reviewed the Funds' current fee structure and has approved a decrease of 10 basis points (0.10%) in the Administrative Fee so that the Administrative Fee paid by each Fund would decrease from 20 basis points (0.20%) to 10 basis points (0.10%). The Board also approved, subject to Shareholder approval, an increase in the Investment Management Fees for each Fund based on varying amounts. The result of the change in the fee structure would not increase the total fees payable to UBS Global AM by each Fund, and, in the case of some Funds, there would be a decrease in the contractual fees payable to UBS Global AM. Accordingly, the change in the fee structure would not increase the total operating expenses of the Funds. (Some Funds may experience a minor temporary increase in total Fund operating expenses as a result of costs attendant to the Meeting; more information about such costs is provided below).

The decrease in the Administrative Fee and the related increase in the Investment Management Fee are designed to move part of the fee for the provision of certain administrative services to the Investment Management Fee. At its annual contract renewal meeting on July 17-18, 2007, the Board began discussing with UBS Global AM the relationship between the Administrative Fees paid under the Current Agreement and the total fees paid under such agreement, noting the historical reasons for the current fee structure, including provisions contained in a regulatory grant of exemption received by the Trust. The Board discussed with UBS Global AM the relative level of the Administrative Fee component versus administrative fees paid by other funds with similar structures. Following these discussions, the Board and UBS Global AM agreed to consider changes to the structure of the Funds' fees, which are reflected in the Amended Agreement.

UBS PACE Select Advisors Trust

In addition, UBS Global AM believes that the increasingly sophisticated investment strategies and techniques used by many of the Funds' present and potential future sub-advisors, and the correspondingly more complex oversight of the sub-advisors by UBS Global AM, places increasing cost pressures on the investment management portion of the fee, and the reallocation of financial resources from administrative to investment management services may assist UBS Global AM in attracting and retaining high quality sub-advisors.

Please see Exhibit E for additional information on Proposal 1 for each Fund, including detailed information about the fees and expenses that would be paid under the Current and Amended Agreements.

Other proposed amendments to the Current Agreement

In addition to the change relating to the fee structure for each Fund, it is also proposed that the Current Agreement be revised to clarify certain provisions and to specifically recognize the right of the Board and UBS Global AM to make certain non-material changes to the agreement without Shareholder approval. The changes to the Amended Agreement are discussed in detail below.

Terms common to the Current and the Amended Agreements

The Current and the Amended Agreements are very similar in most respects. Under each agreement, subject to the supervision of the Board, UBS Global AM must provide a continuous investment program for PACE Money Market, including investment research and management, and must determine from time to time what securities and other investments will be purchased, retained or sold by PACE Money Market. UBS Global AM is responsible for placing purchase and sell orders for investments and for other related transactions. UBS Global AM must also provide services in accordance with PACE Money Market's investment objective(s), policies and restrictions. UBS Global AM must maintain all books and records required to be maintained by UBS Global AM pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of PACE Money Market, and must furnish the Board with such periodic and special reports as the Board reasonably may request.

For the other Funds, UBS Global AM provides investment management evaluation services principally by performing reviews of prospective sub-advisors for each Fund and supervising and monitoring performance of the sub-advisors thereafter. UBS Global AM is responsible for informing the sub-advisors of the investment objective(s), policies and restrictions of the Fund(s) for which the sub-advisor is responsible. In addition, UBS Global AM (not the Funds) pays each sub-advisor a fee for its services from the compensation UBS Global AM receives pursuant to UBS Global AM's agreement with the Trust.

Under both agreements, UBS Global AM must administer the affairs of the Trust and each Fund subject to the supervision of the Board. For example, UBS Global AM must: provide the Trust and each Fund with corporate, administrative and clerical personnel and services as are reasonably deemed necessary or advisable by the Board; arrange, but not pay, for the periodic updating, filing and dissemination of the Trust's Registration Statement, proxy material, tax returns and required reports; provide the Trust and each Fund with, or obtain for it, adequate office space and all necessary office equipment and services; and provide the Board, on a regular basis, with economic and investment analyses and reports. During the terms of each agreement, each Fund bears all expenses not specifically assumed by UBS Global AM incurred in its operations and the offering of its shares.

Each agreement provides that UBS Global AM is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust, or its Shareholders in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the

UBS PACE Select Advisors Trust

agreement. As to any Fund, each agreement becomes effective only if it has been first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities. Each agreement remains effective for successive annual periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of the Fund. With respect to any Fund, each agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to UBS Global AM and may be terminated by UBS Global AM at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Each agreement automatically terminates in the event of its assignment.

Comparison of Current and Amended Agreements

The Current Agreement was made as of April 1, 2006, and amended as of August 1, 2006, between the Trust and UBS Global AM. It was further extended to an additional, newly organized Fund as of November 30, 2006. In connection with an internal reorganization involving UBS Global AM and UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), the Board approved the transfer of the previous Investment Management and Administration Agreement with UBS Global AM (US) ("Previous Agreement") to UBS Global AM, effective April 1, 2006. This previous transfer between sister companies did not require Shareholder approval. The Previous Agreement was made as of June 15, 1995, and amended as of August 1, 2004. The August 2004 and August 2006 amendments primarily revised fee breakpoints to lower the contractual aggregate fees payable by certain Funds. The Previous or Current Agreements were approved by each Fund's initial Shareholder as listed in Exhibit A.

As previously mentioned, Exhibit E contains detailed information about the fees and expenses payable by each Fund under the Current Agreement and the fees and expenses payable under the Amended Agreement. In addition, the discussion below provides explanations about material differences to certain provisions between the Current and the Amended Agreements. Each of the provisions discussed below is marked to show changes from the Current Agreement. A discussion of the changes follows each provision.

The discussion of the material changes to the Current Agreement below is qualified in its entirety by the provisions of the Amended Agreement, a form of which is provided as Exhibit D.

I.  Duties as investment manager for PACE Money Market.

2.  Duties as Investment Manager for UBS PACE Money Market Investments.

(a)  Subject to the supervision of the Trust's Board of Trustees ("Board"), ~~UBS Global Americas~~ and consistent with UBS PACE Money Market Investments' investment objective, policies, and restrictions as provided in the Trust's currently effective registration statement and any amendments or supplements thereto ("Registration Statement"), UBS Global AM will provide a continuous investment program for UBS PACE Money Market Investments, including investment research and management. UBS Global ~~Americas~~AM will determine from time to time what securities and other investments will be purchased, retained or sold by UBS PACE Money Market Investments. UBS Global ~~Americas~~AM will be responsible for placing purchase and sell orders for investments and for other related transactions. ~~UBS Global Americas will provide services under this Agreement in accordance with UBS PACE Money Market Investments' investment objective,~~

UBS PACE Select Advisors Trust

~~policies and restrictions as stated in the Trust's Registration Statement as it applies to UBS PACE Money Market Investments.~~

(b)  UBS Global ~~Americas~~AM agrees that in placing orders with brokers, it will attempt to obtain ~~the~~ best ~~net result in terms of price and~~ execution~~.~~ on behalf of UBS PACE Money Market Investments. In no instance will portfolio securities be purchased from or sold to UBS Global ~~Americas~~AM or any affiliated person thereof, except in accordance with the federal securities laws ~~and~~, the rules and regulations thereunder~~. UBS Global Americas~~, or the terms of any exemptive order. To the extent permitted by laws and regulations, and subject to applicable procedures adopted by the Board, UBS Global AM may aggregate sales and purchase orders of the assets of the [Fund]* with similar orders being made simultaneously for other accounts advised by UBS Global ~~Americas~~AM or its affiliates. Whenever UBS Global ~~Americas~~AM simultaneously places orders to purchase or sell the same security on behalf of UBS PACE Money Market Investments and one or more other accounts advised by UBS Global ~~Americas~~AM, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account~~.~~ and consistent with UBS Global AM's fiduciary obligations to the [Fund]. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for UBS PACE Money Market Investments.

...

(e)  In accordance with procedures adopted by the Board, as amended from time to time, UBS Global ~~Americas~~AM is responsible for assisting in the valuation (including fair valuation, if necessary) of all portfolio securities and will attempt to arrange for the provision of a price(s) from a party(ies) independent of UBS Global ~~Americas~~AM for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

Discussion of changes to duties as investment manager for PACE Money Market. The changes to Section 2(a) are intended to clarify the provision by indicating more prominently that management of the Fund is conducted in compliance with the Fund's disclosures. The changes to Section 2(b) are intended to update the language of this section and clearly state that the brokerage activities are conducted in accordance with applicable law and the investment manager's fiduciary duties. The changes to Section 2(e) are intended to clarify that UBS Global AM's valuation assistance is not limited to fair valuation.

II.  Duties as investment manager to other PACE Funds; appointment of sub-advisors.

3.  Duties as Investment Manager to other PACE [Funds]; Appointment of [Sub-Advisors].

~~(a)  Subject to the supervision and direction of the Board, [UBS Global AM] will provide to the Trust investment management evaluation services principally by performing initial reviews of prospective [sub-advisors] for each [Fund] other than UBS PACE Money Market Investments and supervising and monitoring performance of the [sub-advisors] thereafter. [UBS Global AM] agrees to report to the Trust results of its evaluation, supervision and monitoring functions and to keep~~

*  The Current and Amended Agreements define certain terms differently than this Proxy Statement. To make the terms used in the agreement consistent with the language used in this Proxy Statement,"Portfolio" has been replaced with "Fund," and "Sub-Adviser" has been replaced with "sub-advisor." Each substituted term is in brackets.

UBS PACE Select Advisors Trust

~~certain books and records of the Trust in connection therewith. [UBS Global AM] further agrees to communicate performance expectations and evaluations to the [sub-advisors], and to recommend to the Trust whether agreements with [sub-advisors] should be renewed, modified or terminated.~~

(a)  The Trust and UBS Global AM operate in accordance with the terms and conditions of a Securities and Exchange Commission exemptive order, which permits UBS Global AM, with the approval of the Trust's Board of Trustees, including the Independent Trustees, to retain [sub-advisors] for a [Fund] without receiving the approval of [Fund] shareholders. UBS Global AM will provide general management and administrative services to the Trust, and, if applicable, subject to review and approval by the Board, will: (a) set the [Funds'] overall investment strategies; (b) evaluate, select and recommend [sub-advisors] to manage all or a part of the [Fund's] assets; (c) allocate and, when UBS Global AM believes appropriate, reallocate the [Funds'] assets among [sub-advisors]; (d) monitor and evaluate the investment performance of [sub-advisors]; and (e) implement or approve procedures reasonably designed to ensure that the [sub-advisors] comply with the relevant [Fund's] investment objectives, policies and restrictions. UBS Global AM will also periodically make recommendations to the Board as to whether the contract with one or more [sub-advisors] should be renewed, modified, or terminated, and will periodically report to the Board regarding the results of its evaluation and monitoring functions.

(b)  UBS Global ~~Americas~~AM is responsible for informing ~~the [sub-advisors]~~each [sub-advisor] of the investment objective(s), policies and restrictions of the [Fund(s)] for which the [sub-advisor] is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the [sub-advisor] with respect to the [Fund(s)] for which the [sub-advisor] is responsible, and for monitoring the [sub-advisors'] discharge of their duties; but UBS Global ~~Americas~~AM is not responsible for the specific actions (or inactions) of a [sub-advisor] in the performance of the duties assigned to it. Consistent with the investment objective(s), policies and restrictions as provided in the Registration Statement (or such more restrictive guidelines as approved by UBS Global AM), and applicable law, each [sub-advisor] is authorized to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities, commodities or investments on behalf of the applicable [Fund].

(c)  With respect to each [Fund] other than UBS PACE Money Market Investments, UBS Global ~~Americas~~AM shall enter into an agreement ("Sub-Advisory Agreement") with a [sub-advisor] in substantially the form ~~attached hereto as Exhibit I~~approved by the Board for each [sub-advisor].

...

(e)  UBS Global AM, directly or through a [sub-advisor], will maintain all books and records required to be maintained by UBS Global AM pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the [Funds], and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global AM hereby agrees that all records which it maintains for the Trust and the [Funds] are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained and preserved by Rule 31a-1 and Rule 31a-2 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

UBS PACE Select Advisors Trust

Discussion of changes to duties as investment manager to other PACE Funds; appointment of sub-advisors. The changes are intended to: (1) further conform the duties of UBS Global AM as stated in this agreement with the duties of the Funds' investment manager as stated in the exemptive order that is used by the Trust and UBS Global AM to retain investment sub-advisors without Shareholder approval (see Release No. IC-24823 (Jan. 11, 2001) (notice) and Release No. IC-24850 (Feb. 6, 2001) (order))1; (2) prominently state that sub-advisors are authorized to engage in investment transactions on behalf of a Fund; and (3) clarify the recordkeeping obligations of UBS Global AM and the sub-advisors and make the language consistent with Section 2(c).

III.  Duties as administrator.

4.  Duties as Administrator. UBS Global ~~Americas~~AM will administer the affairs of the Trust and each [Fund] subject to the supervision of the Board and the following understandings:

...

(f)  With respect to any or all series of the Trust, including the [Funds], UBS Global AM may enter into one or more contracts (each a "Sub-administration Contract") with sub-administrators in which UBS Global AM delegates to such sub-administrators any or all of its administrative duties specified in this Agreement, provided that the Sub-administration Contract meets any applicable requirements of the 1940 Act and rules thereunder and the sub-administrator agrees to look exclusively to UBS Global AM for payment under the Sub-administration Contract.

(g)  UBS Global AM has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940, as amended, and the rules thereunder, has provided the Trust with a copy of such compliance policies and procedures (and will provide the Trust with any material amendments thereto) and agrees to assist the Trust in complying with the Trust's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable.

Discussion of duties as administrator. The changes are intended to expressly recognize that UBS Global AM may hire a sub-administrator and explicitly state UBS Global AM's role in assisting with the Trust's compliance obligations pursuant to Rule 38a-1 under the 1940 Act.

IV.  Expenses.

7.  Expenses.

...

(b)  Expenses borne by each [Fund] will include but will not be limited to the following (or each [Fund's] proportionate share of the following): (i) the cost (including brokerage commissions, applicable taxes, and, with respect to short sales, any interest expense or any other cost) of

1  Prior to relying upon the February 6, 2001 exemptive order permitting the Trust and UBS Global AM to retain sub-advisors without Shareholder approval, the Trust and UBS Global AM (or its predecessor) relied upon a previous exemptive order which also permitted the retention of sub-advisors without Shareholder approval. See Release No. IC-21590 (Dec. 11, 1995) (notice) and Release No. IC-21666 (Jan. 11, 1996) (order).

UBS PACE Select Advisors Trust

securities purchased or sold by the [Fund] and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the [Fund] by [UBS Global AM] under this Agreement; (iii) expenses of organizing the Trust and each [Fund], including the organizational and other expenses incurred in connection with the initial offering of any new share classes of a [Fund] or the initial offering of a new [Fund]; (iv) filing fees and expenses relating to the registrations and qualification of the [Fund's] shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons ~~of the Trust~~ by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the [Fund] for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statement of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the [Fund]; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xviii) costs of mailing, stationery and communications equipment.

Discussion of changes to expenses. The changes are intended to explicitly state that the Trust is responsible for short sale transaction expenses and expenses related to the initial public offering of a new class of shares or Fund. (In accordance with the terms of the Trust Instrument, the charges relating to a new Fund would be assessed against that Fund and not be borne by the Shareholders of other Funds.) The changes also assign to the Trust fees of Trustees who may be interested persons for reasons other than an affiliation with UBS Global AM or one of its affiliates. Currently, one Trustee is so described and his Trustee fees have been paid by UBS Global AM since he became an interested person. If the Amended Agreement is approved by Shareholders, the cost of this Trustee's fees would be shifted from UBS Global AM to the Trust. In case the Amended Agreement is not approved by certain Funds, the pro rated cost of this Trustee's fee would be shared by the Funds that adopted the Amended Agreement and UBS Global AM for the Funds that did not approve the Amended Agreement.

V.  Compensation.

8.  Compensation.

(a)  For the administrative services provided to each [Fund], the [Fund] will pay to UBS Global ~~Americas~~AM a fee, computed daily and paid monthly, at an annual rate of ~~0.20~~ 0.10% of each [Fund's] average daily net assets.

UBS PACE Select Advisors Trust

Discussion of changes to compensation. This change was made to reflect the new fee for administrative services. Certain other changes will be made to the fees for investment advisory services; these fees are listed in Schedule I of the Form of Amended Agreement in Exhibit D and further explained in Exhibit E.

VI.  Amendment of this agreement.

12.  Amendment of this Agreement. ~~No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given [Fund] shall be effective until approved by vote of a majority of such [Fund's] outstanding voting securities.~~Provisions of this Agreement may be amended subject to the provisions of the 1940 Act, as modified or interpreted by an applicable order of the SEC or any regulation adopted by the SEC, or interpretative release or no-action letter of the Commission or its staff. Accordingly, approval of an amendment by shareholders would be necessary only to the extent required by the 1940 Act as so modified or interpreted.

Discussion of changes to amendment provision of the agreement. The new provision was added to provide greater flexibility to amend the Agreement without Shareholder approval provided that such approval is not required by law under the 1940 Act, as interpreted by the SEC and its staff. The 1940 Act provides significant protection to fund shareholders by generally requiring that material changes to investment advisory agreements be subject to the approval of shareholders. In certain circumstances, however, pursuant to guidance from the SEC and its staff, mutual funds may make changes to investment advisory agreements when such changes are not deemed material and are not expected to change the quality of the investment advisory services provided. These changes remain subject to the approval of a fund's board, which provides protection to fund shareholders. The Amended Agreement is drafted to clarify the ability of the Trust with respect to a Fund to make these changes without Shareholder approval. This avoids the Trust having to seek Shareholder approval for certain changes, which may result in saving significant Fund expenses. Under very limited circumstances, and pursuant to SEC guidance, the Trust also may be able to terminate the Amended Agreement and replace it with a newer agreement without Shareholder approval.

Investment management services provided by UBS Global AM would remain the same

The services to be provided by UBS Global AM to the Funds under the Amended Agreement would be identical to those services that are currently provided under the Current Agreement. As noted above, with the exception of PACE Money Market, UBS Global AM selects sub-advisors for the Funds, subject to approval of the Board, reviews the performance of those sub-advisors and pays those sub-advisors. The Fund has received an exemptive order from the SEC to permit the Board to select and replace sub-advisors and to amend the sub-advisory agreements between UBS Global AM and the sub-advisors without obtaining Shareholder approval. The sub-advisors to each Fund and the investment objective(s), strategies, and risks of each Fund would not change solely as a result of approving the Amended Agreement. UBS Global AM, however, will need to execute new agreements with each sub-advisor if the Amended Agreement becomes effective, as the existing sub-advisory agreements automatically terminate upon the termination of the Current Agreement. For your convenience, attached as Exhibit F is a list of the Funds' current sub-advisors.

Information regarding UBS Global AM, UBS Global AM (US) and UBS AG

UBS Global AM serves as investment manager and administrator to the Funds. UBS Global AM (US) is the principal underwriter for each Fund. Pursuant to an agreement with UBS Global AM (US), UBS Financial Services Inc. serves as a dealer for the Funds' shares.

UBS PACE Select Advisors Trust

The principal business offices and addresses of UBS Global AM and UBS Global AM (US) are One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, New York 10019-6114. UBS Global AM and UBS Global AM (US) are indirect wholly-owned subsidiaries of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business addresses of UBS AG are Bahnhofstrasse 45, Zurich, Switzerland and Aeschenvorstadt 1, Basel, Switzerland.

UBS Global AM currently serves as investment manager, advisor or sub-advisor for a number of other investment companies. Exhibit G to this Proxy Statement sets forth certain information regarding each SEC registered investment company portfolio managed, advised or sub-advised by UBS Global AM with investment objective(s) similar to those of the Funds.

Information regarding the principal executive officers and directors of UBS Global AM is set forth in Exhibit I, and each officer of the Trust who is an officer of UBS Global AM is set forth in Exhibit J.

Special considerations relating to PACE Large Co Value

Under the Current Agreement, the Investment Management Fee for PACE Large Co Value is 0.60% of the Fund's average daily net assets. However, PACE Large Co Value and UBS Global AM have entered into a fee waiver agreement pursuant to which UBS Global AM has agreed to reduce its Investment Management Fee based on the Fund's average daily net assets to the following rate: $0 to $250 million—0.60%; in excess of $250 million up to $500 million—0.57%; in excess of $500 million up to $1 billion—0.53%; and over $1 billion—0.50% ("Fee Waiver Agreement"). The rates set forth in the Fee Waiver Agreement were based on the terms of a settlement between certain of the Fund's Shareholders and UBS Global Asset Management (US) Inc., the Fund's prior investment manager and administrator ("Settlement"). PACE Large Co Value's prospectuses currently state that the waiver is permanent, and it is the view of UBS Global AM that the fee waiver will remain in place so long as the Current Agreement remains in place. Pursuant to the terms of the Fee Waiver Agreement, a majority of the Board, including the Independent Trustees, or a majority of the outstanding voting securities of the Fund may terminate the agreement. It is the view of UBS Global AM that the Settlement does not bar termination of the Current Agreement and the associated Fee Waiver Agreement and that, upon Shareholder consent to the proposed Amended Agreement, the fee waiver would be eliminated.

Under the proposal for PACE Large Co Value, the Board, including the Independent Trustees, has approved the termination of the Fee Waiver Agreement, if the Fund's Shareholders approve the Amended Agreement. Under the Amended Agreement, the Administrative Fee will be reduced by ten basis points (0.10%) and the Fund's Investment Management Fee will increase by ten basis points (0.10%) to the following rate (based on the Fund's average daily net assets): $0 to $250 million—0.70%; in excess of $250 million up to $500 million—0.67%; in excess of $500 million up to $1 billion—0.63%; and over $1 billion—0.60%. Accordingly, the proposal is not expected to result in a change to the Fund's total fees paid under the Current Agreement after giving effect to fee waivers. Nevertheless, Shareholder approval of the Amended Agreement would have the effect of superseding the terms of the Settlement with respect to the advisory fee for PACE Large Co Value and would therefore effectively terminate the Fee Waiver Agreement. PACE Large Co Value's prospectuses are being supplemented to reflect this proposal and will be amended accordingly upon Shareholder approval of the proposal.

Special considerations relating to Shareholders who hold shares in ERISA Accounts

The Department of Labor ("DOL") has granted the Trust an exemptive order ("DOL Order") with respect to purchases or redemptions of Class P shares of the Funds held by employee benefit plans, individual

UBS PACE Select Advisors Trust

retirement accounts or retirement plans for self-employed individuals ("ERISA Accounts"). Pursuant to the DOL Order, which is attached in Appendix A of the Funds' Class P prospectus, ERISA Accounts that invest in Class P shares of the Funds are required to receive an offset by such amount as is necessary to ensure that UBS Global AM retains no more than 0.20% of the Investment Management Fee from each Fund (with the exception of PACE Money Market) on investment assets attributable to ERISA Accounts ("Fee Offset"). Under the Fee Offset, UBS Financial Services Inc. reduces a portion of the account fee charged to ERISA Accounts by a portion of a Fund's Investment Management Fee in excess of the sub-advisory fee(s) paid to the Fund's unaffiliated sub-advisor(s) by using a reduction factor for Shareholders who hold shares in an ERISA Account.

If Proposal 1 is approved by Shareholders, UBS Global AM may experience a greater net decrease in its revenues with respect to the Funds as a result of the Fee Offset for ERISA Accounts. Shareholders who hold shares in ERISA Accounts will receive the benefit of the Fee Offset as well as the additional benefit of a lower Administrative Fee, which is not subject to the Fee Offset under the DOL Order. UBS Global AM reserves the right in the future to seek to amend the DOL Order to exclude from the Fee Offset the proposed increases to the Investment Management Fee under the Amended Agreement. Even if such relief were granted by the DOL, Shareholders who hold shares in ERISA Accounts would still not experience an increase in the total fees paid to UBS Global AM under the Amended Agreement as compared to those paid under the Current Agreement.

Basis for the Board's approval of the Amended Agreement

At meetings of the Board on November 14, 2007 and February 13, 2008, the Trustees, including the Independent Trustees, considered the proposed Amended Agreement and the other proposals in this Proxy Statement with respect to each Fund. After its initial review on November 14, 2007, the Board requested and received from UBS Global AM additional materials to assist it in its considerations. In its consideration of the approval of the Amended Agreement, the Board considered the following factors:

Nature, extent and quality of the services to be provided under the Amended Agreement. The Board considered the nature, extent and quality of management services proposed to be provided to the Funds under the Amended Agreement. The Board took note that UBS Global AM had advised the Board that there is not expected to be any diminution in the nature, extent and quality of services provided to the Funds and their Shareholders under the Amended Agreement. The Board's evaluation of the services expected to be provided by UBS Global AM took into account the Board's knowledge and familiarity gained as Board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The Board recognized that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Funds, including the oversight of sub-advisory services. The Board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG, and that UBS Global AM is an experienced asset management firm.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Funds under the Amended Agreement.

Management fees and expenses. For each Fund, the Board received information from UBS Global AM showing the impact of the proposed changes to the Fund's Investment Management and Administrative Fees. The data received by the Board included an analysis by UBS Global AM of the proposed changes

UBS PACE Select Advisors Trust

utilizing certain data based upon a format that the Board had received from Lipper, Inc. for its July 2007 annual contract renewal meeting. The Board expressed concern that for certain Funds the expenses associated with the proxy solicitation would cause the Funds' expenses to exceed their current expense caps. As a result, UBS Global AM proposed that it would pay the amount by which the actual costs of the proxy solicitation exceeded any Fund's expense cap. Management also agreed to institute additional contractual fee reductions for certain of the Funds as part of the Amended Agreement if it is approved, as shown in Exhibit E. Management also discussed the rationale for the change in the Investment Management Fee and Administrative Fee levels, noting that over time the advisory resources and staff needed to be provided to the Funds have increased substantially, while standard Administrative Fees charged for comparable fund complexes have been reduced. Management also noted that, for each Fund other than PACE Money Market, the increase in the Investment Management Fees would make it more feasible for UBS Global AM, when and if it considered it appropriate to do so, to hire sub-advisors who charged higher fees than are paid to the Funds' current sub-advisors, or increase sub-advisory fees if and as necessary. Management also noted that although the amounts of the Investment Management and Administrative Fees were changing for each Fund, the aggregate amounts of these fees were not expected to be substantially different than the current aggregates, except that certain contractual aggregate rates would actually decrease. Management also noted that, for most of the fixed income Funds, the recent voluntary annual fee waivers/expense caps approved by the Board had caused expenses for those Funds to be reduced. While UBS Global AM had a history of proposing voluntary annual fee waivers/expense caps for some Funds to enhance their competitiveness and in connection with annual contract renewal discussions with the Board, such fee waivers/expense caps expired each year unless renewed. Management noted that the Amended Agreement would incorporate certain fee concessions in the form of changes to breakpoints (and/or reductions in aggregate fee levels) for certain Funds into the contractual fee structure, and to that extent, UBS Global AM was effectively relinquishing its ability to charge the full contractual fees under the Current Agreement in the future, if the Amended Agreement is approved by Shareholders. The Board determined that the Investment Management Fees to be paid by the Funds represent reasonable compensation to UBS Global AM in light of the services provided and the fees paid by similar funds and such other matters as the Board considered relevant in the exercise of its reasonable judgment. The Board did not consider institutional account fees for accounts of similar investment types to those of the Funds in its review, as it had recently reviewed those at its July 2007 meeting.

Fund performance. The Board noted that it received information throughout the year at periodic intervals with respect to each Fund's performance, and had engaged in an extensive review of Fund performance at its July 2007 meeting. Given that the services to be provided under the Amended Agreement in comparison with the Current Agreement would not be changing and that the portfolio managers of the Funds and the sub-advisors of the Funds were not proposed to be changed specifically in connection with the approval of the Amended Agreement, the Board did not specifically consider Fund performance in its consideration of the Amended Agreement.

Profitability of UBS Global AM. Profitability of UBS Global AM and its affiliates in providing services to each Fund was not a factor considered by the Board. The Board noted that it expects to receive cost, expense and profitability information prior to the end of the initial term of the Amended Agreement and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the Amended Agreement. The Board also recognized that it had reviewed the profitability of UBS Global AM and its affiliates at its July 2007 meeting. Management also explained that, as noted under "Special Considerations relating to Shareholders who hold shares in ERISA Accounts," pursuant to the DOL Order, the Fee Offset for Class P shares may cause a greater net decrease in UBS Global AM's

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revenue if the Amended Agreement is approved, as the increase in the Investment Management Fee might be partially offset by the Fee Offset.

Economies of scale. The Board considered whether any changes in the economies of scale realized (or potentially realized) by UBS Global AM and any benefits the Funds may incur from such economies of scale were proposed to be changed if the Amended Agreement was approved. The Board recognized that there would be some changes in the breakpoint structures for certain Funds with respect to Investment Management Fees; however, it was not expected that any economies of scale from which the Funds currently benefited would change in any significant manner although some Funds may experience additional savings if assets grow. The Board also recognized that for PACE Large Co Value, although approval of the Amended Agreement would cause the termination of the fee waiver agreement, thus eliminating the Fund's breakpoints, new breakpoints would be instituted, and management anticipated that there would be no change in the Fund's total fees, after giving effect to the fee waiver agreement.

Other benefits to UBS Global AM. The Board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Funds. The Board noted that any such benefits were not proposed to change in connection with approval of the Amended Agreement and that at its July 2007 meeting it had determined that the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, at its meeting on February 13, 2008, the Board approved the Amended Agreement for each Fund, subject to shareholder approval.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Amended Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Board discussed the proposed Amended Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Except as discussed above, the Board has not taken any action with respect to the Current Agreement since the beginning of the Funds' last fiscal year.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGES TO THE FUNDS' INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT.

If approved, the Amended Agreement would become effective with respect to a given Fund as soon as reasonably practicable thereafter as determined by the Trust's officers (e.g., after new related sub-advisory agreements are fully executed and ready to become effective upon the Amended Agreement's entrance into force; at the beginning of a subsequent month).

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Proposal 2. Changes to fundamental investment policies

Modification of the Funds' fundamental investment policies

Introduction. The following section details the proposed changes to the Funds' fundamental investment policies. First, existing policies are presented. Then, any proposed replacement policies are put forth (in bold), followed by a discussion of the proposed modifications.

Proposal 2.A—Borrowing—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding borrowing reads:

A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment policy regarding borrowing would read:

Each fund may borrow money to the extent permitted under the 1940 Act, as amended, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

Discussion of proposed modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. The 1940 Act also permits a Fund to issue a note evidencing a temporary loan (i.e., one that is scheduled to be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed fundamental investment policy would permit the Funds to borrow to the full extent permitted by the 1940 Act although, even if permitted by law, borrowing would occur only if consistent with a Fund's disclosure in its prospectus and statement of additional information. Therefore, no further Board or Shareholder action would be needed to conform the borrowing policy to future changes in the 1940 Act, and interpretations thereof that provide greater flexibility of investment, that govern borrowing by mutual funds.

Proposal 2.B—Senior securities—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding borrowing and senior securities is combined in one sentence. As part of the proposed changes, the two elements would be separated, and a new fundamental investment policy regarding senior securities would be adopted. As noted above, the current fundamental investment policy reads:

A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness

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not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment policy regarding issuing senior securities would read:

Each fund may issue senior securities to the extent permitted under the 1940 Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

Discussion of proposed modification

The 1940 Act prohibits mutual funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, the SEC has interpreted the 1940 Act to provide that certain types of transactions entered into by a mutual fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, forward and futures contracts and certain other transactions involving derivatives, may be considered forms of indebtedness and, therefore, senior securities unless certain collateral or asset coverage requirements are met. In addition, the scope of these requirements, including the particular investments that are subject to these requirements, and the amount of asset coverage that is required for a particular transaction or investment, has been subject to changing SEC interpretations from time to time.

Under the Funds' current fundamental investment policy, each Fund is generally prohibited from issuing senior securities. Thus, the proposed amended fundamental investment policy on issuing senior securities, which refers to the requirement of the 1940 Act, does not substantively alter this fundamental investment policy. In all cases, the Funds will continue to be subject to the 1940 Act limitation on issuing senior securities. However, the proposed modification would clarify that a Fund is not issuing senior securities when it is acting in a manner consistent with SEC interpretations that may have the result of providing additional flexibility of investment. In addition, although not part of its fundamental investment policy, a Fund would be able to engage in such activities only if its other investment policies and strategies so permitted at that time.

Proposal 2.C—Real Estate—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding real estate reads:

A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment policy regarding investments in real estate would read:

A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell securities that are collateralized by or otherwise related to interests in real estate and securities of companies that deal in real estate or interests therein. (New language underlined).

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Discussion of proposed modification

The proposed change would not substantively change each Fund's general policy on buying or selling real estate. The change is intended to clarify that, consistent with its investment policies, a Fund may purchase certain securities that are backed by, or otherwise related to, mortgages or real estate. (Unlike fundamental investment policies, a Fund's other investment policies and strategies may be changed by the Board without Shareholder approval.) Since the Funds are asking Shareholders to approve changes to other fundamental investment policies, the opportunity is being used to update the wording of this fundamental investment policy as well.

Proposal 2.D—Commodities—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding commodities reads:

A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment policy regarding investments in commodities would read:

Each fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

Discussion of proposed modification

The current fundamental investment policy regarding commodities prohibits the Funds from investing in commodities or commodity contracts, but excepts certain financial instruments, such as currencies, forward currency contracts, futures contracts and options and other similar contracts, which under some interpretations may be deemed commodities. The proposed policy does not limit the Funds' purchase or sale of derivatives to those that have a value tied to the value of a financial index, financial instrument or other asset and, like the current policy, allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts permissible under either the current or proposed policy. Such strategies are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. The proposed policy, like the current policy, also permits each Fund to enter into foreign currency transactions in accordance with its investment objective(s) and strategies.

While several of the Funds may already invest in derivatives, the proposed fundamental investment policy permits an expansion of the types of derivatives in which those Funds may invest, if such investments are otherwise in accordance with the Fund's investment objective(s) and strategies. To the extent a Fund invests in derivative instruments, it may be exposed to additional risks and transaction costs. The Funds will continue to be subject to the 1940 Act regulations and their current investment policies. (Unlike fundamental investment policies, a Fund's other investment policies and strategies may be changed by the Board without Shareholder approval.)

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Proposal 2.E—Making loans—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding making loans reads:

A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

The following interpretation applies to, but is not part of, this fundamental restriction: the Funds' investments in master notes and similar instruments will not be considered to be the making of a loan.

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment policy regarding making loans would read:

Each fund may make loans, to the extent permitted under the 1940 Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

Discussion of proposed modification

The proposed change permits the Funds to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by then-current SEC policy. Even if permitted by law, lending would occur only if consistent with a Fund's then-current disclosure in its prospectus and statement of additional information.

The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's total assets available for lending. Should the SEC staff modify the requirements governing a mutual fund's loan of its securities in the future, under the proposed fundamental investment policy, each Fund would be able to take advantage of that increased flexibility without requiring further Shareholder action.

Proposal 2.F—Concentration of investments—For all Funds

Current fundamental investment policies: The Funds' current fundamental investment policies regarding concentration of investments read:

(a)  A fund, other than UBS PACE Municipal Fixed Income Investments and UBS PACE Global Real Estate Securities Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in US Government securities.

(b)  UBS PACE Global Real Estate Securities Investments will invest more than 25% of its assets in real estate related securities.

  The following interpretation applies to, but is not a part of, this fundamental restriction: Except as noted above, a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal

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business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. This restriction is also interpreted with respect to UBS PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment policy regarding concentration of investments would read:

Each fund, other than UBS PACE Municipal Fixed Income Investments and UBS PACE Global Real Estate Securities Investments, will not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental limitation: Except as noted above, a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. This limitation is also interpreted with respect to UBS PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

UBS PACE Global Real Estate Securities Investment will concentrate in real estate related securities.

UBS PACE Municipal Fixed Income Investments will concentrate in municipal fixed income securities, the income from which is exempt from regular federal income tax.

Discussion of proposed modification

Each Fund currently has, and will continue to have, a fundamental investment policy that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) normally constitutes concentration. In the case of money market funds, the SEC staff has taken the view that such funds may have the freedom to concentrate investments in certain bank obligations without being deemed to be "concentrated." The proposed change also allows the Funds the flexibility to take advantage of future changes in the definition of "concentration" under the 1940 Act without seeking Shareholder approval. The Trust, with respect to a Fund, may define "industry" based on standard definitions.

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Proposal 2.G—Diversification—For all Funds

Current fundamental investment policies: The Funds' current fundamental investment policies regarding diversification read:

(a)  A fund, other than UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, may not purchase securities (other than US government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

  The following interpretation applies to, but is not a part of, this fundamental limitation: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(b)  A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in US government securities and up to 25% of the fund's assets may be invested without regard to these limitations.

Proposed new fundamental investment policy: If the proposed amendment is approved by Shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

Each fund, except UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments, and UBS PACE Alternative Strategies Investments, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments, and UBS PACE Alternative Strategies Investments shall be "non-diversified companies" as that term is defined in the 1940 Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental limitation: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Discussion of proposed modification

Section 5(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. The term "diversified"

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generally is used in the 1940 Act as follows: a diversified mutual fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" mutual fund generally is any mutual fund that is not considered diversified and is not, therefore, constrained by the 75% test. No change is being proposed to any Fund's designation as a diversified or non-diversified Fund. Instead, the proposed change would modify the Funds' fundamental investment policies regarding each Fund's sub-classification under the 1940 Act to rely on the definitions of the terms "diversified" and "non-diversified" in the 1940 Act rather than stating percentage limitations expressed under current law (or even more restrictive percentage limitations). Thus, this investment policy will apply the requirements of the 1940 Act, as they may be amended or interpreted from time to time, to provide greater flexibility of investment to each Fund without the Board or Shareholders taking further action.

Reclassification of certain other fundamental investment policies of the Funds as non-fundamental

Proposal 2.H—Pledging, mortgaging and hypothecating fund assets—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding pledging, mortgaging and hypothecating reads:

A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

It is proposed that the fundamental investment policy on pledging, mortgaging and hypothecating a Fund's assets be reclassified as non-fundamental.

Reasons for the reclassification of the investment policy

The policy on pledging, mortgaging and hypothecating a portfolio's assets was based on the requirements formerly imposed by certain state "blue sky" regulators as a condition to registration. As a result of the National Securities Markets Improvement Act of 1996 ("NSMIA"), this fundamental investment policy is no longer required and may be eliminated from the Funds' fundamental investment policies. The Funds' current limits on pledging may unnecessarily limit each Fund's ability to borrow money to meet redemption requests or for temporary or emergency purposes. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. The Funds' current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 2.A, above. By classifying this policy as non-fundamental, the proposal would grant the Board the authority to modify the policy if circumstances so warrant in the future.

Proposal 2.I—Margin activities—For all Funds

Current fundamental investment policy: The Funds' current fundamental investment policy regarding margin activities reads:

A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

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It is proposed that the fundamental investment policy on margin activities be reclassified as non-fundamental.

Reasons for the reclassification of the investment policy

The fundamental investment policy on margin activities also was based on the requirements formerly imposed by certain state "blue sky" regulators as a condition to registration. As a result of NSMIA, this fundamental investment policy is no longer required and may be eliminated from the Funds' fundamental investment policies. By classifying this policy as non-fundamental, the proposal would grant the Board the authority to modify the policy if circumstances so warrant in the future.

Proposal 2.J—Short selling—For all Funds except PACE Global Real Estate and PACE Alternative Strategies

Current fundamental investment policy: The Funds' current fundamental investment policy regarding short selling reads:

Each fund, other than UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

It is proposed that the fundamental investment policy on short selling a Fund's assets be reclassified as non-fundamental.

Reasons for the reclassification of the investment policy

The fundamental investment policy on selling securities short also was based on the requirements formerly imposed by certain state "blue sky" regulators as a condition to registration. As a result of NSMIA, this investment policy is no longer required and may be eliminated from the Funds' fundamental investment policies. By classifying this policy as non-fundamental, the proposal would grant the Board the authority to modify the policy if circumstances so warrant in the future.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE CHANGES IN THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES.

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Proposal 3. Changes to allow the Board to amend a Fund's investment objective(s) without Shareholder approval

Overview and related information

A mutual fund is required under the 1940 Act to disclose its investment objective(s) in its registration statement. The investment objective(s) is the overall goal of a fund, and may explain the mutual fund's overall principal investment strategies, including particular types of securities in which the mutual fund principally invests or will invest. The 1940 Act does not require shareholder approval to change a mutual fund's investment objective(s), unless the mutual fund has designated the investment objective(s) as an investment policy that may be changed only with Shareholder approval. If a mutual fund's investment objective(s) may be changed without Shareholder approval, the fund is required to disclose in its prospectus that the investment objective(s) may be changed without Shareholder approval.

Each Fund currently has an investment policy that its investment objective(s) may not be changed without Shareholder approval. Therefore, these investment policies require a Fund to solicit votes from its Shareholders if the Board determines that such change to the investment objective(s) is in the best interests of the Fund and its Shareholders. Seeking Shareholder approval may be costly to the Fund. As previously stated, the 1940 Act does not require Shareholder approval for a Fund to amend its investment objective(s).

Proposed changes to investment policies

On February 13, 2008, the Board, including the Independent Trustees, approved, and recommends that Shareholders of each Fund approve, an amendment to each Fund's investment policies that would enable a Fund, with approval of the Board, including the Independent Trustees, to amend its investment objective(s) without Shareholder approval.

The proposed change would permit the Board to amend a Fund's investment objective(s) without Shareholder approval when the Board believes that the change is in the best interests of Shareholders, without the cost and delay of calling a meeting of the Shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. The proposed change would also allow the Board to modify a Fund's investment objective(s) in order to facilitate certain Fund reorganizations, such as a merger between Funds. Any change to a Fund's investment objective(s) would be disclosed to Shareholders as required under the 1940 Act or as required or interpreted by the SEC staff in the interests of Shareholders. If Shareholders approve this Proposal, the Funds also would disclose in the Funds' prospectuses that the investment objective(s) may be amended without a vote of the Shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED CHANGE TO ALLOW THE BOARD TO AMEND A FUND'S INVESTMENT OBJECTIVE(S) WITHOUT SHAREHOLDER APPROVAL.

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Proposal 4. Amendments to the Trust Instrument

Overview

Mutual funds like the Funds are subject to comprehensive federal laws and regulations. In particular, the 1940 Act contains a number of specific shareholder protections. The 1940 Act mandates that a registered investment company, such as the Trust, with an affiliated principal underwriter have a board of trustees that includes a majority of members who are not "interested persons" of the fund (i.e., independent trustees) to oversee the interests of the investment company and its shareholders. The Trust is also subject to Delaware law because the Trust was organized as a Delaware statutory trust. Under Delaware law, a statutory trust generally operates under a charter or organizational document, usually called a trust instrument, which sets forth various provisions relating primarily to the authority of the trust to conduct business and to the governance of the trust. The Trust currently operates under a trust instrument ("Existing Trust Instrument"), which is applicable to all of the Funds. (Each of the Funds was organized as a series of the Trust.)

On February 13, 2008, the Board, including the Independent Trustees, approved, subject to Shareholder approval, the Proposed Trust Instrument. The Proposed Trust Instrument incorporates amendments ("Instrument Amendments") generally designed to provide more flexibility to the Board in governing the Trust and the Funds. The Instrument Amendments also remove the requirement for a Shareholder vote on certain matters that do not require Shareholder approval under the 1940 Act. Lastly, the Instrument Amendments contain changes to protect the Trust, the Trustees and the Funds against frivolous lawsuits.

The form of Proposed Trust Instrument, incorporating all of the Instrument Amendments approved by the Board, is attached hereto as Exhibit H. A summary of some of the more important differences between the Existing Trust Instrument and the Proposed Trust Instrument is set forth below. The summary is qualified in its entirety by reference to the form of Proposed Trust Instrument attached as Exhibit H, which the Shareholders should carefully review and consider.

Summary of the Instrument Amendments

Voting power. The 1940 Act provides significant protection to mutual fund shareholders. Among other things, the 1940 Act requires a vote by mutual fund shareholders on various matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee, adoption of (or an increase in) a distribution fee under Rule 12b-1 under the 1940 Act, changes to fundamental investment policies, the election of directors or trustees under certain circumstances, and certain mergers or reorganizations of funds. The Instrument Amendments (Article VI, Section 1) provide for Shareholder voting only: (i) for the election and removal of Trustees to the extent and as provided in the Trust Instrument; (ii) as required by law (which includes the 1940 Act); and (iii) as the Trustees may consider and determine necessary or desirable. The Instrument Amendments otherwise permit actions by the Board without seeking the consent of Shareholders to the extent consistent with the 1940 Act. The Existing Trust Instrument requires approval of Shareholders in circumstances that may not require Shareholder approval under applicable law, which may result in the inability to adapt quickly to a changing environment and may generate undue cost or uncertainty.

The Instrument Amendments permit the Board to act more quickly in response to competitive or regulatory conditions without the cost, uncertainty and delay of a meeting of the Shareholders when the Board believes that the action is in the best interests of Shareholders. Shareholder consent will remain required as provided under the 1940 Act.

UBS PACE Select Advisors Trust

Dollar voting. The Instrument Amendments (Article VI, Sections 1, 2 and 3) provide for dollar-weighted voting, where each Shareholder of the Trust or a Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the Shareholder's shares of the Fund, on each matter on which that Shareholder is entitled to vote (except in limited circumstances provided for in the Trust Instrument). The Existing Trust Instrument provides that each share of a Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote. Under the Proposed Trust Instrument, Shareholders vote proportionate to the value of their interest in the Trust. The Trust is composed of multiple Funds or series. Because each Fund can have a different share price from other Funds, currently Shareholders of a Fund with lower-priced shares may have more voting power than Shareholders of a Fund with higher-priced shares. For example, if a Fund's shares are selling for $10 per share, a $1,000 investment will purchase 100 shares. If another Fund in the Trust has shares selling for $50 a share, that same $1,000 investment will purchase only 20 shares of that Fund. Therefore, under the Existing Trust Instrument, in situations where Shareholders of the Trust vote together, a Shareholder of the first Fund has five times the vote of a Shareholder in the second Fund, even though the economic interest of each Shareholder is the same. For this reason, the Board believes that the change to dollar-weighted voting, which would assure that a Shareholder's voting power matches the Shareholder's economic interest in the Trust, is appropriate. This means that Shareholders with larger economic investments will have more votes than Shareholders with smaller economic investments, which may not be the case currently when Shareholders of several Funds vote together.

"Trust-wide" voting. The Instrument Amendments (Article VI, Section 1) provide for Shareholder voting in the aggregate (i.e., all Funds and/or classes of the Funds vote together in the aggregate) except (i) when required by the 1940 Act or (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Funds or share classes, or as deemed appropriate in their discretion. The Existing Trust Instrument provides for Shareholder voting on a fund-by-fund basis except when required by the 1940 Act and when the Trustees have determined that the matter to be voted upon affects only the interests of one or more classes of shares of a Fund, in which case only the Shareholders of such class or classes of that Fund are entitled to vote on the matter. The Instrument Amendments prevent an individual Fund from having veto power with regard to a matter that impacts all of the Funds equally, which could result in the inability to obtain votes for measures that would be beneficial to most Shareholders. The 1940 Act provides for shareholder voting on a fund-by-fund basis when an individual fund is "affected by the matter" to be voted upon; a fund is deemed to be affected by a matter unless the interests of each fund in the matter are substantially identical, or the matter does not affect any interest of that fund. Accordingly, shareholder voting would still be conducted on a fund-by-fund basis for numerous types of proposals when it is required by law (for example, for an investment advisory agreement).

Designation and liability of expert trustees. For the avoidance of doubt, the Instrument Amendments (Article X, Section 2) clarify that the standard of care or liability imposed upon the Chairman of the Board, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Trustee or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee's rights or entitlement to indemnification. The Existing Trust Instrument does not contain this clarification, although the clarification is thought to be consistent with current law and interpretations.

Reorganization of the Trust or the Funds. The Instrument Amendments (Article X, Section 4) would provide that the Board may reorganize or combine the Trust or any of the Funds without Shareholder approval, where approval of the Shareholders is not otherwise required by law. Current interpretations of the

UBS PACE Select Advisors Trust

1940 Act generally require reorganizations or fund combinations involving affiliated funds to be approved by the shareholders of the fund being acquired where certain conditions are not satisfied. In effect, both the Existing Trust Instrument and the Proposed Trust Instrument require Shareholder approval for reorganizations or combinations of the Trust or any of the Funds when required under the 1940 Act. However, the Existing Trust Instrument also codifies specific findings that the Trustees must make before a reorganization can be made without Shareholder approval. The Instrument Amendments do not continue to require these specific findings under the Proposed Trust Instrument. The Trustees would, as they do currently, approve a reorganization (with or without Shareholder approval) only after they have made certain determinations about the best interests of the reorganized Funds and their Shareholders, in the exercise of their fiduciary duties and as required by the 1940 Act.

Amendment of the Trust Instrument. Under the Existing Trust Instrument, Shareholders have the right to vote on the following types of amendments to the Trust Instrument: (1) any amendment affecting the voting powers granted to them, (2) any amendment to the amendment provisions, (3) any amendment required by law or by the Trust's registration statement to be submitted to them, or (4) any amendment submitted to the Shareholders by the Trustees in their discretion. The Instrument Amendments (Article X, Section 8) eliminate these requirements. As a consequence, the Trustees generally could amend the Proposed Trust Instrument without Shareholder approval. However, there would remain circumstances where the Proposed Trust Instrument could not be amended without Shareholder approval. For example, Article X, Section 8 of the Existing Trust Instrument provides that any amendment to Article IX which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of such provision shall each require the affirmative vote of the holders of two-thirds of the outstanding shares of the Trust entitled to vote thereon. This provision would remain unchanged. Also, applicable law could require that certain changes be approved by Shareholders.

By generally allowing future amendments of the Proposed Trust Instrument without Shareholder approval, the Instrument Amendments give the Board the authority to react more quickly to future contingencies. The Board also could determine at any time to submit a future amendment to the Trust Instrument for a vote of the Shareholders, even though not required by law or by the Trust Instrument itself.

Derivative actions. The Instrument Amendments (Article X, Section 10) provide a detailed process for the bringing of derivative actions by Shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its Shareholders as a result of spurious Shareholder demands and derivative actions. Of course, UBS Global AM also would benefit by avoiding the distraction and expense caused by meritless claims. The Instrument Amendments provide that prior to bringing a derivative action on behalf of a Fund, a demand by three unrelated Shareholders of that Fund must first be made on the Trust's Board. These provisions detail various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determines that maintaining the suit would not be in the best interests of the Fund, the Board is required to reject the demand, and the complaining Shareholders may not proceed with a derivative action on behalf of that Fund unless the Shareholders are able to sustain the burden of proof to a court that the decision of the Board not to pursue the requested action was not a good faith exercise of its business judgment on behalf of the Fund. These provisions further provide that Shareholders owning interests representing in the aggregate at least 5% of the voting power of the affected

UBS PACE Select Advisors Trust

Fund must join in bringing the derivative action. If a demand is rejected, the complaining Shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust Instrument, the Shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

These provisions of the Proposed Trust Instrument are intended to save the time and expense of attending to a suit that the Board in its judgment does not believe would be in the best interests of a Fund or the Trust, as the case may be. This change is intended to discourage suits brought in the name of the Trust or a Fund by Shareholders for frivolous reasons.

Board determination

The Trust's Board has approved the Proposed Trust Instrument and recommends that Shareholders vote to approve the Proposed Trust Instrument also. The Board believes that it is in the best interests of Shareholders to permit the modernization of the Existing Trust Instrument. It is anticipated that the overall effect of the changes in the Proposed Trust Instrument would be to make the administration of the Trust and the Funds more efficient and provide more flexibility for the operation of the Trust and the Funds, within the limits of applicable law. This increased flexibility may allow the Board to react more quickly to changes in market conditions or the regulatory environment. Adoption of the Proposed Trust Instrument will not remove any of the protections provided to Shareholders of mutual funds under federal law or alter in any way the Board's existing fiduciary obligations under both federal and state law to act with due care and in the best interests of the Funds. Before utilizing any new flexibility that the Proposed Trust Instrument may afford, the Boards must first consider Shareholders' interests and then act in accordance with those interests. A Fund's current investments and investment policies will not change by virtue of the adoption of the Proposed Trust Instrument.

The effectiveness of the Proposed Trust Instrument is contingent upon the approval by the Shareholders of each Fund. The Proposed Trust Instrument will not go into effect if it is only approved by some Funds but not all Funds. If approved by Shareholders, the Proposed Trust Instrument would become effective as soon as reasonably practicable thereafter as determined by the Trust's officers (e.g., shortly after all Trustee signatures were obtained on the new document).

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED TRUST INSTRUMENT.

UBS PACE Select Advisors Trust

Additional information

The solicitation of proxies will be made primarily by mail. The Trust has also retained an outside firm that specializes in proxy solicitation to assist with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, and (c) payment to Computershare Fund Services for its services as proxy solicitor (which is anticipated to amount to approximately $1 million), including solicitations to submit proxies by telephone, will be borne by the Funds, except to the extent that such costs would cause the Funds' expense ratios to exceed the expense limitations to which they are currently subject ("expense caps"). The expenses relating to the proxy solicitation paid by the Funds will be allocated among the Funds based on a combination of their relative net assets and/or number of shareholder accounts or, in the case of legal fees, may be allocated equally among the Funds. Although such additional expenses may have been originally outside the Funds' current expense caps, UBS Global AM has agreed to absorb such costs in excess of the current expense cap ratios, which apply on a fund-by-fund/class-by-class basis as detailed in Exhibit E. UBS Global AM has also agreed to forego the recoupment of any such reimbursed expenses to which it might otherwise have been entitled under the existing expense cap agreements as a result of paying these solicitation expenses. Consequently, it is possible that the cost of solicitation may cause certain Funds' operating expenses to increase for a period of time, possibly up to the level of their applicable expense caps, with UBS Global AM absorbing the excess costs.

Beneficial ownership of shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit C.

Shareholder proposals

As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's Shareholders should send the proposals to the Secretary of UBS PACE Select Advisors Trust care of UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's or a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

UBS PACE Select Advisors Trust

Other business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or relevant Fund, as applicable.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

April 2, 2008

It is important that you execute and return your proxy (or vote by telephone or through the Internet) promptly.

UBS PACE Select Advisors Trust

EXHIBIT INDEX

Exhibit A—List of shorthand names of Funds as used in this Proxy Statement and date of Shareholder approval of Previous or Current Investment Management and Administration Agreement	A-1

Exhibit B—Shares outstanding as of Record Date	B-1

Exhibit C—Beneficial ownership of greater than 5% of the Funds' shares as of Record Date	C-1

Exhibit D—Form of Amended Agreement	D-1

Exhibit E—Additional information on Proposal 1 for each Fund	E-1

Exhibit F—List of Fund sub-advisors	F-1

Exhibit G—Investment management, advisory, and administrative services to other funds	G-1

Exhibit H—Form of Proposed Trust Instrument	H-1

Exhibit I—Principal executive officers and directors of UBS Global AM	I-1

Exhibit J—Officers of the Trust who are officers of UBS Global AM	J-1

UBS PACE Select Advisors Trust

Exhibit A

List of shorthand names of Funds as used in this Proxy Statement and date of Shareholder approval of Previous or Current Investment Management and Administration Agreement

Fund name	Name as used in this proxy statement	Date of approval by initial shareholder
UBS PACE Money Market Investments	PACE Money Market	June 15, 1995

UBS PACE Government Securities Fixed Income Investments	PACE Government	June 15, 1995

UBS PACE Intermediate Fixed Income Investments	PACE Intermediate	June 15, 1995

UBS PACE Strategic Fixed Income Investments	PACE Strategic	June 15, 1995

UBS PACE Municipal Fixed Income Investments	PACE Municipal	June 15, 1995

UBS PACE Global Fixed Income Investments	PACE Global Fixed Income	June 15, 1995

UBS PACE High Yield Investments	PACE High Yield	April 3, 2006

UBS PACE Large Co Value Equity Investments	PACE Large Co Value	June 15, 1995

UBS PACE Large Co Growth Equity Investments	PACE Large Co Growth	June 15, 1995

UBS PACE Small/Medium Co Value Equity Investments	PACE Sm/Med Co Value	June 15, 1995

UBS PACE Small/Medium Co Growth Equity Investments	PACE Sm/Med Co Growth	June 15, 1995

UBS PACE International Equity Investments	PACE Intl Equity	June 15, 1995

UBS PACE International Emerging Markets Equity Investments	PACE Intl Emerging Mkts	June 15, 1995

UBS PACE Global Real Estate Securities Investments	PACE Global Real Estate	November 30, 2006

UBS PACE Alternative Strategies Investments	PACE Alternative Strategies	April 3, 2006

A-1

UBS PACE Select Advisors Trust

Exhibit B

Shares outstanding as of Record Date

Fund name	Shares outstanding as of the record date
PACE Money Market	Class P: 549,681,595.992

PACE Government	Class A: 7,341,019.598 Class B: 77,049.220 Class C: 1,979,757.998 Class Y: 1,440,549.354 Class P: 42,000,005.880

PACE Intermediate	Class A: 4,199,463.746 Class B: 21,108.210 Class C: 359,211.586 Class Y: 126,536.670 Class P: 36,215,989.447

PACE Strategic	Class A: 1,790,829.816 Class B: 12,546.368 Class C: 399,939.288 Class Y: 205,907.592 Class P: 57,122,110.219

PACE Municipal	Class A: 7,497,672.469 Class B: 12,768.377 Class C: 1,172,477.433 Class Y: 11,176.364 Class P: 19,516,312.510

PACE Global Fixed Income	Class A: 10,017,267.782 Class B: 58,248.513 Class C: 582,719.183 Class Y: 824,453.060 Class P: 45,505,087.107

PACE High Yield Investments	Class A: 150,905.264 Class B: 0 Class C: 0 Class Y: 0 Class P: 13,790,709.658

PACE Large Co Value	Class A: 13,717,071.315 Class B: 60,248.871 Class C: 1,570,711.386 Class Y: 2,145,987.552 Class P: 70,413,032.685

PACE Large Co Growth	Class A: 4,652,791.889 Class B: 24,369.576 Class C: 410,741.799 Class Y: 1,416,104.638 Class P: 73,733,436.655

PACE Sm/Med Co Value	Class A: 2,663,972.678 Class B: 39,672.634 Class C: 669,727.815 Class Y: 310,494.896 Class P: 29,797,712.659

B-1

UBS PACE Select Advisors Trust

Exhibit B

Fund name	Shares outstanding as of the record date
PACE Sm/Med Co Growth	Class A: 3,247,011.041 Class B: 15,888.782 Class C: 448,647.537 Class Y: 455,126.516 Class P: 34,835,489.187

PACE Intl Equity	Class A: 6,730,367.598 Class B: 22,379.700 Class C: 453,667.808 Class Y: 3,383,508.984 Class P: 66,251,351.226

PACE Intl Emerging Mkts	Class A: 1,548,706.889 Class B: 20,031.026 Class C: 375,975.554 Class Y: 1,627,582.440 Class P: 18,110,487.409

PACE Global Real Estate	Class A: 888,795.384 Class C: 30,091.352 Class Y: 0 Class P: 7,977,712.284

PACE Alternative Strategies	Class A: 11,813,703.591 Class B: 2,852.630 Class C: 809,260.292 Class Y: 0 Class P: 49,096,655.733

B-2

UBS PACE Select Advisors Trust

Exhibit C

Beneficial ownership of greater than 5% of the Funds' shares as of Record Date

Fund name; Class of shares	Name and address* (and nature of beneficial ownership)	Shares owned	Percentage of shares owned
PACE Government—Class B	UBS Financial Services Inc.
Cust B Elisabeth Thorpe
UBS Financial Services Inc.
Cust Bernard R. Yurin
UBS Financial Services Inc.
Cust Amelia C. Wolyniec
A G Edwards & Sons Inc.
Blanca Poelker as Trustee
	Blanca Poelker Living Trust	9,717.32 5,715.96 4,416.61 4,031.61	12.61% 7.41% 5.73% 5.23%

PACE Government—Class C	UBS Financial Services Inc. FBO Margaret M. McDermott UBS Financial Services Inc. FBO Norman B. Williamson and Victoria A. Williamson	209,801.95 109,414.73	10.59% 5.52%

PACE Government—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan Great-West Life & Annuity 401KG FFI Orchard Trust Company Cust FBO Employee Benefits Clients	606,318.70 373,761.18 368,937.13	42.08% 25.94% 25.61%

PACE Intermediate—Class B	Merrill Lynch Financial Data Services
Citigroup Global Markets Inc.
UBS Financial Services Inc.
Cust Monty Jackson
Frank J. Gerwin Jr.
Ruth V. Kuchera
Peggy F. Davison
UBS Financial Services Inc.
Cust Kosmas Loumpouridis
UBS Financial Services Inc.
Cust UBS Financial Services CDN
FBO Jo C. Fuller
Raymond James & Assoc. Inc. CSDN
	FBO John M O'Neill Rira	3,846.31 3,586.67 2,505.92 2,258.52 1,455.99 1,434.38 1,263.03 1,134.24	18.22% 16.99% 11.87% 10.69% 6.89% 6.79% 5.98% 5.37%

PACE Intermediate—Class C	UBS Financial Services Inc. Cust Earl Lowell Cherniak DPM Traditional IRA	21,790.89	6.06%

PACE Intermediate—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	98,614.86	77.93%

PACE Strategic—Class B	UBS Financial Services Inc.
Cust James P. Girard
UBS Financial Services Inc.
FBO Comerica Bank & Trust FSB &
Thornton M. Henry Succ Co-Trustees
UBS Financial Services Inc.
FBO Mary L. Zgraggen as Trustee
Mary L. Zgraggen 2005 Rev. Living Trust
Pershing LLC
UBS Financial Services Inc.
Cust Maryann Sinopoli
UBS Financial Services Inc.
	Cust Eleanora T. Edinger	2,439.53 2,206.97 2,085.84 857.95 748.52 667.34	19.44% 17.59% 16.62% 6.83% 5.96% 5.31%

UBS PACE Select Advisors Trust

Exhibit C

Fund name; Class of shares	Name and address* (and nature of beneficial ownership)	Shares owned	Percentage of shares owned
PACE Strategic—Class C	UBS Financial Services Inc. FBO David S. Pallai as Trustee Survivor's Trust UAD 12/20/2001	20,229.30	5.05%

PACE Strategic—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	202,739.56	98.46%

PACE Municipal—Class B	UBS Financial Services Inc.
FBO James N. Azlin
Morgan Keegan & Company, Inc.
FBO Gail T. Kunz Trust
Gail T. Kunz as Trustee
FBO Gail T. Kunz
NFS LLC FEBO
Carole H. Jones
Christine L. Kipphut
UBS Financial Services Inc.
FBO Neil A. Lindo & Elaine B. Lindo
UBS Financial Services Inc.
	FBO Lorraine W. Lee	3,085.30 2,889.96 2,879.73 2,378.73 647.22	24.16% 22.63% 22.55% 18.62% 5.06%

PACE Municipal—Class C	UBS Financial Services Inc. FBO Mary F. Pearlman as Trustee The Mary F Pearlman Trust	69,552.09	5.93%

PACE Municipal—Class Y	UBS Financial Services Inc.
FBO Gilbert C. Powers and
Pamela M. Powers as Trustees
Powers Rev Trust
UBS Financial Services Inc.
FBO Donald A. Illuzzi as Trustee
Donald A Illuzzi Declaration of Trust
UBS Financial Services Inc.
FBO Shannon D. Wallace and
Jody Wallace
UBS Financial Services Inc.
FBO Charles W. Porter
TOD Charles W Porter Trust
UBS Financial Services Inc.
FBO Catherine E. Smith as Trustee
	Catherine E Smith Living Trust	6,381.36 2,104.69 763.54 719.80 667.69	57.09% 18.83% 6.83% 6.44% 5.97%

PACE Global Fixed Income—Class B	UBS Financial Services Inc.
Cust John Keithley
UBS Financial Services Inc.
Cust Charles Arthur Grush
Lionel E. Lindenbaum
UBS Financial Services Inc.
FBO Shelby E. White
UBS Financial Services Inc.
	FBO Richard J. Martin	5,089.21 3,688.15 3,411.11 3,402.44 2,937.17	8.73% 6.33% 5.85% 5.84% 5.04%

PACE Global Fixed Income—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	738,901.82	89.62%

PACE Large Co Value—Class B	Merrill Lynch Financial Data Services	8,877.78	14.73%

PACE Large Co Value—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	2,061,453.74	96.06%

UBS PACE Select Advisors Trust

Exhibit C

Fund name; Class of shares	Name and address* (and nature of beneficial ownership)	Shares owned	Percentage of shares owned
PACE Large Co Growth—Class B	Merrill Lynch Financial Data Services MS&CO C/F Mark W. Stevens UBS Financial Services Inc. Cust Philip Bekerman PC 401k Trust FBO Brian Cahalane	2,404.86 1,863.73 1,584.76	9.86% 7.64% 6.50%

PACE Large Co Growth—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	1,408,210.69	99.44%

PACE Sm/Med Co Value—Class B	UBS Financial Services Inc. Cust Rhyne Contractors Inc. Profit Sharing Plan NFS LLC NFS/FMTC Rollover IRA FBO William S. Brinkman UBS Financial Services Inc. Cust Joe Edd Scott	2,716.80 2,488.60 2,216.97	6.84% 6.27% 5.58%

PACE Sm/Med Co Value—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	266,818.87	85.93%

PACE Sm/Med Co Growth—Class B	UBS Financial Services Inc.
Cust Joe Edd Scott
UBS Financial Services Inc.
FBO Roy G. Orr and Patricia A. Orr as
Co-Trustees
FBO The Orr Family Trust
UBS Financial Services Inc.
Cust Kenneth P. Cessac
UBS Financial Services Inc.
	Cust John J. Walsh Jr. Simple IRA	2,735.54 1,392.18 1,352.95 1,059.64	17.21% 8.76% 8.51% 6.66%

PACE Sm/Med Co Growth—Class C	UBS Financial Services Inc. Cust Hugh Craig Forshner	24,459.50	5.45%

PACE Sm/Med Co Growth—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	446,535.26	98.11%

PACE Intl Equity—Class B	UBS Financial Services Inc. Cust Joe Edd Scott UBS Financial Services Inc. FBO Philip & Monica Fingerhut Revo Trust	5,475.11 1,627.33	24.46% 7.27%

PACE Intl Equity—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	3,290,599.15	97.25%

PACE Intl Emerging Mkts—Class B	First Clearing, LLC
Linda Johnson Roth IRA
FCC as Custodian
UBS Financial Services Inc.
FBO Robert Bottomley CDN
William Bottomley
UBS Financial Services Inc.
FBO John J. Mincieli Revocable Trust
John J. Mincieli Trustee
UBS Financial Services Inc.
Cust Florence Love Dec'd
Traditional IRA
	Richard D. Love Beneficiary	3,522.73 2,241.17 1,870.59 1,191.15	17.58% 11.18% 9.33% 5.94%

UBS PACE Select Advisors Trust

Exhibit C

Fund name; Class of shares	Name and address* (and nature of beneficial ownership)	Shares owned	Percentage of shares owned
PACE Intl Emerging Mkts—Class C	UBS Financial Services Inc. FBO David C. Fogg and Philippa T. Fogg TEN COM	19,773.17	5.25%

PACE Intl Emerging Mkts—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401k Plan	1,603,744.75	98.53%

PACE High Yield—Class A	UBS Financial Services Inc. FBO Albert E Holliday Living Trust UBS Financial Services Inc. FBO Gregory Hand and Judith Ann Hand	9,850.71 9,701.56	6.52% 6.42%

PACE Global Real Estate—Class C	UBS Financial Services Inc.
Steven Calhoun as Trustee
FBO Steven Calhoun Trust
UBS Financial Services Inc.
FBO Vinnie D. Coffman as Trustee
Under the Vinnie D. Coffman Revoc
Trust
UBS Financial Services Inc.
FBO Betty J. Harmon
UBS Financial Services Inc.
FBO Roberta Lynn Gordon
UBS Financial Services Inc.
FBO Betty Jo Bailey Miller as Trustee
	Thomas Wright Miller	2,667.39 2,257.69 2,175.94 2,094.30 1,965.44	8.86% 7.50% 7.23% 6.95% 6.53%

PACE Alternative Strategies—Class B	UBS Financial Services Inc.
Cust Charles Samaha
UBS Financial Services Inc.
Cust Robert E. Regan
UBS Financial Services Inc.
Cust UBS Financial Services CDN
FBO Joseph Borruso
UBS Financial Services Inc.
Cust F. Scott Cikowski
UBS Financial Services Inc.
	Cust Michael Henry Parent	1,133.26 753.58 470.37 311.54 183.88	39.72% 26.41% 16.48% 10.92% 6.44%

*  The beneficial owners listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

UBS PACE Select Advisors Trust

Exhibit D

Form of Amended Agreement

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT

THIS AGREEMENT is made as of ~~April 1, 2006 and amended as of August 1, 2006~~ [ ], 2008 between UBS PACE SELECT ADVISORS TRUST, a Delaware statutory trust ("Trust"), and UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS Global ~~Americas~~AM"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and ~~intends to offer~~offers for public sale distinct series of shares of beneficial interest as listed on Schedule I to this Agreement (each a "Portfolio"); and

WHEREAS, the Trust desires to retain UBS Global ~~Americas~~AM as investment manager and administrator to furnish certain administrative, investment advisory and management services to the Trust and each Portfolio as now exists and as hereafter may be established, and UBS Global ~~Americas~~AM is willing to furnish such services; and

WHEREAS, the Trust desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services with respect to the Portfolios other than any Portfolios ~~managed~~advised by UBS Global ~~Americas~~AM;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, it is agreed between the parties hereto as follows:

1.  Appointment. The Trust hereby appoints UBS Global ~~Americas~~AM as investment manager and administrator of the Trust and each Portfolio for the period and on the terms set forth in this Agreement. UBS Global ~~Americas~~AM accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties as Investment Manager for UBS PACE Money Market Investments.

(a)  Subject to the supervision of the Trust's Board of Trustees ("Board"), ~~UBS Globa~~l ~~Americas~~ and consistent with UBS PACE Money Market Investments' investment objective, policies, and restrictions as provided in the Trust's currently effective registration statement and any amendments or supplements thereto ("Registration Statement"), UBS Global AM will provide a continuous investment program for UBS PACE Money Market Investments, including investment research and management. UBS Global ~~Americas~~AM will determine from time to time what securities and other investments will be purchased, retained or sold by UBS PACE Money Market Investments. UBS Global ~~Americas~~AM will be responsible for placing purchase and sell orders for investments and for other related transactions. ~~UBS Global Americas will provide services under this Agreement in accordance with UBS PACE Money Market Investments' investment objective, policies and restrictions as stated in the Trust's Registration Statement as it applies to UBS PACE Money Market Investments.~~

(b)  UBS Global ~~Americas~~AM agrees that in placing orders with brokers, it will attempt to obtain ~~the~~ best ~~net result in terms of price and~~ execution~~.~~ on behalf of UBS PACE Money Market

UBS PACE Select Advisors Trust

Exhibit D

Investments. In no instance will portfolio securities be purchased from or sold to UBS Global ~~Americas~~AM or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder ~~UBS Global Americas~~, or the terms of any exemptive order. To the extent permitted by laws and regulations, UBS Global AM may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by UBS Global ~~Americas~~AM or its affiliates. Whenever UBS Global ~~Americas~~AM simultaneously places orders to purchase or sell the same security on behalf of UBS PACE Money Market Investments and one or more other accounts advised by UBS Global ~~Americas~~AM, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account~~.~~ and consistent with UBS Global AM's fiduciary obligations to the Portfolio. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for UBS PACE Money Market Investments.

(c)  UBS Global ~~Americas~~AM will maintain all books and records required to be maintained by UBS Global ~~Americas~~AM pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of UBS PACE Money Market Investments, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global ~~Americas~~AM hereby agrees that all records which it maintains for the Trust and UBS PACE Money Market Investments are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained and preserved by Rule 31a-1 and Rule 31a-2 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

(d)  At such times as shall be reasonably requested by the Board, UBS Global ~~Americas~~AM will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of UBS PACE Money Market Investments and make available to the Board any economic, statistical and investment services normally available to institutional or other customers of UBS Global ~~Americas~~AM.

(e)  In accordance with procedures adopted by the Board, as amended from time to time, UBS Global ~~Americas~~AM is responsible for assisting in the valuation (including fair valuation, if necessary) of all portfolio securities and will attempt to arrange for the provision of a price(s) from a party(ies) independent of UBS Global ~~Americas~~AM for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3.  Duties as Investment Manager to other PACE Portfolios; appointment of Sub-Advisers.

(a)  ~~Subject to the supervision and direction of the Board, UBS Global Americas will provide to the Trust investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for each Portfolio other than UBS PACE Money Market Investments and supervising and monitoring performance of the Sub-Advisers thereafter. UBS Global Americas agrees to report to the Trust results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. UBS Global Americas further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Trust whether agreements with Sub-Advisers should be renewed, modified or~~

UBS PACE Select Advisors Trust

Exhibit D

~~terminated.~~The Trust and UBS Global AM operate in accordance with the terms and conditions of a Securities and Exchange Commission exemptive order, which permits UBS Global AM, with the approval of the Trust's Board of Trustees, including the Independent Trustees, to retain Sub-Advisers for a Portfolio without receiving the approval of Portfolio shareholders. UBS Global AM will provide general management and administrative services to the Trust, and, if applicable, subject to review and approval by the Board, will: (a) set the Portfolios' overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of the Portfolio's assets; (c) allocate and, when UBS Global AM believes appropriate, reallocate the Portfolios' assets among Sub-Advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement or approve procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Portfolio's investment objectives, policies and restrictions. UBS Global AM will also periodically make recommendations to the Board as to whether the contract with one or more Sub-Advisers should be renewed, modified, or terminated, and will periodically report to the Board regarding the results of its evaluation and monitoring functions.

(b)  UBS Global ~~Americas~~AM is responsible for informing ~~the~~each Sub-~~Advisers~~Adviser of the investment objective(s), policies and restrictions of the Portfolio(s) for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Portfolio(s) for which the Sub-Adviser is responsible, and for monitoring the Sub-Advisers' discharge of their duties; but UBS Global ~~Americas~~AM is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it. Consistent with the investment objective(s), policies and restrictions as provided in the Registration Statement (or such more restrictive guidelines as approved by UBS Global AM), and applicable law, each Sub-Adviser is authorized to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities, commodities or investments on behalf of the applicable Portfolio.

(c)  With respect to each Portfolio other than UBS PACE Money Market Investments, UBS Global ~~Americas~~AM shall enter into an agreement ("Sub-Advisory Agreement") with a Sub-Adviser in substantially the form ~~attached hereto as Exhibit I~~approved by the Board for each Sub-Adviser.

(d)  UBS Global ~~Americas~~AM shall be responsible for the fees payable to and shall pay the Sub-Adviser of each Portfolio the fee as specified in the Sub-Advisory Agreement relating thereto.

(e)  UBS Global AM, directly or through a Sub-Adviser, will maintain all books and records required to be maintained by UBS Global AM pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolios, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global AM hereby agrees that all records which it maintains for the Trust and the Portfolios are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained and preserved by Rule 31a-1 and Rule 31a-2 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

UBS PACE Select Advisors Trust

Exhibit D

4.  Duties as Administrator. UBS Global ~~Americas~~AM will administer the affairs of the Trust and each Portfolio subject to the supervision of the Board and the following understandings:

(a)  UBS Global ~~Americas~~AM will supervise all aspects of the operations of the Trust and each Portfolio, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Portfolio.

(b)  UBS Global ~~Americas~~AM shall provide the Trust and each Portfolio with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Portfolio.

(c)  UBS Global ~~Americas~~AM will arrange, but not pay, for the periodic updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to each Portfolio's shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

(d)  UBS Global ~~Americas~~AM will provide the Trust and each Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

(e)  UBS Global ~~Americas~~AM will provide the Board, on a regular basis, with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global ~~Americas~~AM.

(f)  With respect to any or all series of the Trust, including the Portfolios, UBS Global AM may enter into one or more contracts (each a "Sub-administration Contract") with sub-administrators in which UBS Global AM delegates to such sub-administrators any or all of its administrative duties specified in this Agreement, provided that the Sub-administration Contract meets any applicable requirements of the 1940 Act and rules thereunder and the sub-administrator agrees to look exclusively to UBS Global AM for payment under the Sub-administration Contract.

(g)  UBS Global AM has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940, as amended, and the rules thereunder, has provided the Trust with a copy of such compliance policies and procedures (and will provide the Trust with any material amendments thereto) and agrees to assist the Trust in complying with the Trust's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable.

5.  Further duties. In all matters relating to the performance of this Agreement, UBS Global ~~Americas~~AM will act in conformity with the Trust's Trust Instrument, By-Laws and ~~the currently effective registration statement under the 1940 Act and any amendments or supplements thereto ("~~Registration Statement~~"~~) and with the instructions and directions of the Board, and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, Subchapter M of the

UBS PACE Select Advisors Trust

Exhibit D

Internal Revenue Code as applicable to regulated investment companies, and all other applicable federal and state laws and regulations.

6.  Services not exclusive. The services furnished by UBS Global ~~Americas~~AM hereunder are not to be deemed exclusive, and UBS Global ~~Americas~~AM shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of UBS Global ~~Americas~~AM who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7.  Expenses.

(a)  During the term of this Agreement, each Portfolio will bear all expenses not specifically assumed by UBS Global ~~Americas~~AM incurred in its operations and the offering of its shares.

(b)  Expenses borne by each Portfolio will include but will not be limited to the following (or each Portfolio's proportionate share of the following): (i) the cost (including brokerage commissions, applicable taxes, and, with respect to short sales, any interest expense or any other cost) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Portfolio by UBS Global ~~Americas~~AM under this Agreement; (iii) expenses of organizing the Trust and each Portfolio, including the organizational and other expenses incurred in connection with the initial offering of any new share classes of a Portfolio or the initial offering of a new Portfolio; (iv) filing fees and expenses relating to the registrations and qualification of the Portfolio's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons ~~of the Trust~~ by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Portfolio for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statement of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Portfolio; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xviii) costs of mailing, stationery and communications equipment.

UBS PACE Select Advisors Trust

Exhibit D

(c)  The Trust or the Portfolio may pay directly any expenses incurred by it in its normal operations; and, if any such payment is consented to by UBS Global ~~Americas~~AM and acknowledged as otherwise payable by UBS Global ~~Americas~~AM pursuant to this Agreement, the Portfolio may reduce the fee payable to UBS Global ~~Americas~~AM pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to UBS Global ~~Americas~~AM on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

(d)  UBS Global ~~Americas~~AM will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons ~~of the Trust~~by reason of affiliation with UBS Global AM.

(e)  The payment or assumption by UBS Global ~~Americas~~AM of any expenses of the Trust or a Portfolio that UBS Global ~~Americas~~AM is not required by this Agreement to pay or assume shall not obligate UBS Global ~~Americas~~AM to pay or assume the same or any similar expense of the Trust or a Portfolio on any subsequent occasion.

8.  Compensation.

(a)  For the administrative services provided to each Portfolio, the Portfolio will pay to UBS Global ~~Americas~~AM a fee, computed daily and paid monthly, at an annual rate of ~~0.20~~0.10% of each Portfolio's average daily net assets.

(b)  For investment management services provided pursuant to this Agreement, each Portfolio of the Trust shall pay to UBS Global ~~Americas~~AM a fee, computed daily and paid monthly on the first business day of the next succeeding calendar month, at the annual percentage rate of each such Portfolio's average daily net assets as set forth in Schedule I to this Agreement.

(c)  For the services provided and the expenses assumed pursuant to this Agreement with respect to any Portfolio hereafter established, such Portfolio will pay to UBS Global ~~Americas~~AM from the assets of the Portfolio a fee in the amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of the Portfolio and by UBS Global ~~Americas.~~AM. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Agreement.

(d)  The fee shall be computed daily and paid monthly to UBS Global ~~Americas~~AM on the first business day of the next succeeding calendar month.

(e)  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

9.  Limitation of Liability of UBS Global ~~AMERICAS~~AM. UBS Global ~~Americas~~AM, its officers, directors, employees and delegates, including any Sub-Adviser or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except a loss resulting

UBS PACE Select Advisors Trust

Exhibit D

from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it or on the part of its officers, directors, employees or delegates of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of UBS Global ~~Americas~~AM who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Portfolio or the Trust or acting with respect to any business of such Portfolio or the Trust, to be rendering such service to or acting solely for the Portfolio or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS Global ~~Americas~~AM even though paid by it.

10.  Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Portfolio shall not be liable for any obligations of any Portfolio or the Trust under this Agreement, and UBS Global ~~Americas~~AM agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

11.  Duration and Termination.

(a)  As to any Portfolio, this Agreement shall become effective on [ ], 2008 ~~April 1, 2006~~, or upon the date the Portfolio commences investment operations provided that, with respect to any Portfolio, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Portfolio's outstanding voting securities.

(b)  Unless sooner terminated as provided herein, this Agreement shall continue automatically for successive annual periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Portfolio, by vote of a majority of the outstanding voting securities of such Portfolio.

(c)  Notwithstanding the foregoing, with respect to any Portfolio this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty days' written notice to UBS Global ~~Americas~~AM and may be terminated by UBS Global ~~Americas~~AM at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Agreement with respect to any given Portfolio shall in no way affect the continued validity of this Agreement or performance thereunder with respect to any other Portfolio. This Agreement will automatically terminate in the event of its assignment.

12.  Amendment of this Agreement. ~~No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Portfolio shall be effective until approved by vote of a majority of such Portfolio's outstanding voting securities.~~Provisions of this Agreement may be amended subject to the provisions of the 1940 Act, as modified or interpreted by an applicable order of the SEC or any regulation adopted by the SEC, or interpretative release or no-action letter of the Commission or its

UBS PACE Select Advisors Trust

Exhibit D

staff. Accordingly, approval of an amendment by shareholders would be necessary only to the extent required by the 1940 Act as so modified or interpreted.

13.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF; the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

UBS PACE SELECT ADVISORS TRUST

Attest:	By:

Name:	Name:

Title:	Title:

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

Attest:	By:

Name:	Name:

Title:	Title:

UBS PACE Select Advisors Trust

Exhibit D

Schedule I

Advisory fee
UBS PACE Money Market		~~0.15~~0.250%
Investments
	Assets under management	Fee
UBS PACE Government Securities	$0 - $250 million	~~0.50~~0.550%
Fixed Income Investments	On the next $250 million - $500 million	~~0.45~~0.500%
	On the next $500 million - $750 million	~~0.425~~0.475%
	On the next $750 million - $1 billion	~~0.40~~0.450%
	Above $1 billion	~~0.375~~0.425%
	Assets under management	Fee
UBS PACE Intermediate Fixed	$0 - $250 million	~~0.40~~0.450%
Income Investments	On the next $250 million - $500 million	~~0.35~~0.400%
	On the next $500 million - $750 million	~~0.325~~0.375%
	On the next $750 million - $1 billion	~~0.30~~0.350%
	Above $1 billion	~~0.275~~0.325%
	Assets under management	Fee
UBS PACE Strategic Fixed	$0 - $250 million	~~0.50~~0.550%
Income Investments	On the next $250 million - $500 million	~~0.45~~0.500%
	On the next $500 million - $750 million	~~0.425~~0.475%
	On the next $750 million - $1 billion	~~0.40~~0.450%
	Above $1 billion	~~0.375~~0.425%
	Assets under management	Fee
UBS PACE Municipal Fixed	$0 - $250 million	~~0.40~~0.450%
Income Investments	On the next $250 million - $500 million	~~0.35~~0.400%
	On the next $500 million - $750 million	~~0.325~~0.375%
	On the next $750 million - $1 billion	~~0.30~~0.350%
	Above $1 billion	~~0.275~~0.325%
	Assets under management	Fee
UBS PACE Global Fixed Income	$0 - $500 million	~~0.60~~0.650%
Investments	On the next $500 million - $1 billion	~~0.575~~0.625%
	Above $1 billion	~~0.55~~0.600%
	Assets under management	Fee
UBS PACE Large Co Value	$0 - $250 million	~~0.60~~	~~%~~0.700%
Equity Investments	On the next $250 million - $500 million	0.670%
	On the next $500 million - $1 billion	0.630%
	Above $1 billion	0.600%
	Assets under management	Fee
UBS PACE Large Co Growth	$0 - $500 million	~~0.60~~0.700%
Equity Investments	On the next $500 million - $1 billion	~~0.575~~0.675%
	On the next $1 billion - $~~2~~1.5 billion	~~0.55~~0.650%
	On the next $1.5 billion - $2 billion	0.625%
	Above $2 billion	~~0.525~~0.600%

UBS PACE Select Advisors Trust

Exhibit D

Advisory fee
	Assets under management	Fee
UBS PACE Small/Medium Co	$0 - $~~750~~500 million	~~0.60~~0.700%
Value Equity Investments	Above $~~750~~500 million	~~0.575~~0.675%
	Assets under management	Fee
UBS PACE Small/Medium Co	$0 - $~~750~~500 million	~~0.60~~0.700%
Growth Equity Investments	Above $~~750~~500 million	~~0.575~~0.675%
	Assets under management	Fee
UBS PACE International Equity	$0 - $500 million	~~0.70~~0.800%
Investments	On the next $500 million - $1 billion	~~0.675~~0.775%
	On the next $1 billion — $~~2~~1.5 billion	~~0.65~~0.750%
	On the next $1.5 billion - $2 billion	0.725%
	Above $2 billion	~~0.625~~0.700%
	Assets under management	Fee
UBS PACE International Emerging	$0 - $500 million	~~0.90~~1.000%
Markets Equity Investments	On the next $500 million - $1 billion	~~0.875~~0.975%
	On the next $1 billion - $~~2~~1.5 billion	~~0.85~~0.950%
	On the next $1.5 billion - $2 billion	0.925%
	Above $2 billion	~~0.825~~0.900%
	Assets under management	Fee
UBS PACE High Yield Investments	$0 - $500 million	~~0.60~~0.700%
	On the next $500 million - $1 billion	~~0.55~~0.650%
	On the next $1 billion - $1.5 billion	~~0.525~~0.625%
	On the next $1.5 billion - $2 billion	~~0.500~~0.600%
	Above $2 billion	~~0.475~~0.575%
	Assets under management	Fee
UBS PACE Alternative Strategies	$0 - $500 million	~~1.200~~1.300%
Investments	On the next $500 million - $1 billion	~~1.150~~1.250%
	On the next $1 billion - $1.5 billion	~~1.100~~1.200%
	On the next $1.5 billion - $2 billion	~~1.075~~1.175%
	Above $2 billion	~~1.050~~1.150%
	Assets under management	Fee
UBS PACE Global Real Estate	$0 - $500 million	0.700%
Securities Investments	On the next $500 million - $1 billion	0.650%
	On the next $1 billion - $1.5 billion	0.625%
	On the next $1.5 billion - $2 billion	0.600%
	Above $2 billion	0.575%

UBS PACE Select Advisors Trust

Exhibit D

~~INVESTMENT MANAGEMENT AND ADMINISTRATION FEE AGREEMENT FOR UBS PACE REAL ESTATE SECURITIES INVESTMENTS~~

~~Agreement made as of November 30, 2006 between UBS PACE Select Advisors Trust, a Delaware statutory trust ("Trust"), on behalf of UBS PACE Real Estate Securities Investments ("Portfolio"), a series of shares of beneficial interest of the Trust, and UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended.~~

~~WHEREAS, the Trust has appointed UBS Global AM as investment manager and administrator for each series of shares of beneficial interest of the Trust as now exists and as hereafter may be established, pursuant to an Investment Management and Administration Agreement dated as of April 1, 2006, and amended as of August 1, 2006 between the Trust and UBS Global AM ("Management Agreement"); and~~

~~WHEREAS, the Portfolio has been established as a new series of shares of the Trust;~~

~~NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:~~

~~1.  For the administrative services provided to the Portfolio, the Portfolio will pay to UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.20% of the Portfolio's average daily net assets.~~

~~2.  For the investment management services provided to the Portfolio, the Portfolio shall pay to UBS Global AM a fee, computed daily and paid monthly on the first business day of the next succeeding calendar month, at the annual percentage rate of such Portfolio's average daily net assets as set forth below:~~

~~Portfolio Assets~~	~~Fee~~
~~$0-500 million~~	~~0.600~~	~~%~~
~~Above $500 million and up to $1 billion~~	~~0.550~~	~~%~~
~~Above $1 billion and up to $1.5 billion~~	~~0.525~~	~~%~~
~~Above $1.5 billion and up to $2 billion~~	~~0.500~~	~~%~~
~~Above $2 billion~~	~~0.475~~	~~%~~

~~3.  The fee shall be computed daily and paid monthly to UBS Global AM on the first business day of the next succeeding calendar month.~~

~~4.  If this Fee Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.~~

~~5.  This Fee Agreement shall be subject to all terms and conditions of the Management Agreement.~~

~~6.  This Fee Agreement shall become effective upon the date written above, provided that it shall not take effect unless it has first been approved (i) by a vote of a majority of the Trustees of the Trust who are~~

UBS PACE Select Advisors Trust

Exhibit D

~~not parties to this Fee Agreement or the Management Agreement or interested persons of any such persons at a meeting called for the purpose of such approval and (ii) by vote of a majority of the Portfolio's outstanding voting securities.~~

~~IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first written above.~~

~~UBS PACE SELECT ADVISORS TRUST~~

~~By:~~

~~Name:~~

~~Title:~~

~~By:~~

~~Name:~~

~~Title:~~

~~UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.~~

~~By:~~

~~Name:~~

~~Title:~~

~~By:~~

~~Name:~~

~~Title:~~

UBS PACE Select Advisors Trust

Exhibit E

Additional information on Proposal 1 for each Fund

Table of contents

PACE Government	E-2

PACE Intermediate	E-7

PACE Strategic	E-12

PACE Municipal	E-17

PACE Global Fixed Income	E-22

PACE High Yield	E-27

PACE Large Co Value	E-32

PACE Large Co Growth	E-37

PACE Sm/Med Co Value	E-42

PACE Sm/Med Co Growth	E-47

PACE Intl Equity	E-52

PACE Intl Emerging Mkts	E-56

PACE Global Real Estate	E-60

PACE Alternative Strategies	E-64

PACE Money Market	E-70

UBS PACE Select Advisors Trust

Exhibit E

PACE Government

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.700%	$0 - $250 million	0.650%
Above $250 million up to $500 million	0.650%	Above $250 million up to $500 million	0.600%
Above $500 million up to $750 million	0.625%	Above $500 million up to $750 million	0.575%
Above $750 million up to $1 billion	0.600%	Above $750 million up to $1 billion	0.550%
Above $1 billion	0.575%	Above $1 billion	0.525%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.500%	$0 - $250 million	0.550%
Above $250 million up to $500 million	0.450%	Above $250 million up to $500 million	0.500%
Above $500 million up to $750 million	0.425%	Above $500 million up to $750 million	0.475%
Above $750 million up to $1 billion	0.400%	Above $750 million up to $1 billion	0.450%
Above $1 billion	0.375%	Above $1 billion	0.425%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Government

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	4.50%	4.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	0.75%	0.75%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Government

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.47%		0.52%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.41	%***	0.31	%&
Total annual fund operating expenses	1.13%		1.08%
Less management fee waiver/expense reimbursements	0.06	%†	0.03	%††
Net expenses	1.07	%†	1.05	%††
Class B	Current agreement		Amended agreement
Management fees	0.47%		0.52%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.41	%***	0.31	%&
Total annual fund operating expenses	1.88%		1.83%
Less management fee waiver/expense reimbursements	0.06	%†	0.03	%††
Net expenses	1.82	%†	1.80	%††
Class C	Current agreement		Amended agreement
Management fees	0.47%		0.52%
Distribution and/or service (12b-1) fees	0.75%		0.75%
Other expenses	0.48	%***	0.38	%&
Total annual fund operating expenses	1.70%		1.65%
Less management fee waiver/expense reimbursements	0.13	%†	0.08	%††
Net expenses	1.57	%†	1.57	%††
Class Y	Current agreement		Amended agreement
Management fees	0.47%		0.52%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.32	%***	0.22	%&
Total annual fund operating expenses	0.79%		0.74%
Less management fee waiver/expense reimbursements	0.03	%†	0.03	%††
Net expenses	0.76	%†	0.71	%††
Class P	Current agreement		Amended agreement
Management fees	0.47%		0.52%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.44	%***	0.34	%&
Total annual fund operating expenses	0.91%		0.86%
Less management fee waiver/expense reimbursements	0.09	%†	0.04	%††
Net expenses	0.82	%†	0.82	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

†  Effective August 1, 2007, the fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The fund and UBS Global AM have also entered into an additional written fee waiver/expense

UBS PACE Select Advisors Trust

Exhibit E

PACE Government

reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.07% for Class A, 1.82% for Class B, 1.57% for Class C, 0.82% for Class Y, and 0.82% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The fund and UBS Global AM have also agreed to enter into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary total operating expenses through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.07% for Class A, 1.82% for Class B, 1.57% for Class C, 0.82% for Class Y, and 0.82% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$554	$787	$1,039	$1,758
Amended Contract	$552	$775	$1,016	$1,705
Class B (assuming sale of all shares at end of period)
Current Contract	$685	$885	$1,211	$1,821	**
Amended Contract	$683	$873	$1,188	$1,768	**
Class B (assuming no sale of shares)
Current Contract	$185	$585	$1,011	$1,821	**
Amended Contract	$183	$573	$988	$1,768	**
Class C (assuming sale of all shares at end of period)
Current Contract	$235	$523	$911	$1,998
Amended Contract	$235	$513	$889	$1,948
Class C (assuming no sale of shares)
Current Contract	$160	$523	$911	$1,998
Amended Contract	$160	$513	$889	$1,948
Class Y
Current Contract	$78	$249	$436	$975
Amended Contract	$73	$234	$409	$916
Class P
Current Contract	$235	$743	$1,277	$2,740
Amended Contract	$235	$733	$1,257	$2,693

*  The costs under the 1 year estimate reflect a fee waiver agreement and an additional fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver agreement and the fee waiver/expense reimbursement agreement are in effect only for the first year. As long as a fee waiver agreement and fee waiver/expense reimbursement agreement are in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Government

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$2,695,257	$2,982,934	$287,677	10.67%
Administrative Fee	$1,150,708	$575,354	$(575,354)	(50.00)%
Total fees	$3,845,965	$3,558,288	$(287,677)	(7.48)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intermediate

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.600%	$0 - $250 million	0.550%
Above $250 million up to $500 million	0.550%	Above $250 million up to $500 million	0.500%
Above $500 million up to $750 million	0.525%	Above $500 million up to $750 million	0.475%
Above $750 million up to $1 billion	0.500%	Above $750 million up to $1 billion	0.450%
Above $1 billion	0.475%	Above $1 billion	0.425%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.400%	$0 - $250 million	0.450%
Above $250 million up to $500 million	0.350%	Above $250 million up to $500 million	0.400%
Above $500 million up to $750 million	0.325%	Above $500 million up to $750 million	0.375%
Above $750 million up to $1 billion	0.300%	Above $750 million up to $1 billion	0.350%
Above $1 billion	0.275%	Above $1 billion	0.325%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intermediate

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	4.50%	4.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	0.75%	0.75%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Intermediate

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.38%		0.43%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.45	%***	0.35	%&
Total annual fund operating expenses	1.08%		1.03%
Less management fee waiver/expense reimbursements	0.15	%†	0.10	%††
Net expenses	0.93	%†	0.93	%††
Class B	Current agreement		Amended agreement
Management fees	0.38%		0.43%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses***	0.46	%***	0.36	%&
Total annual fund operating expenses	1.84%		1.79%
Less management fee waiver/expense reimbursements	0.16	%†	0.11	%††
Net expenses	1.68	%†	1.68	%††
Class C	Current agreement		Amended agreement
Management fees	0.38%		0.43%
Distribution and/or service (12b-1) fees	0.75%		0.75%
Other expenses	0.44	%***	0.34	%&
Total annual fund operating expenses	1.57%		1.52%
Less management fee waiver/expense reimbursements	0.14	%†	0.09	%††
Net expenses	1.43	%†	1.43	%††
Class Y	Current agreement		Amended agreement
Management fees	0.38%		0.43%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.42	%***	0.32	%&
Total annual fund operating expenses	0.80%		0.75%
Less management fee waiver/expense reimbursements	0.12	†	0.07	%††
Net expenses	0.68	%†	0.68	%††
Class P	Current agreement		Amended agreement
Management fees	0.38%		0.43%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.42	%***	0.32	%&
Total annual fund operating expenses	0.80%		0.75%
Less management fee waiver/expense reimbursements	0.12	†	0.07	%††
Net expenses	0.68	%†	0.68	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses that would have been reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intermediate

†  Effective August 1, 2007, the fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C, 0.68% for Class Y and 0.68% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C, 0.68% for Class Y and 0.68% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$541	$764	$1,005	$1,695
Amended Contract	$541	$754	$984	$1,644
Class B (assuming sale of all shares at end of period)
Current Contract	$671	$863	$1,181	$1,763	**
Amended Contract	$671	$853	$1,159	$1,712	**
Class B (assuming no sale of shares)
Current Contract	$171	$563	$981	$1,763	**
Amended Contract	$171	$553	$959	$1,712	**
Class C (assuming sale of all shares at end of period)
Current Contract	$221	$482	$842	$1,856
Amended Contract	$221	$471	$820	$1,805
Class C (assuming no sale of shares)
Current Contract	$146	$482	$842	$1,856
Amended Contract	$146	$471	$820	$1,805
Class Y
Current Contract	$69	$243	$432	$979
Amended Contract	$69	$233	$410	$924
Class P
Current Contract	$221	$707	$1,219	$2,626
Amended Contract	$221	$697	$1,199	$2,580

*  The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intermediate

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$1,607,710	$1,819,526	$211,816	13.18%
Administrative Fee	$847,264	$423,632	$(423,632)	(50.00)%
Total fees	$2,454,974	$2,243,158	$(211,816)	(8.63)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Strategic

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.700%	$0 - $250 million	0.650%
Above $250 million up to $500 million	0.650%	Above $250 million up to $500 million	0.600%
Above $500 million up to $750 million	0.625%	Above $500 million up to $750 million	0.575%
Above $750 million up to $1 billion	0.600%	Above $750 million up to $1 billion	0.550%
Above $1 billion	0.575%	Above $1 billion	0.525%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.500%	$0 - $250 million	0.550%
Above $250 million up to $500 million	0.450%	Above $250 million up to $500 million	0.500%
Above $500 million up to $750 million	0.425%	Above $500 million up to $750 million	0.475%
Above $750 million up to $1 billion	0.400%	Above $750 million up to $1 billion	0.450%
Above $1 billion	0.375%	Above $1 billion	0.425%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Strategic

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	4.50%	4.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	0.75%	0.75%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Strategic

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.46%		0.51%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.44	%***	0.34	%&
Total annual fund operating expenses	1.15%		1.10%
Less management fee waiver/expense reimbursements	0.09	%†	0.04	%††
Net expenses	1.06	%†	1.06	%††
Class B	Current agreement		Amended agreement
Management fees	0.46%		0.51%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.47	%***	0.37	%&
Total annual fund operating expenses	1.93%		1.88%
Less management fee waiver/expense reimbursements	0.12	%†	0.07	%††
Net expenses	1.81	%†	1.81	%††
Class C	Current agreement		Amended agreement
Management fees	0.46%		0.51%
Distribution and/or service (12b-1) fees	0.75%		0.75%
Other expenses	0.42	%***	0.32	%&
Total annual fund operating expenses	1.63%		1.58%
Less management fee waiver/expense reimbursements	0.07	%†	0.02	%††
Net expenses	1.56	%†	1.56	%††
Class Y	Current agreement		Amended agreement
Management fees	0.46%		0.51%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.33	%***	0.23	%&
Total annual fund operating expenses	0.79%		0.74%
Less management fee waiver/expense reimbursements	—	†	—	††
Net expenses	0.79	%†	0.74	%††
Class P	Current agreement		Amended agreement
Management fees	0.46%		0.51%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.47	%***	0.37	%&
Total annual fund operating expenses	0.93%		0.88%
Less management fee waiver/expense reimbursements	0.12	%†	0.07	%††
Net expenses	0.81	%†	0.81	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses that would have been reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

UBS PACE Select Advisors Trust

Exhibit E

PACE Strategic

†  Effective August 1, 2007, the fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.06% for Class A, 1.81% for Class B, 1.56% for Class C, 0.81% for Class Y and 0.81% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.06% for Class A, 1.81% for Class B, 1.56% for Class C, 0.81% for Class Y and 0.81% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$553	$790	$1,046	$1,777
Amended Contract	$553	$780	$1,025	$1,726
Class B (assuming sale of all shares at end of period)
Current Contract	$684	$895	$1,231	$1,855	**
Amended Contract	$684	$884	$1,210	$1,805	**
Class B (assuming no sale of shares)
Current Contract	$184	$595	$1,031	$1,855	**
Amended Contract	$184	$584	$1,010	$1,805	**
Class C (assuming sale of all shares at end of period)
Current Contract	$234	$507	$880	$1,927
Amended Contract	$234	$497	$858	$1,877
Class C (assuming no sale of shares)
Current Contract	$159	$507	$880	$1,927
Amended Contract	$159	$497	$858	$1,877
Class Y
Current Contract	$81	$252	$439	$978
Amended Contract	$76	$237	$411	$918
Class P
Current Contract	$234	$746	$1,285	$2,757
Amended Contract	$234	$736	$1,264	$2,711

*  The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Strategic

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$2,944,252	$3,261,219	$316,967	10.77%
Administrative Fee	$1,267,882	$633,941	$(633,941)	(50.00)%
Total fees	$4,212,134	$3,895,160	$(316,974)	(7.53)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Municipal

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.600%	$0 - $250 million	0.550%
Above $250 million up to $500 million	0.550%	Above $250 million up to $500 million	0.500%
Above $500 million up to $750 million	0.525%	Above $500 million up to $750 million	0.475%
Above $750 million up to $1 billion	0.500%	Above $750 million up to $1 billion	0.450%
Above $1 billion	0.475%	Above $1 billion	0.425%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $250 million	0.400%	$0 - $250 million	0.450%
Above $250 million up to $500 million	0.350%	Above $250 million up to $500 million	0.400%
Above $500 million up to $750 million	0.325%	Above $500 million up to $750 million	0.375%
Above $750 million up to $1 billion	0.300%	Above $750 million up to $1 billion	0.350%
Above $1 billion	0.275%	Above $1 billion	0.325%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Municipal

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	4.50%	4.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	0.75%	0.75%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Municipal

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.40%		0.45%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.37	%***	0.27	%&
Total annual fund operating expenses	1.02%		0.97%
Less management fee waiver/expense reimbursements	0.09	%†	0.04	%††
Net expenses	0.93	%†	0.93	%††
Class B	Current agreement		Amended agreement
Management fees	0.40%		0.45%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.38	%***	0.28	%&
Total annual fund operating expenses	1.78%		1.73%
Less management fee waiver/expense reimbursements	0.10	%†	0.05	%††
Net expenses	1.68	%†	1.68	%††
Class C	Current agreement		Amended agreement
Management fees	0.40%		0.45%
Distribution and/or service (12b-1) fees	0.75%		0.75%
Other expenses	0.38	%***	0.28	%&
Total annual fund operating expenses	1.53%		1.48%
Less management fee waiver/expense reimbursements	0.10	%†	0.05	%††
Net expenses	1.43	%†	1.43	%††
Class Y	Current agreement		Amended agreement
Management fees	0.40%		0.45%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.43	%***	0.33	%&
Total annual fund operating expenses	0.83%		0.78%
Less management fee waiver/expense reimbursements	0.15	†	0.10	%††
Net expenses	0.68	%†	0.68	%††
Class P	Current agreement		Amended agreement
Management fees	0.40%		0.45%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.41	%***	0.31	%&
Total annual fund operating expenses	0.81%		0.76%
Less management fee waiver/expense reimbursements	0.13	%†	0.08	%††
Net expenses	0.68	%†	0.68	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses are expected to be less than 0.01% of the average net assets of the fund.

UBS PACE Select Advisors Trust

Exhibit E

PACE Municipal

†  Effective August 1, 2007, the fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C, 0.68% for Class Y and 0.68% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C, 0.68% for Class Y and 0.68% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$541	$752	$980	$1,634
Amended Contract	$541	$741	$958	$1,583
Class B (assuming sale of all shares at end of period)
Current Contract	$671	$851	$1,155	$1,702	**
Amended Contract	$671	$840	$1,134	$1,651	**
Class B (assuming no sale of shares)
Current Contract	$171	$551	$955	$1,702	**
Amended Contract	$171	$540	$934	$1,651	**
Class C (assuming sale of all shares at end of period)
Current Contract	$221	$474	$825	$1,815
Amended Contract	$221	$463	$803	$1,764
Class C (assuming no sale of shares)
Current Contract	$146	$474	$825	$1,815
Amended Contract	$146	$463	$803	$1,764
Class Y
Current Contract	$69	$250	$446	$1,011
Amended Contract	$69	$239	$423	$957
Class P
Current Contract	$221	$709	$1,223	$2,636
Amended Contract	$221	$699	$1,203	$2,589

*  The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Municipal

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$1,084,041	$1,221,048	$137,007	12.64%
Administrative Fee	$548,024	$274,012	$(274,012)	(50.00)%
Total fees	$1,632,065	$1,495,060	$(137,005)	(8.39)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Fixed Income

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.800%	$0 - $500 million	0.750%
Above $500 million up to $1 billion	0.775%	Above $500 million up to $1 billion	0.725%
Above $1 billion	0.750%	Above $1 billion	0.700%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.600%	$0 - $500 million	0.650%
Above $500 million up to $1 billion	0.575%	Above $500 million up to $1 billion	0.625%
Above $1 billion	0.550%	Above $1 billion	0.600%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Fixed Income

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	4.50%	4.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	0.75%	0.75%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Fixed Income

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.60%		0.65%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.52	%***	0.42	%&
Total annual fund operating expenses	1.37%		1.32%
Less management fee waiver/expense reimbursements	0.12	%†	0.07	%††
Net expenses	1.25	%†	1.25	%††
Class B	Current agreement		Amended agreement
Management fees	0.60%		0.65%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.53	%***	0.43	%&
Total annual fund operating expenses	2.13%		2.08%
Less management fee waiver/expense reimbursements	0.13	%†	0.08	%††
Net expenses	2.00	%†	2.00	%††
Class C	Current agreement		Amended agreement
Management fees	0.60%		0.65%
Distribution and/or service (12b-1) fees	0.75%		0.75%
Other expenses	0.50	%***	0.40	%&
Total annual fund operating expenses	1.85%		1.80%
Less management fee waiver/expense reimbursements	0.10	%†	0.05	%††
Net expenses	1.75	%†	1.75	%††
Class Y	Current agreement		Amended agreement
Management fees	0.60%		0.65%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.43	%***	0.33	%&
Total annual fund operating expenses	1.03%		0.98%
Less management fee waiver/expense reimbursements	0.05	%†	0.05	%††
Net expenses	0.98	%†	0.93	%††
Class P	Current agreement		Amended agreement
Management fees	0.60%		0.65%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.62	%***	0.52	%&
Total annual fund operating expenses	1.22%		1.17%
Less management fee waiver/expense reimbursements	0.22	%†	0.17	%††
Net expenses	1.00	%†	1.00	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses that would have been reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

†  Effective August 1, 2007, the fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Fixed Income

paid by UBS Global AM to Rogge. The fund and UBS Global AM also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.25% for Class A, 2.00% for Class B, 1.75% for Class C, 1.00% for Class Y, and 1.00% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge. The fund and UBS Global AM will also agree to enter into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.25% for Class A, 2.00% for Class B, 1.75% for Class C, 1.00% for Class Y, and 1.00% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$572	$853	$1,155	$2,012
Amended Contract	$572	$843	$1,135	$1,963
Class B (assuming sale of all shares at end of period)
Current Contract	$703	$954	$1,332	$2,080	**
Amended Contract	$703	$944	$1,311	$2,031	**
Class B (assuming no sale of shares)
Current Contract	$203	$654	$1,132	$2,080	**
Amended Contract	$203	$644	$1,111	$2,031	**
Class C (assuming sale of all shares at end of period)
Current Contract	$253	$572	$991	$2,161
Amended Contract	$253	$562	$970	$2,112
Class C (assuming no sale of shares)
Current Contract	$178	$572	$991	$2,161
Amended Contract	$178	$562	$970	$2,112
Class Y
Current Contract	$100	$323	$564	$1,255
Amended Contract	$95	$307	$537	$1,197
Class P
Current Contract	$253	$824	$1,420	$3,035
Amended Contract	$253	$813	$1,400	$2,990

*  The costs under the 1 year estimate reflect a fee waiver agreement and an additional fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver agreement and the fee waiver/expense reimbursement agreement are in effect only for the first year. As long as a fee waiver agreement and fee waiver/expense reimbursement agreement are in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Fixed Income

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$3,108,505	$3,368,565	$260,060	8.37%
Administrative Fee	$1,037,942	$518,971	$(518,971)	(50.00)%
Total fees	$4,146,447	$3,887,536	$(258,911)	(6.24)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE High Yield

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.800%	$0 - $500 million	0.800%
Above $500 million up to $1 billion	0.750%	Above $500 million up to $1 billion	0.750%
Above $1 billion up to $1.5 billion	0.725%	Above $1 billion up to $1.5 billion	0.725%
Above $1.5 billion up to $2 billion	0.700%	Above $1.5 billion up to $2 billion	0.700%
Above $2 billion	0.675%	Above $2 billion	0.675%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.600%	$0 - $500 million	0.700%
Above $500 million up to $1 billion	0.550%	Above $500 million up to $1 billion	0.650%
Above $1 billion up to $1.5 billion	0.525%	Above $1 billion up to $1.5 billion	0.625%
Above $1.5 billion up to $2 billion	0.500%	Above $1.5 billion up to $2 billion	0.600%
Above $2 billion	0.475%	Above $2 billion	0.575%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE High Yield

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	4.50%	4.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	0.75%	0.75%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE High Yield

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	1.11	%†	1.01	%&
Total annual fund operating expenses	1.96%		1.96%
Less management fee waiver/expense reimbursements	0.61	%††	0.61	%†††
Net expenses	1.35	%††	1.35	%†††
Class B	Current agreement***		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	1.11	%†	1.01	%&
Total annual fund operating expenses	2.71%		2.71%
Less management fee waiver/expense reimbursements	0.61	%††	0.61	%†††
Net expenses	2.10	%††	2.10	%†††
Class C	Current agreement***		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	0.75%		0.75%
Other expenses	1.11	%†	1.01	%&
Total annual fund operating expenses	2.46%		2.46%
Less management fee waiver/expense reimbursements	0.61	%††	0.61	%†††
Net expenses	1.85	%††	1.85	%†††
Class Y	Current agreement#		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	None		None
Other expenses	1.72	%†	1.62	%&
Total annual fund operating expenses	2.32%		2.32%
Less management fee waiver/expense reimbursements	1.22	%††	1.22	%†††
Net expenses	1.10	%††	1.10	%†††
Class P	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	None		None
Other expenses	1.12	%†	1.02	%&
Total annual fund operating expenses	1.72%		1.72%
Less management fee waiver/expense reimbursements	0.62	%††	0.62	%†††
Net expenses	1.10	%††	1.10	%†††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  As of the end of the fund's prior fiscal year, Class B and Class C shares were not operational. Therefore, these amounts have been estimated.

#  Expenses are annualized and reflect the actual expenses of Class Y based on its limited operating history during a prior fiscal year.

†  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE High Yield

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.35% for Class A, 2.10% for Class B, 1.85% for Class C, 1.10% for Class Y and 1.10% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that is can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

†††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.35% for Class A, 2.10% for Class B, 1.85% for Class C, 1.10% for Class Y and 1.10% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that is can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$581	$981	$1,406	$2,586
Amended Contract	$581	$981	$1,406	$2,586
Class B (assuming sale of all shares at end of period)
Current Contract	$713	$1,084	$1,581	$2,649	**
Amended Contract	$713	$1,084	$1,581	$2,649	**
Class B (assuming no sale of shares)
Current Contract	$213	$784	$1,381	$2,649	**
Amended Contract	$213	$784	$1,381	$2,649	**
Class C (assuming sale of all shares at end of period)
Current Contract	$263	$708	$1,256	$2,750
Amended Contract	$263	$708	$1,256	$2,750
Class C (assuming no sale of shares)
Current Contract	$188	$708	$1,256	$2,750
Amended Contract	$188	$708	$1,256	$2,750
Class Y
Current Contract	$112	$607	$1,129	$2,562
Amended Contract	$112	$607	$1,129	$2,562
Class P
Current Contract	$263	$934	$1,630	$3,479
Amended Contract	$263	$934	$1,630	$3,479

*  The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE High Yield

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$289,324	$337,545	$48,221	16.67%
Administrative Fee	$96,442	$48,221	$(48,221)	(50.00)%
Total fees	$385,766	$385,766	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Value

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
		Assets under management	Fee
0.800	%*	$0 - $250 million	0.800%
		Above $250 million up to $500 million	0.770%
		Above $500 million up to $1 billion	0.730%
		Above $1 billion	0.700%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
		Assets under management	Fee
0.600	%*	$0 - $250 million	0.700%
		Above $250 million up to $500 million	0.670%
		Above $500 million up to $1 billion	0.630%
		Above $1 billion	0.600%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

*  See discussion under the heading "Special considerations relating to Large Co Value" on page 15 of the Proxy Statement.

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Value

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Value

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.60%		0.64%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.36	%***	0.26	%&
Total annual fund operating expenses	1.21%		1.15%
Less management fee waiver/expense reimbursements	0.13	%†	0.07	%††
Net expenses	1.08	%†	1.08	%††
Class B	Current agreement		Amended agreement
Management fees	0.60%		0.64%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.51	%***	0.41	%&
Total annual fund operating expenses	2.11%		2.05%
Less management fee waiver/expense reimbursements	0.13	%†	0.07	%††
Net expenses	1.98	%†	1.98	%††
Class C	Current agreement		Amended agreement
Management fees	0.60%		0.64%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.40	%***	0.30	%&
Total annual fund operating expenses	2.00%		1.94%
Less management fee waiver/expense reimbursements	0.13	%†	0.07	%††
Net expenses	1.87	%†	1.87	%††
Class Y	Current agreement		Amended agreement
Management fees	0.60%		0.64%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.28	%***	0.18	%&
Total annual fund operating expenses	0.88%		0.82%
Less management fee waiver/expense reimbursements	0.13	†	0.07	%††
Net expenses	0.75	%†	0.75	%††
Class P	Current agreement		Amended agreement
Management fees	0.60%		0.64%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.36	%***	0.26	%&
Total annual fund operating expenses	0.96%		0.90%
Less management fee waiver/expense reimbursements	0.13	%†	0.07	%††
Net expenses	0.83	%†	0.83	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

†  The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower overall fees paid

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Value

to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have also entered into an additional fee waiver agreement pursuant to which UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million—0.60%; in excess of $250 million to $500 million—0.57%; in excess of $500 million up to $1 billion—0.53%; and over $1 billion—0.50%.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM.

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years	5 years	10 years
Class A
Current Contract	$654	*	$889	$1,142	$1,865
Amended Contract	$654		$889	$1,142	$1,865
Class B (assuming sale of all shares at end of period)
Current Contract	$701	*	$936	$1,297	$1,929	**
Amended Contract	$701		$936	$1,297	$1,929	**
Class B (assuming no sale of all shares)
Current Contract	$201	*	$636	$1,097	$1,929	**
Amended Contract	$201		$636	$1,097	$1,929	**
Class C (assuming sale of all shares at end of period)
Current Contract	$290	*	$602	$1,041	$2,259
Amended Contract	$290		$602	$1,041	$2,259
Class C (assuming no sale of shares)
Current Contract	$190	*	$602	$1,041	$2,259
Amended Contract	$190		$602	$1,041	$2,259
Class Y
Current Contract	$77	*	$255	$448	$1,007
Amended Contract	$77		$255	$448	$1,007
Class P
Current Contract	$236	*	$742	$1,274	$2,731
Amended Contract	$236		$742	$1,274	$2,731

*  The costs under the 1 year estimate reflect the annual fee waiver agreement between UBS Global AM and the fund which (together with the permanent fee waiver agreement) limits the fund's ordinary total operating expenses to the net expense level shown in the fee table. This agreement is in effect through December 1, 2008. The costs under the 3, 5 and 10 year estimates reflect only the permanent fee waiver agreement between the fund and UBS Global AM and do not reflect the fee waiver agreement in effect through December 1, 2008. As long as an annual fee waiver agreement (in addition to the permanent fee waiver agreement) is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Value

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any, except that this information has also been restated further below to reflect the impact of the permanent fee waiver agreement under the Current Agreement, which would go away if the Current Agreement is terminated and superseded by the Amended Agreement.

Contractual rate	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$9,639,417	$10,214,418	$575,001	5.97%
Administrative Fee	$3,213,140	$1,606,570	$(1,606,570)	(50.00)%
Total fees	$12,852,557	$11,820,988	$(1,031,569)	(8.03)%
Pursuant to fee waiver agreement*	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$8,607,848	$10,214,418	$1,606,570	18.66%
Administrative Fee	$3,213,140	$1,606,570	$(1,606,570)	(50.00)%
Total fees	$11,820,988	$11,820,988	$0	0.00%

*  See discussion under the heading "Special considerations relating to Large Co Value" on page 15 of the Proxy Statement.

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $10,110 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM. These brokerage commissions represented 0.44% of the total brokerage commissions paid by the Fund during the fiscal year.

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Growth

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.800%	$0 - $500 million	0.800%
Above $500 million up to $1 billion	0.775%	Above $500 million up to $1 billion	0.775%
Above $1 billion up to $2 billion	0.750%	Above $1 billion up to $1.5 billion	0.750%
Above $2 billion	0.725%	Above $1.5 billion up to $2 billion	0.725%
		Above $2 billion	0.700%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.600%	$0 - $500 million	0.700%
Above $500 million up to $1 billion	0.575%	Above $500 million up to $1 billion	0.675%
Above $1 billion up to $2 billion	0.550%	Above $1 billion up to $1.5 billion	0.650%
Above $2 billion	0.525%	Above $1.5 billion up to $2 billion	0.625%
		Above $2 billion	0.600%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Growth

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Growth

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.58%		0.68%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.42	%***	0.32	%&
Total annual fund operating expenses	1.25%		1.25%
Less management fee waiver/expense reimbursements	0.05	%†	0.05	%††
Net expenses	1.20	%†	1.20	%††
Class B	Current agreement		Amended agreement
Management fees	0.58%		0.68%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.66	%***	0.56	%&
Total annual fund operating expenses	2.24%		2.24%
Less management fee waiver/expense reimbursements	0.19	%†	0.19	%††
Net expenses	2.05	%†	2.05	%††
Class C	Current agreement		Amended agreement
Management fees	0.58%		0.68%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.51	%***	0.41	%&
Total annual fund operating expenses	2.09%		2.09%
Less management fee waiver/expense reimbursements	0.05	%†	0.05	%††
Net expenses	2.04	%†	2.04	%††
Class Y	Current agreement		Amended agreement
Management fees	0.58%		0.68%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.28	%***	0.18	%&
Total annual fund operating expenses	0.86%		0.86%
Less management fee waiver/expense reimbursements	0.05	%†	0.05	%††
Net expenses	0.81	%†	0.81	%††
Class P	Current agreement		Amended agreement
Management fees	0.58%		0.68%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.37	%***	0.27	%&
Total annual fund operating expenses	0.95%		0.95%
Less management fee waiver/expense reimbursements	0.05	%†	0.05	%††
Net expenses	0.90	%†	0.90	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement. Additionally, this includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses that would have been reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Growth

Additionally, this includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses are expected to be less than 0.01% of the average net assets of the fund.

†  The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower fees paid to the fund's investment advisor as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.05% for Class Y, and 1.05% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower fees paid to the fund's investment advisor as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM will enter into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.05% for Class Y, and 1.05% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$666	$920	$1,194	$1,974
Amended Contract	$666	$920	$1,194	$1,974
Class B (assuming sale of all shares at end of period)
Current Contract	$708	$982	$1,383	$2,079	**
Amended Contract	$708	$982	$1,383	$2,079	**
Class B (assuming no sale of shares)
Current Contract	$208	$682	$1,183	$2,079	**
Amended Contract	$208	$682	$1,183	$2,079	**
Class C (assuming sale of all shares at end of period)
Current Contract	$307	$650	$1,119	$2,417
Amended Contract	$307	$650	$1,119	$2,417
Class C (assuming no sale of shares)
Current Contract	$207	$650	$1,119	$2,417
Amended Contract	$207	$650	$1,119	$2,417
Class Y
Current Contract	$83	$269	$472	$1,056
Amended Contract	$83	$269	$472	$1,056
Class P
Current Contract	$243	$759	$1,301	$2,782
Amended Contract	$243	$759	$1,301	$2,782

*  The costs under the 1 year estimate reflect a fee waiver agreement and, with respect to Class B shares, an additional fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual

UBS PACE Select Advisors Trust

Exhibit E

PACE Large Co Growth

operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver agreement and fee waiver/expense reimbursement agreement are in effect only for the first year. As long as a fee waiver agreement and fee waiver/expense reimbursement agreement are in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements and recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$7,160,281	$8,393,968	$1,233,687	17.23%
Administrative Fee	$2,467,374	$1,233,687	$(1,233,687)	(50.00)%
Total fees	$9,627,655	$9,627,655	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $5,779 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM. These brokerage commissions represented 0.54% of the total brokerage commissions paid by the Fund during the fiscal year.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Value

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $750 million	0.800%	$0 - $500 million	0.800%
Above $750 million	0.775%	Above $500 million	0.775%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $750 million	0.600%	$0 - $500 million	0.700%
Above $750 million	0.575%	Above $500 million	0.675%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Value

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Value

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement	Amended agreement
Management fees	0.60%	0.70%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.42%†	0.32%&
Total annual fund operating expenses	1.27%	1.27%
Class B	Current agreement	Amended agreement
Management fees	0.60%	0.70%
Distribution and/or service (12b-1) fees	1.00%	1.00%
Other expenses	0.53%†	0.43%&
Total annual fund operating expenses	2.13%	2.13%
Class C	Current agreement	Amended agreement
Management fees	0.60%	0.70%
Distribution and/or service (12b-1) fees	1.00%	1.00%
Other expenses	0.44%†	0.34%&
Total annual fund operating expenses	2.04%	2.04%
Class Y	Current agreement	Amended agreement
Management fees	0.60%	0.70%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.34%†	0.24%&
Total annual fund operating expenses	0.94%	0.94%
Class P	Current agreement	Amended agreement
Management fees	0.60%	0.70%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.56%†	0.46%&
Total annual fund operating expenses	1.16%	1.16%

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

†  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement. Additionally, this includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses that would have been reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement. Additionally, this includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses are expected to be less than 0.01% of the average net assets of the fund.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Value

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A
Current Contract	$672	$931	$1,209	$2,000
Amended Contract	$672	$931	$1,209	$2,000
Class B (assuming sale of all shares at end of period)
Current Contract	$716	$967	$1,344	$2,041	*
Amended Contract	$716	$967	$1,344	$2,041	*
Class B (assuming no sale of shares)
Current Contract	$216	$667	$1,144	$2,041	*
Amended Contract	$216	$667	$1,144	$2,041	*
Class C (assuming sale of all shares at end of period)
Current Contract	$307	$640	$1,098	$2,369
Amended Contract	$307	$640	$1,098	$2,369
Class C (assuming no sale of shares)
Current Contract	$207	$640	$1,098	$2,369
Amended Contract	$207	$640	$1,098	$2,369
Class Y
Current Contract	$96	$300	$520	$1,155
Amended Contract	$96	$300	$520	$1,155
Class P
Current Contract	$269	$826	$1,410	$2,993
Amended Contract	$269	$826	$1,410	$2,993

*  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Value

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$3,127,759	$3,643,728	$515,969	16.50%
Administrative Fee	$1,042,586	$521,293	$(521,293)	(50.00)%
Total fees	$4,170,345	$4,165,021	$(5,324)	(0.13)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $30 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM. These brokerage commissions represented 0.01% of the total brokerage commissions paid by the Fund during the fiscal year.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Growth

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $750 million	0.800%	$0 - $500 million	0.800%
Above $750 million	0.775%	Above $500 million	0.775%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $750 million	0.600%	$0 - $500 million	0.700%
Above $750 million	0.575%	Above $500 million	0.675%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Growth

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Growth

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.45	%***	0.35	%&
Total annual fund operating expenses	1.30%		1.30%
Less management fee waiver/expense reimbursements	—	†	—	††
Net expenses	1.30	%†	1.30	%††
Class B	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.70	%***	0.60	%&
Total annual fund operating expenses	2.30%		2.30%
Less management fee waiver/expense reimbursements	0.17	%†	0.17	%††
Net expenses	2.13	%†	2.13	%††
Class C	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.48	%***	0.38	%&
Total annual fund operating expenses	2.08%		2.08%
Less management fee waiver/expense reimbursements	—	†	—	††
Net expenses	2.08	%†	2.08	%††
Class Y	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.33	%***	0.23	%&
Total annual fund operating expenses	0.93%		0.93%
Less management fee waiver/expense reimbursements	—	†	—	††
Net expenses	0.93	%†	0.93	%††
Class P	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.56	%***	0.46	%&
Total annual fund operating expenses	1.16%		1.16%
Less management fee waiver/expense reimbursements	0.03	%†	0.03	%††
Net expenses	1.13	%†	1.13	%††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Growth

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses are expected to be less than 0.01% of the average net assets of the fund.

†  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 2.13% for Class C, 1.13% for Class Y and 1.13% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 2.13% for Class C, 1.13% for Class Y and 1.13% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$675	$939	$1,224	$2,032
Amended Contract	$675	$939	$1,224	$2,032
Class B (assuming sale of all shares at end of period)
Current Contract	$716	$1,002	$1,415	$2,139	**
Amended Contract	$716	$1,002	$1,415	$2,139	**
Class B (assuming no sale of shares)
Current Contract	$216	$702	$1,215	$2,139	**
Amended Contract	$216	$702	$1,215	$2,139	**
Class C (assuming sale of all shares at end of period)
Current Contract	$311	$652	$1,119	$2,410
Amended Contract	$311	$652	$1,119	$2,410
Class C (assuming no sale of shares)
Current Contract	$211	$652	$1,119	$2,410
Amended Contract	$211	$652	$1,119	$2,410
Class Y
Current Contract	$95	$296	$515	$1,143
Amended Contract	$95	$296	$515	$1,143
Class P
Current Contract	$266	$824	$1,407	$2,991
Amended Contract	$266	$824	$1,407	$2,991

*  The costs under the 1 year estimate with respect to Class B and Class P shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B and Class P assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Sm/Med Co Growth

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$3,045,149	$3,550,792	$505,643	16.60%
Administrative Fee	$1,015,050	$507,525	$(507,525)	(50.00)%
Total fees	$4,060,199	$4,058,317	$(1,882)	(0.05)%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Equity

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.900%	$0 - $500 million	0.900%
Above $500 million - $1 billion	0.875%	Above $500 million - $1 billion	0.875%
Above $1 billion - $2 billion	0.850%	Above $1 billion - $1.5 billion	0.850%
Above $2 billion	0.825%	Above $1.5 billion - $2 billion	0.825%
		Above $2 billion	0.800%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.700%	$0 - $500 million	0.800%
Above $500 million - $1 billion	0.675%	Above $500 million - $1 billion	0.775%
Above $1 billion - $2 billion	0.650%	Above $1 billion - $1.5 billion	0.750%
Above $2 billion	0.625%	Above $1.5 billion - $2 billion	0.725%
		Above $2 billion	0.700%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Equity

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Equity

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.68%		0.78%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.45	%***	0.35%&
Total annual fund operating expenses	1.38%		1.38%
Class B	Current agreement		Amended agreement
Management fees	0.68%		0.78%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.59	%***	0.49%&
Total annual fund operating expenses	2.27%		2.27%
Class C	Current agreement		Amended agreement
Management fees	0.68%		0.78%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.50	%***	0.40%&
Total annual fund operating expenses	2.18%		2.18%
Class Y	Current agreement		Amended agreement
Management fees	0.68%		0.78%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.34	%***	0.24%&
Total annual fund operating expenses	1.02%		1.02%
Class P	Current agreement		Amended agreement
Management fees	0.68%		0.78%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.44	%***	0.34%&
Total annual fund operating expenses	1.12%		1.12%

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Equity

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A
Current Contract	$683	$963	$1,264	$2,116
Amended Contract	$683	$963	$1,264	$2,116
Class B (assuming sale of all shares at end of period)
Current Contract	$730	$1,009	$1,415	$2,176	*
Amended Contract	$730	$1,009	$1,415	$2,176	*
Class B (assuming no sale of shares)
Current Contract	$230	$709	$1,215	$2,176	*
Amended Contract	$230	$709	$1,215	$2,176	*
Class C (assuming sale of all shares at end of period)
Current Contract	$321	$682	$1,170	$2,513
Amended Contract	$321	$682	$1,170	$2,513
Class C (assuming no sale of shares)
Current Contract	$221	$682	$1,170	$2,513
Amended Contract	$221	$682	$1,170	$2,513
Class Y
Current Contract	$104	$325	$563	$1,248
Amended Contract	$104	$325	$563	$1,248
Class P
Current Contract	$265	$814	$1,390	$2,954
Amended Contract	$265	$814	$1,390	$2,954

*  Reflects conversion to Class A shares after a maximum of 6 years.

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$8,446,416	$9,688,173	$1,241,757	14.70%
Administrative Fee	$2,483,514	$1,241,757	$(1,241,757)	(50.00)%
Total fees	$10,929,930	$10,929,930	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $418 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM. These brokerage commissions represented 0.02% of the total brokerage commissions paid by the Fund during the fiscal year.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Emerging Mkts

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	1.100%	$0 - $500 million	1.100%
Above $500 million - $1 billion	1.075%	Above $500 million - $1 billion	1.075%
Above $1 billion - $2 billion	1.050%	Above $1 billion - $1.5 billion	1.050%
Above $2 billion	1.025%	Above $1.5 billion - $2 billion	1.025%
		Above $2 billion	1.000%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.900%	$0 - $500 million	1.000%
Above $500 million - $1 billion	0.875%	Above $500 million - $1 billion	0.975%
Above $1 billion - $2 billion	0.850%	Above $1 billion - $1.5 billion	0.950%
Above $2 billion	0.825%	Above $1.5 billion - $2 billion	0.925%
		Above $2 billion	0.900%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Emerging Mkts

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class B	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	5.00%	5.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Emerging Mkts

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.90%		1.00%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	0.74	%***	0.64%&
Total annual fund operating expenses	1.89%		1.89%
Class B	Current agreement		Amended agreement
Management fees	0.90%		1.00%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.79	%***	0.69%&
Total annual fund operating expenses	2.69%		2.69%
Class C	Current agreement		Amended agreement
Management fees	0.90%		1.00%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	0.74	%***	0.64%&
Total annual fund operating expenses	2.64%		2.64%
Class Y	Current agreement		Amended agreement
Management fees	0.90%		1.00%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.62	%***	0.52%&
Total annual fund operating expenses	1.52%		1.52%
Class P	Current agreement		Amended agreement
Management fees	0.90%		1.00%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.92	%***	0.82%&
Total annual fund operating expenses	1.82%		1.82%

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Intl Emerging Mkts

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% returned each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A
Current Contract	$731	$1,111	$1,515	$2,640
Amended Contract	$731	$1,111	$1,515	$2,640
Class B (assuming sale of all shares at end of period)
Current Contract	$772	$1,135	$1,625	$2,652	*
Amended Contract	$772	$1,135	$1,625	$2,652	*
Class B (assuming no sale of shares)
Current Contract	$272	$835	$1,425	$2,652	*
Amended Contract	$272	$835	$1,425	$2,652	*
Class C (assuming sale of all shares at end of period)
Current Contract	$367	$820	$1,400	$2,973
Amended Contract	$367	$820	$1,400	$2,973
Class C (assuming no sale of shares)
Current Contract	$267	$820	$1,400	$2,973
Amended Contract	$267	$820	$1,400	$2,973
Class Y
Current Contract	$155	$480	$829	$1,813
Amended Contract	$155	$480	$829	$1,813
Class P
Current Contract	$335	$1,021	$1,731	$3,613
Amended Contract	$335	$1,021	$1,731	$3,613

*  Reflects conversion to Class A shares after a maximum of 6 years.

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$3,274,263	$3,638,070	$363,807	11.11%
Administrative Fee	$727,614	$363,807	$(363,807)	(50.00)%
Total fees	$4,001,877	$4,001,877	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $131,103 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM. These brokerage commissions represented 16.23% of the total brokerage commissions paid by the Fund during the fiscal year.

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Real Estate

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.800%	$0 - $500 million	0.800%
Above $500 million - $1 billion	0.750%	Above $500 million - $1 billion	0.750%
Above $1 billion - $1.5 billion	0.725%	Above $1 billion - $1.5 billion	0.725%
Above $1.5 billion - $2 billion	0.700%	Above $1.5 billion - $2 billion	0.700%
Above $2 billion	0.675%	Above $2 billion	0.675%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	0.600%	$0 - $500 million	0.700%
Above $500 million - $1 billion	0.550%	Above $500 million - $1 billion	0.650%
Above $1 billion - $1.5 billion	0.525%	Above $1 billion - $1.5 billion	0.625%
Above $1.5 billion - $2 billion	0.500%	Above $1.5 billion - $2 billion	0.600%
Above $2 billion	0.475%	Above $2 billion	0.575%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Real Estate

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Real Estate

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	0.25%		0.25%
Other expenses	2.21	%†	2.11	%&
Total annual fund operating expenses	3.06%		3.06%
Less management fee waiver/expense reimbursements	1.61	%††	1.61	%†††
Net expenses	1.45	%††	1.45	%†††
Class C	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	1.00%		1.00%
Other expenses	2.18	%†	2.08	%&
Total annual fund operating expenses	3.78%		3.78%
Less management fee waiver/expense reimbursements	1.58	%††	1.58	%†††
Net expenses	2.20	%††	2.20	%†††
Class Y	Current agreement#		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	None		None
Other expenses	1.32	%†	1.22	%&
Total annual fund operating expenses	1.92%		1.92%
Less management fee waiver/expense reimbursements	0.72	%††	0.72	%†††
Net expenses	1.20	%††	1.20	%†††
Class P	Current agreement		Amended agreement
Management fees	0.60%		0.70%
Distribution and/or service (12b-1) fees	None		None
Other expenses	2.42	%†	2.32	%&
Total annual fund operating expenses	3.02%		3.02%
Less management fee waiver/expense reimbursements	1.82	%††	1.82	%†††
Net expenses	1.20	%††	1.20	%†††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

#  Expenses are annualized and reflect the actual expenses of Class Y based on its limited operating history.

†  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.45% for Class A, 2.20% for Class C, 1.20% for Class Y and 1.20% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

†††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.45% for Class A, 2.20% for Class C, 1.20% for Class Y and 1.20% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

UBS PACE Select Advisors Trust

Exhibit E

PACE Global Real Estate

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$689	$1,300	$1,934	$3,632
Amended Contract	$689	$1,300	$1,934	$3,632
Class C (assuming sale of all shares at end of period)
Current Contract	$323	$1,010	$1,816	$3,918
Amended Contract	$323	$1,010	$1,816	$3,918
Class C (assuming no sale of shares)
Current Contract	$223	$1,010	$1,816	$3,918
Amended Contract	$223	$1,010	$1,816	$3,918
Class Y
Current Contract	$122	$533	$970	$2,185
Amended Contract	$122	$533	$970	$2,185
Class P
Current Contract	$273	$1,202	$2,141	$4,526
Amended Contract	$273	$1,202	$2,141	$4,526

*  The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as the fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the period November 30, 2006 (commencement of operations) through July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during this period. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$102,158	$119,184	$17,026	16.67%
Administrative Fee	$34,052	$17,026	$(17,026)	(50.00)%
Total fees	$136,210	$136,210	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit E

PACE Alternative Strategies

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)		Proposed total fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	1.400%	$0 - $500 million	1.400%
Above $500 million - $1 billion	1.350%	Above $500 million - $1 billion	1.350%
Above $1 billion - $1.5 billion	1.300%	Above $1 billion - $1.5 billion	1.300%
Above $1.5 billion - $2 billion	1.275%	Above $1.5 billion - $2 billion	1.275%
Above $2 billion	1.250%	Above $2 billion	1.250%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)		Proposed investment management fee (contractual)
Assets under management	Fee	Assets under management	Fee
$0 - $500 million	1.200%	$0 - $500 million	1.300%
Above $500 million - $1 billion	1.150%	Above $500 million - $1 billion	1.250%
Above $1 billion - $1.5 billion	1.100%	Above $1 billion - $1.5 billion	1.200%
Above $1.5 billion - $2 billion	1.075%	Above $1.5 billion - $2 billion	1.175%
Above $2 billion	1.050%	Above $2 billion	1.150%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

UBS PACE Select Advisors Trust

Exhibit E

PACE Alternative Strategies

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class A	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	5.50%	5.50%
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None**	None**
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class C	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	1.00%	1.00%
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class Y	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)*	None	None
Maximum deferred sales charge (load) (as a % of offering price or NAV at time of sale, whichever is lower)*	None	None
Exchange Fee	None	None
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%
Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%
Redemption fee (as % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%

UBS PACE Select Advisors Trust

Exhibit E

PACE Alternative Strategies

Annual fund operating expenses (expenses that are deducted from fund assets)

Class A	Current agreement			Amended agreement
Management fees			1.20%			1.30%
Distribution and/or service (12b-1) fees			0.25%			0.25%
Other expenses
Miscellaneous expenses	0.60	%†		0.50	%&
Dividend expenses, borrowing costs and related interest expenses attributable to securities sold short	0.64	%‡		0.64	%‡
Acquired fund fees and expenses	0.01	%‡‡		0.01	%‡‡
Total other expenses			1.25%			1.15%
Total annual fund operating expenses			2.70%			2.70%
Less management fee waiver/expense reimbursements			0.11%††			0.11	%†††
Net expenses			2.59%††			2.59	%†††
Class B	Current agreement			Amended agreement
Management fees			1.20%			1.30%
Distribution and/or service (12b-1) fees			1.00%			1.00%
Other expenses
Miscellaneous expenses	0.84	%†		0.74	%&
Dividend expenses, borrowing costs and related interest expenses attributable to securities sold short	0.64	%‡		0.64	%‡
Acquired fund fees and expenses	0.01	%‡‡		0.01	%‡‡
Total other expenses			1.49%			1.39%
Total annual fund operating expenses			3.69%			3.69%
Less management fee waiver/expense reimbursements			0.35%††			0.35	%†††
Net expenses			3.34%††			3.34	%†††
Class C	Current agreement			Amended agreement
Management fees			1.20%			1.30%
Distribution and/or service (12b-1) fees			1.00%			1.00%
Other expenses
Miscellaneous expenses	0.61	%†		0.51	%&
Dividend expenses, borrowing costs and related interest expenses attributable to securities sold short	0.64	%‡		0.64	%‡
Acquired fund fees and expenses	0.01	%‡‡		0.01	%‡‡
Total other expenses			1.26%			1.16%
Total annual fund operating expenses			3.46%			3.46%
Less management fee waiver/expense reimbursements			0.12%††			0.12	%†††
Net expenses			3.34%††			3.34	%†††

UBS PACE Select Advisors Trust

Exhibit E

PACE Alternative Strategies

Class Y	Current agreement#			Amended agreement
Management fees			1.20%			1.30%
Distribution and/or service (12b-1) fees			None			None
Other expenses
Miscellaneous expenses	0.55	%†		0.45	%&
Dividend expenses, borrowing costs and related interest expenses attributable to securities sold short	0.59	%‡		0.59	%‡
Acquired fund fees and expenses	—	‡‡		—	‡‡
Total other expenses			1.14%			1.04%
Total annual fund operating expenses			2.34%			2.34%
Less management fee waiver/expense reimbursements			0.05%††			0.05	%†††
Net expenses			2.29%††			2.29	%†††
Class P	Current agreement			Amended agreement
Management fees			1.20%			1.30%
Distribution and/or service (12b-1) fees			None			None
Other expenses
Miscellaneous expenses	0.59	%†		0.49	%&
Dividend expenses, borrowing costs and related interest expenses attributable to securities sold short	0.64	%‡		0.64	%‡
Acquired fund fees and expenses	0.01	%‡‡		0.01	%‡‡
Total other expenses			1.24%			1.14%
Total annual fund operating expenses			2.44%			2.44%
Less management fee waiver/expense reimbursements			0.10%††			0.10	%†††
Net expenses			2.34%††			2.34	%†††

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

#  Expenses are annualized and reflect the actual expenses of Class Y based on its limited operating history during a prior fiscal year.

†  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM.

&  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.95% for Class A, 2.70% for Class B, 2.70% for Class C, 1.70% for Class Y and 1.70% for Class P. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

†††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.95% for Class A, 2.70% for Class B, 2.70% for Class C, 1.70% for Class Y and 1.70% for Class P. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

‡  When the fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividend earned on the borrowed security. These dividend payments are investment related expenses of the fund.

‡‡  "Acquired fund fees and expenses" is the amount of the fund's proportionate share of the fees and expenses of other investment companies in which the fund invests, that the fund indirectly pays as a result of its investment in other investment companies.

UBS PACE Select Advisors Trust

Exhibit E

PACE Alternative Strategies

Example: The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A
Current Contract	$798	$1,332	$1,892	$3,407
Amended Contract	$798	$1,332	$1,892	$3,407
Class B (assuming sale of all shares at end of period)
Current Contract	$837	$1,397	$2,077	$3,502	**
Amended Contract	$837	$1,397	$2,077	$3,502	**
Class B (assuming no sale of shares)
Current Contract	$337	$1,097	$1,877	$3,502	**
Amended Contract	$337	$1,097	$1,877	$3,502	**
Class C (assuming sale of all shares at end of period)
Current Contract	$437	$1,051	$1,788	$3,731
Amended Contract	$437	$1,051	$1,788	$3,731
Class C (assuming no sale of shares)
Current Contract	$337	$1,051	$1,788	$3,731
Amended Contract	$337	$1,051	$1,788	$3,731
Class Y
Current Contract	$232	$726	$1,246	$2,672
Amended Contract	$232	$726	$1,246	$2,672
Class P
Current Contract	$386	$1,192	$2,015	$4,149
Amended Contract	$386	$1,192	$2,015	$4,149

*  The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

UBS PACE Select Advisors Trust

Exhibit E

PACE Alternative Strategies

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$2,767,112	$2,997,704	$230,592	8.33%
Administrative Fee	$461,184	$230,592	$(230,592)	(50.00)%
Total fees	$3,228,296	$3,228,296	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $4,656 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM. These brokerage commissions represented 0.90% of the total brokerage commissions paid by the Fund during the fiscal year.

UBS PACE Select Advisors Trust

Exhibit E

PACE Money Market

Overview

Below are the current and proposed total contractual fees (Investment Management and Administrative Fees. Fee waivers and/or expense reimbursements may have reduced the Fund's expenses as noted further below.):

Total:

Current total fee (contractual)	Proposed total fee (contractual)
0.350%	0.350%

Broken out by component parts:

Below are the current and proposed Investment Management Fees:

Current investment management fee (contractual)	Proposed investment management fee (contractual)
0.150%	0.250%

Below are the current and proposed Administrative Fees:

Current administrative fee (contractual)	Proposed administrative fee (contractual)
0.200%	0.100%

Hypothetical examples

Comparative expenses and fees table for the fiscal year ended July 31, 2007

The following tables illustrate the current fees and expenses of the Fund and the pro forma proposed fees and expenses at asset levels as of July 31, 2007 that reflect the fee arrangements under the Amended Agreement, and examples of each. Expenses for each class of shares of the Fund are based on the operating expenses incurred for the fiscal year ended July 31, 2007. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Agreement as of July 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares):

Class P	Current agreement	Amended agreement
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	1.50%	1.50%

UBS PACE Select Advisors Trust

Exhibit E

PACE Money Market

Annual fund operating expenses (expenses that are deducted from fund assets)

Class P	Current agreement		Amended agreement
Management Fees	0.15%		0.25%
Distribution and/or service (12b-1) fees	None		None
Other expenses	0.77	%*	0.67	%**
Total annual fund operating expenses	0.92%		0.92%
Less management fee waiver/expense reimbursements	0.32	%†	0.32	%††
Net expenses	0.60	%†	0.60	%††

*  Includes an administrative fee of 0.20% paid by the fund to UBS Global AM. Also includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund.

**  Includes an administrative fee of 0.10% paid by the fund to UBS Global AM. Also includes the fund's share of the fees and expenses of any other fund in which the fund invested. These fees and expenses are expected to be less than 0.01% of the average net assets of the fund.

†  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary total operating expenses through November 30, 2008 (excluding interest expense, if any) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

††  If the Amended Agreement is approved by shareholders, the fund and UBS Global AM have agreed to enter into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary total operating expenses through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.60%. The fund will agree to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap (excluding costs related to this proxy solicitation as noted in this Proxy Statement, which are not subject to recoupment).

Example: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses may be lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class P	1 year*	3 years	5 years	10 years
Current Agreement	$213	$724	$1,262	$2,732
Amended Agreement	$213	$724	$1,262	$2,732

*  The costs under the 1 year estimate reflect a fee waiver agreement and an additional fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver agreement and the fee waiver/expense reimbursement agreement are in effect only for the first year. As long as a fee waiver agreement and fee waiver/expense reimbursement agreement are in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

UBS PACE Select Advisors Trust

Exhibit E

PACE Money Market

Comparison of the compensation paid by the fund to UBS Global AM

The following table shows the Investment Management Fee and Administrative Fee paid by the Fund under the Current Agreement for the fiscal year ended July 31, 2007, and the Investment Management Fee and Administrative Fee that would have been paid by the Fund under the Amended Agreement if it had been in effect during the fiscal year ended July 31, 2007. Please note that these are contractual rates, and therefore do not include fee waivers, expense reimbursements or recoupments, if any.

	Current Agreement	Amended Agreement	Dollar amount change	Percent change
Investment Management Fee	$569,415	$949,026	$379,611	66.67%
Administrative Fee	$759,222	$379,611	$(379,611)	(50.00)%
Total fees	$1,328,637	$1,328,637	$0	0.00%

Affiliated brokerage

During the fiscal year ended July 31, 2007, the Fund paid $0 in brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of UBS Global AM.

UBS PACE Select Advisors Trust

Exhibit F

List of Fund sub-advisors

Fund name	Sub-advisor(s) (if any)*
PACE Money Market	None

PACE Government	Pacific Investment Management Company LLC

PACE Intermediate	BlackRock Financial Management, Inc.

PACE Strategic	Pacific Investment Management Company LLC

PACE Municipal	Standish Mellon Asset Management Company LLC

PACE Global Fixed Income	Rogge Global Partners plc

PACE High Yield	MacKay Shields LLC

PACE Large Co Value	Institutional Capital LLC SSgA Funds Management, Inc. Westwood Management Corp.

PACE Large Co Growth	Wellington Management Company, LLP Marsico Capital Management, LLC SSgA Funds Management, Inc. Delaware Management Company

PACE Sm/Med Co Value	Ariel Capital Management, LLC Metropolitan West Capital Management LLC Opus Capital Management, Inc.

PACE Sm/Med Co Growth	AG Asset Management LLC Copper Rock Capital Partners, LLC Riverbridge Partners, LLC

PACE Intl Equity	Mondrian Investment Partners Limited J.P. Morgan Investment Management Inc. Martin Currie Inc.

PACE Intl Emerging Mkts	Mondrian Investment Partners Limited Gartmore Global Partners

PACE Global Real Estate	Goldman Sachs Asset Management, L.P.

PACE Alternative Strategies	Analytic Investors, Inc. Wellington Management Company, LLP Goldman Sachs Asset Management, L.P.

*  This list is current as of April 2, 2008. Sub-advisors may change in the future, as noted in the Funds' prospectuses.

F-1

UBS PACE Select Advisors Trust

Exhibit G

Investment management, advisory and administrative services to other funds

The following table provides information regarding SEC registered US mutual funds for which UBS Global AM provides investment management, advisory or sub-advisory services and that have investment objectives and strategies that are similar to those of the Funds.

Chicago Board Cluster Funds:

Open-End Funds:

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS U.S. Bond Fund	$0 - $500 million 0.500% On the next $500 million - $1 billion 0.475% On the next $1 billion - $1.5 billion 0.450% On the next $1.5 billion - $2 billion 0.425% Above $2 billion 0.400%	$155,381,153	A—0.85% B—1.60% C—1.35% Y—0.60%

UBS High Yield Fund	$0 - $500 million 0.600% On the next $500 million - $1 billion 0.550% Above $1 billion 0.525%	$123,427,397	A—1.20% B—1.95% C—1.70% Y—0.95%

UBS U.S. Large Cap Equity Fund	$0 - $500 million 0.700% On the next $500 million - $1 billion 0.650% On the next $1 billion - $1.5 billion 0.600% On the next $1.5 billion - $2 billion 0.575% Above $2 billion 0.550%	$844,426,507	A—1.30% B—2.05% C—2.05% Y—1.05%

UBS U.S. Large Cap Value Equity Fund	$0 - $500 million 0.700% On the next $500 million - $1 billion 0.650% On the next $1 billion - $1.5 billion 0.600% On the next $1.5 billion - $2 billion 0.575% Above $2 billion 0.550%	$105,252,913	A—1.10% B—1.85% C—1.85% Y—0.85%

UBS U.S. Large Cap Growth Fund	$0 - $500 million 0.700% On the next $500 million - $1 billion 0.650% On the next $1 billion - $1.5 billion 0.600% On the next $1.5 billion - $2 billion 0.575% Above $2 billion 0.550%	$90,001,857	A—1.05% B—1.80% C—1.80% Y—0.80%

UBS U.S. Small Cap Growth Fund	$0 - $1 billion 0.850% Above $1 billion 0.825%	$371,999,453	A—1.28% B—2.03% C—2.03% Y—1.03%

UBS Global Equity Fund	$0 - $250 million 0.750% On the next $250 million - $500 million 0.700% On the next $500 million - $1 billion 0.680% Above $1 billion 0.650%	$331,861,540	A—1.25% B—2.00% C—2.00% Y—1.00%

UBS International Equity Fund[1]	$0 - $500 million 0.800% On the next $500 million - $1 billion 0.750% On the next $1 billion - $1.5 billion 0.700% On the next $1.5 billion - $2 billion 0.675% Above $2 billion 0.650%	$171,168,902	A—1.25% B—2.00% C—2.00% Y—1.00%

UBS Global Bond Fund	$0 - $1.5 billion 0.650% On the next $1.5 billion - $2 billion 0.600% Above $2 billion 0.550%	$122,540,728	A—1.15% B—1.90% C—1.65% Y—0.90%

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS Dynamic Alpha Fund	$0 - $500 million 0.850% On the next $500 million - $1 billion 0.800% On the next $1 billion - $1.5 billion 0.750% On the next $1.5 billion - $2 billion 0.725% On the next $2 billion - $4 billion 0.700% Above $4 billion 0.680%	$2,243,790,467	A—1.35% B—2.10% C—2.10% Y—1.10%

UBS Absolute Return Bond Fund	$0 - $500 million 0.550% On the next $500 million - $1 billion 0.500% On the next $1 billion - $1.5 billion 0.475% On the next $1.5 billion - $2 billion 0.450% Above $2 billion 0.425%	$331,722,332	A—1.00% C—1.35% Y—0.85%

UBS U.S. Mid Cap Growth Equity Fund	$0 - $500 million 0.850% On the next $500 million - $1 billion 0.800% Above $1 billion 0.775%	$5,588,948	A—1.45% C—2.20% Y—1.20%

UBS Global Allocation Fund	$0 - $500 million 0.800% On the next $500 million - $1 billion 0.750% On the next $1 billion - $1.5 billion 0.700% On the next $1.5 billion - $2 billion 0.675% On the next $2 billion - $3 billion 0.650% On the next $3 billion - $6 billion 0.630% Above $6 billion 0.610%	$4,545,900,559	N/A

UBS U.S. Equity Alpha Fund	$0 - $500 million 1.000% On the next $500 million - $1 billion 0.900% Above $1 billion 0.850%	$166,034,202	A—1.50% C—2.25% Y—1.25%

UBS U.S. Small Cap Equity Fund[2]	1.00%	$0	A—1.40% C—2.15% Y—1.15%

UBS Global Frontier Fund	0.95%	$123,593,820	A—1.40% C—2.15% Y—1.15%

UBS Emerging Markets Debt Fund[2]	0.65%	$0	A—1.40% C—1.90% Y—1.15%

UBS Emerging Markets Equity Fund[2]	1.10%	$0	A—1.85% C—2.60% Y—1.60%

UBS U.S. Real Estate Equity Fund[2]	0.90%	$0	A—1.30% C—2.05% Y—1.05%

SMA Relationship Trust—Series A2,3	0.00%	$0	0.00%

SMA Relationship Trust—Series M3	0.00%	$621,138,373	0.00%

SMA Relationship Trust—Series T3	0.00%	$560,430,683	0.00%

UBS Absolute Return Investment Grade Bond Relationship Fund	0.00%[4]	$388,681,030	N/A

UBS Corporate Bond Relationship Fund	0.00%[4]	$745,253,009	N/A

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS Emerging Markets Equity Relationship Fund	0.00%[4]	$261,386,593	N/A

UBS Emerging Markets Equity Completion Relationship Fund	0.00%[4]	$141,169,742	N/A

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.00%[4]	$37,517,046	N/A

UBS Global Securities Relationship Fund	0.00%[4]	$2,859,569,322	N/A

UBS High Yield Relationship Fund	0.00%[4]	$488,679,669	N/A

UBS International Equity Relationship Fund	0.00%[4]	$65,492,093	N/A

UBS Opportunistic Emerging Markets Debt Relationship Fund	0.00%[4]	$92,711,467	N/A

UBS Opportunistic High Yield Relationship Fund	0.00%[4]	$141,846,422	N/A

UBS Small-Cap Equity Relationship Fund	0.00%[4]	$470,504,284	N/A

UBS U.S. Bond Relationship Fund	0.00%[4]	$65,859,203	N/A

UBS U.S. Cash Management Prime Relationship Fund	0.00%[4]	$678,763,672	N/A

UBS U.S. Equity Alpha Relationship Fund	0.00%[4]	$724,326,057	N/A

UBS U.S. Large Cap Equity Relationship Fund	0.00%[4]	$433,973,369	N/A

UBS U.S. Large Cap Growth Equity Relationship Fund	0.00%[4]	$381,597,537	N/A

UBS U.S. Large Cap Value Equity Relationship Fund	0.00%[4]	$98,762,361	N/A

UBS U.S. Securitized Mortgage Relationship Fund	0.00%[4]	$1,894,051,107	N/A

UBS U.S. Smaller Cap Equity Completion Relationship Fund	0.00%[4]	$2,082,669	N/A

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.00%[4]	$5,674,530	N/A

UBS All Country World Ex US Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Global Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Large-Cap Select Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS U.S. Equity Alpha Value Relationship Fund[2]	0.00%[4]	$0	N/A

UBS U.S. Intermediate Cap Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS U.S. Large Cap Select Growth Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS U.S. Small-Mid Cap Core Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS U.S. Small-Mid Cap Growth Equity Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Absolute Return Bond Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Emerging Markets Debt Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Enhanced Yield Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Global (ex-US) Bond Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Global Aggregate Bond Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Opportunistic Loan Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Short Duration Relationship Fund[2]	0.00%[4]	$0	N/A

UBS Short-Term Relationship Fund[2]	0.00%[4]	$0	N/A

UBS U.S. Core Plus Relationship Fund[2]	0.00%[4]	$0	N/A

Closed-End Fund:

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
Fort Dearborn Income Securities, Inc.	$0 - $100 million—0.50% Above $100 million—0.40%	$139,678,844	N/A

New York Board Cluster Funds:

Open-End Funds:

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS Master Series Inc. UBS Money Market Fund	0.50%	$25,328,533	A—0.95% B—1.45% C—1.45%

UBS Money Series UBS Cash Reserves Fund	0.33%	$493,212,424	UBS Global AM is contractually obligated to waive 0.05% of its management fee through August 30, 2008.

UBS Money Series UBS Liquid Assets Fund	0.07% (ERISA limited-estimated direct costs and expenses)	$1,907,996,697	All waived

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS Money Series UBS Select Prime Institutional Fund[5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$13,502,238,196	N/A

UBS Money Series UBS Select Treasury Institutional Fund[5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$6,110,252,350	N/A

UBS Money Series UBS Select Tax-Free Institutional Fund[5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$1,962,174,390	UBS Global AM is contractually obligated to waive its advisory fee so that the total operating expenses of the Fund do not exceed 0.08%.

UBS Money Series UBS Select Prime Preferred Fund[5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$946,111,996	UBS Global AM is contractually obligated to waive its administrative fee so that total operating expenses of the Fund do not exceed 0.14%

UBS Money Series UBS Select Treasury Preferred Fund[5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$1,038,331,573	UBS Global AM is contractually obligated to waive its administrative fee so that total operating expenses of the Fund do not exceed 0.14%

UBS Money Series UBS Select Tax-Free Preferred Fund[5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$60,457,262	UBS Global AM is contractually obligated to waive its advisory/administrative fees so that total operating expenses of the Fund do not exceed 0.04%

UBS Money Series UBS Select Prime Investor Fund[2,5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$0	N/A

UBS Money Series UBS Select Treasury Investor Fund[2,5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$0	N/A

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS Money Series UBS Select Tax-Free Investor Fund[2,5]	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$0	N/A

UBS Index Trust: UBS S&P 500 Index Fund	0.20%	$181,527,925	A—0.70% B—1.10% C—1.45% C2—1.10% Y—0.45%

UBS Investment Trust: UBS U.S. Allocation Fund	Up to $250 million—0.50% Over $250 million—0.45%	$621,912,127	$0 up to $250 million—0.50% In excess of $250 million up to $500 million—0.45% In excess of $500 million up to $2.0 billion—0.40% Over $2.0 billion—0.35%

UBS Series Trust: U.S. Allocation Portfolio	0.50%	$31,228,644	N/A

UBS Cashfund Inc.[6]	Up to $500 million—0.500% In excess of $500 million up to $1.0 billion—0.425% In excess of $1.0 billion up to $1.5 billion—0.390% In excess of $1.5 billion up to $2.0 billion—0.380% In excess of $2.0 billion up to $2.5 billion—0.350% In excess of $2.5 billion up to $3.5 billion—0.345% In excess of $3.5 billion up to $4.0 billion—0.325% In excess of $4.0 billion up to $4.5 billion—0.315% In excess of $4.5 billion up to $5.0 billion—0.300% In excess of $5.0 billion up to $5.5 billion—0.290% Over $5.5 billion—0.280%	$2,783,250,528	N/A

UBS Managed Municipal Trust: UBS RMA New York Municipal Money[6]	Up to $300 million—0.50% In excess of $300 million up to $750 million—0.44% Over $750 million—0.36%	$1,469,353,222	N/A

Master Trust: Prime Master Fund	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$14,486,700,420	N/A

Master Trust: Treasury Master Fund	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$7,159,319,130	N/A

Master Trust: Tax-Free Master Fund	Up to $30 billion—0.100% In excess of $30 billion up to $40 billion—0.0975% In excess of $40 billion up to $50 billion—0.0950% In excess of $50 billion up to $60 billion—0.0925% In excess of $60 billion—0.0900%	$2,025,690,574	N/A

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
UBS Managed Municipal Trust: UBS RMA California Municipal Money[6]	Up to $300 million—0.50% In excess of $300 million up to $750 million—0.44% Over $750 million—0.36%	$1,677,405,549	N/A

UBS Municipal Money Market Series UBS RMA New Jersey Municipal Money[6]	Up to $300 million—0.45% In excess of $300 million up to $750 million—0.39% Over $750 million—0.31%	$400,295,227	N/A

UBS RMA Money Fund Inc.: UBS RMA U.S. Government Portfolio[6]	Up to $300 million—0.50% In excess of $300 million up to $750 million—0.44% Over $750 million—0.36%	$2,175,546,533	N/A

UBS RMA Money Market Portfolio[6]	0.50%	$17,532,498,447	Fee not to exceed the following breakpoint schedule: Up to $1.0 billion—0.50%
In excess of $1.0 billion up to $1.5 billion—0.44%
Over $1.5 billion—0.36%
			Additionally, the net effective advisory fee and administration rate will not exceed 0.375%.

UBS Retirement Money Fund[6]	Up to $1 billion—0.50% In excess of $1 billion up to $1.5 billion—0.44% Over $1.5 billion—0.36%	$1,728,094,076	Fee not to exceed the following breakpoint schedule: Up to $300 million—0.50% In excess of $300 million up to $750 million—0.44% Over $750 million—0.36%

UBS RMA Tax-Free Fund[6]	Up to $1 billion—0.50% In excess of $1 billion up to $1.5 billion—0.44% Over $1.5 billion—0.36%	$7,465,091,188	N/A

Closed-End Funds:

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
Strategic Global Income Fund, Inc.	1.00%	$211,813,740	N/A

Global High Income Fund Inc.	1.25%	$311,242,317	$0 to $200 million at 1.25% In excess of $200 million at 1.00%

Managed High Yield Plus Fund Inc.[7]	0.70%	$218,350,488	N/A

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual advisory fee	Net assets as of February 29, 2008	Waiver/expense limitation*
Insured Municipal Income Fund Inc.[8]	0.90%	$480,693,064	The annual actual rate of 0.83% of the fund's average weekly net assets is applicable to holders of common shares only.

Investment Grade Municipal Income Fund Inc.[8]	0.90%	$248,152,504	The annual actual rate of 0.90% of the fund's average weekly net assets is applicable to holders of common shares only.

UBS Sub-Advised Funds

Fund	Contractual sub-advisory fee	Market value as of February 29, 2008
RS Large Cap Value Fund	0.43%	$75,526,610

RS VIP Large Cap Value Fund	0.43%	$57,497,374

John Hancock Trust—Global Allocation Trust	First $500,000,000 at 0.40% Over $500,000,000 at 0.35%	$307,115,565

John Hancock Trust—Large Cap Trust	First $250,000,000 at 0.33% Next $250,000,000 at 0.28% Next $250,000,000 at 0.23% Over $750,000,000 at 0.20%	$612,064,363

John Hancock Funds II—Large Cap Fund	First $250,000,000 at 0.33% Next $250,000,000 at 0.28% Next $250,000,000 at 0.23% Over $750,000,000 at 0.20%	$363,429,537

Principal Investors Fund, Inc.—Partners SmallCap Growth Fund II	First $50,000,000 at 0.60% Next $250,000,000 at 0.55% Over $300,000,000 at 0.45%	$241,367,787

Principal Investors Fund, Inc.—Partners LargeCap Value Fund I	First $10,000,000 at 0.60% Next $15,000,000 at 0.50% Next $25,000,000 at 0.40% Next $50,000,000 at 0.30% Next $50,000,000 at 0.25% Next $50,000,000 at 0.225% Next $300,000,000 at 0.20% Over $500,000,000 at 0.18%	$949,640,791

Principal Variable Contracts Fund, Inc.—SmallCap Growth Account	First $50,000,000 at 0.60% Next $250,000,000 at 0.55% Over $300,000,000 at 0.45%	$40,768,913

RiverSource Small Cap Growth Fund	First $150,000,000 at 0.55% Over $150,000,000 at 0.50%	$45,693,355

Lincoln Variable Insurance Products Trust—Global Asset Allocation Fund	First $200,000,000 at 0.47% Next $200,000,000 at 0.42% Over $400,000,000 at 0.40%	$322,456,210

UBS PACE Select Advisors Trust

Exhibit G

Fund	Contractual sub-advisory fee	Market value as of February 29, 2008
ING UBS U.S. Allocation Portfolio	First $100,000,000 at 0.40% Next $200,000,000 at 0.35% Next $200,000,000 at 0.30% Over $500,000,000 at 0.25%	$84,223,178

ING UBS U.S. Large Cap Equity Portfolio	First $100,000,000 at 0.30% Next $100,000,000 at 0.27% Over $200,000,000 at 0.25%	$382,037,809

ING UBS Small Cap Growth Portfolio	First $100,000,000 at 0.60% Next $150,000,000 at 0.55% Over $300,000,000 at 0.50%	$35,362,430

TA IDEX UBS Large Cap Value Fund	First $400,000,000 at 0.32% Next $350,000,000 at 0.30% Next $250,000,000 at 0.27% Next $500,000,000 at 0.25% Over $1,500,000,000 at 0.20%	$756,081,342

TA IDEX UBS Dynamic Alpha Fund	First $150,000,000 at 0.85% Next $150,000,000 at 0.75% Over $300,000,000 at 0.65%	$211,535,736

EQ/UBS Growth and Income Portfolio	First $100,000,000 at 0.30% Next $100,000,000 at 0.25% Over $200,000,000 at 0.20%	$187,791,236

AST UBS Dynamic Alpha Portfolio	First $100,000,000 at 0.50% Over $100,000,000 at 0.45%	$546,227,411

MFS Diversified Target Return Fund	First $1,000,000,000 at 0.28% Next $1,500,000,000 at 0.185% Over $2,500,000,000 at 0.16%	$51,448,417

Northern Multi-Manager International Equity Fund	First $200,000,000 at 0.47% Next $200,000,000 at 0.42% Over $400,000,000 at 0.40%	$289,772,993

Russell Investment Company International Fund	First $250,000,000 at 0.35% Next $350,000,000 at 0.30% Over $600,000,000 at 0.24%	$111,857,637

Russell Investment Company International Securities Fund	First $250,000,000 at 0.35% Next $350,000,000 at 0.30% Over $600,000,000 at 0.24%	$262,344,531

Russell Investment Company Emerging Market Fund	First $500,000,000 at 0.40% Over $500,000,000 at 0.33%	$138,136,336

USAA Growth & Income Fund	0.20%	$510,143,957

Notes:

*  Unless otherwise noted, where the waiver/expenses limitation is expressed for a particular shares class (e.g., A, B, C, Y), the waiver is effectuated at the total annual fund operating expense level; where the waiver/expense limitation is expressed in terms of a percentage or as breakpoints without indicating a share class, the waiver applies to the contractual advisory or management fee. Unless otherwise noted, waivers/expense limitations are current as of April 2, 2008, and may change.

1  UBS Global AM has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses of the fund do not exceed the amounts listed in Waiver/expense limitation column.

2  These funds are unfunded.

3  For financial reporting purposes only, the funds' statement of operations reflects an imputed unitary fee for investment advisory and administration services, estimated at an annual rate of 0.25% of each fund's average net assets of which all is waived. These funds are offered as part of programs where other fees are assessed at the program level.

UBS PACE Select Advisors Trust

Exhibit G

4  These funds are not offered to the general public and have no management/advisory fees at the fund level because the fees are assessed at other levels (e.g., outside the fund itself).

5  This fund is a "feeder fund" in a "master-feeder" structure. Investments in portfolio securities are made at the "master fund" level. Advisory fees indicated are paid at the "master fund" level.

6  UBS Financial Services Inc. ("UBS Financial Services") is the investment advisor and administrator for each of these funds. Each fund pays UBS Financial Services an investment advisory and administration fee according to the rates detailed in the above schedule. UBS Global AM serves as sub-advisor and sub-administrator under separate contracts with UBS Financial Services. In accordance with each sub-advisory and sub-administration contract, UBS Financial Services (not the funds) pays UBS Global AM a fee at an annual rate of 0.08% of each fund's average daily net assets. (In the case of Cashfund, 0.06% is paid under the sub-advisory agreement and 0.02% is paid under the sub-administration agreement. The other funds have a combined sub-advisory/sub-administration agreement.)

7  The fee is calculated based on average weekly total assets plus the aggregate indebtedness constituting leverage. The contractual rate is expressed as a percentage of average weekly net assets.

8  Net assets are shown gross of the liquidation value of all preferred shares outstanding.

UBS PACE Select Advisors Trust

Exhibit H

Form of Proposed Trust Instrument

~~PAINEWEBBER~~UBS PACE SELECT ADVISORS TRUST

AMENDED AND RESTATED TRUST INSTRUMENT

This AMENDED AND RESTATED TRUST INSTRUMENT ~~is~~, as adopted on September 13, 2000 and as amended and restated on [ ], 2008, with respect to the ~~business~~statutory trust ~~established~~organized by the Trustees on September 9, 1994 and previously named first PaineWebber Consulting Fund Product, ~~and~~ then Managed Accounts Services Portfolio Trust~~, to establish a business~~ and then PaineWebber PACE Select Advisors Trust, establishes a statutory trust for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Trust Instrument. The name of the Trust created by this Trust Instrument has been changed to ~~PaineWebber~~UBS PACE Select Advisors Trust.

ARTICLE I

DEFINITIONS

Unless otherwise provided or required by the context:

(a)  "By-laws" means the By-laws of the Trust adopted by the Trustees, as amended from time to time;

(b)  "Class" means the class of Shares of a Series established pursuant to Article IV;

(c)  "Commission," "Interested Person," and "Principal Underwriter" have the meanings provided in the 1940 Act;

(d)  "Complaining Shareholder" shall refer to a Shareholder making a demand or bringing a claim pursuant to Article X, Section 10 hereof;

(e)~~(d)~~  "Covered Person" means a person so defined in Article IX, Section 2;

(f)~~(e)~~  "Delaware Act" means Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware ~~Business~~Statutory Trusts," as amended from time to time;

(g)~~(f)~~  "Majority Shareholder Vote" means "the vote of a majority of the outstanding voting securities" as defined in the 1940 Act;

(h)~~(g)~~  "Net Asset Value" means the net asset value of each Series of the Trust, determined as provided in Article V, Section 3;

(i)~~(h)~~  "Outstanding Shares" means Shares shown on the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust;

(j)~~(i)~~  "Registered Investment Company" means a company registered as a management investment company under the 1940 Act;

UBS PACE Select Advisors Trust

Exhibit H

(k)~~(j)~~  "Series" means a series of Shares established pursuant to Article IV;

(l)~~(k)~~  "Shareholder" means a record owner of Outstanding Shares;

(m)~~(l)~~  "Shares" means, as to a Series or any Class thereof, the equal proportionate transferable units of beneficial interest into which the beneficial interest of such Series of the Trust or such Class thereof shall be divided from time to time (including whole Shares, and fractions of Shares);

(n)~~(m)~~  "Trust" means ~~PaineWebber~~UBS PACE Select Advisors Trust, and reference to the Trust, when applicable to one or more Series, refers to each such Series;

(o)~~(n)~~  "Trustees" means the persons who have signed this Trust Instrument, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder;

(p)~~(o)~~  "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or the Trustees on behalf of the Trust or any Series;

(q)~~(p)~~  The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

TRUSTEES

Section 1. Management of the Trust. The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. No Shareholder shall have any right to conduct any Trust business solely by reason of being a Shareholder. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

Section 2. Initial Trustees; Number and Election of Trustees. The initial Trustees shall be the persons initially signing this Trust Instrument. The number of Trustees (other than the initial Trustees) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least two (2) Trustees. The Shareholders shall elect the Trustees (other than the initial Trustees) on such dates as the Trustees may fix from time to time. Shareholders shall not be required to elect Trustees except as required by the 1940 Act or under this Trust Instrument.

Section 3. Term of Office. Each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the ~~Outstanding~~voting power of the Shares of the Trust.

UBS PACE Select Advisors Trust

Exhibit H

Section 4. Vacancies; Appointment of Trustees. Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his or her appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder. The power of appointment is subject to Section 16(a) of the 1940 Act.

Section 5. Temporary Vacancy or Absence. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his or her domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. Any Trustee may, by power of attorney, delegate his or her powers as Trustee for a period not exceeding six (6) months at any one time to any other Trustee or Trustees to the extent permitted by the 1940 Act.

Section 6. Chairman. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees if the Chairman is present, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

Section 7. Action by the Trustees. The Trustees shall act by majority vote at a meeting duly called (including a meeting by telephonic or other electronic means, unless the 1940 Act requires that a particular action be taken only at a meeting of Trustees in person) at which a quorum is present or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all Trustees meetings shall be given to each Trustee by telephone, facsimile or other electronic mechanism sent to his or her home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his or her home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

Section 8. Ownership of Trust Property. The Trust Property of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any

UBS PACE Select Advisors Trust

Exhibit H

Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV, a proportionate undivided beneficial interest in the Trust or the assets belonging to the Series represented by Shares.

Section 9. Effect of Trustees Not Serving. The death, resignation, retirement, removal, incapacity, or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

Section 10. Trustees, etc. as Shareholders. Subject to any restrictions in the By-laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

ARTICLE III

POWERS OF THE TRUSTEES

Section 1. Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if they were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted in this Trust Instrument. The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the By-laws, operating documents or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

(a)  To operate as and carry on the business of a Registered Investment Company, and exercise all the powers necessary and proper to conduct such a business;

(b)  To subscribe for, invest in, reinvest in, purchase, or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, or otherwise deal in or dispose of any form of property, including cash (U.S. currency), foreign currencies and related instruments, and securities (including common and preferred stocks, warrants, bonds, debentures, time notes, and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps, and other financial contracts or derivative instruments) issued, guaranteed, or sponsored by any state, territory, or possession of the United States or the District of Columbia or their political subdivisions, agencies, or instrumentalities, or by the U.S. government, any foreign government, or any agency, instrumentality, or political subdivision thereof, or by any international instrumentality, or by any bank, savings institution, corporation, or other business entity organized under the laws of the United States (including a Registered Investment Company or any series thereof, subject to the provisions of the 1940 Act) or under foreign laws, without regard to whether any such securities mature before or after the possible termination of the Trust; to exercise any and all rights, powers, and privileges of ownership or interest

UBS PACE Select Advisors Trust

Exhibit H

in respect of any and all such investments of every kind and description; and to hold cash or other property uninvested, without in any event being bound or limited by any current or future law or custom concerning investments by trustees;

(c)  To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

(d)  To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

(e)  To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-laws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such;

(f)  To retain one or more transfer agents and Shareholder servicing agents, or both;

(g)  To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind;

(h)  To set record dates in the manner provided for herein or in the By-laws;

(i)  To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian, administrator, underwriter or other service provider;

(j)  To sell, exchange or otherwise dispose of any or all of the assets of the Trust, subject to Article X, Section 4;

(k)  To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and to execute and deliver powers of attorney delegating such power to other persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(l)  To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(m)  To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or (ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject in either case to safeguards according to the usual practice of ~~business~~statutory trusts or investment companies;

(n)  To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article IV;

(o)  To incur and pay all expenses that in the Trustees' opinion are necessary or incidental to carry out any of the purposes of this Trust Instrument; to pay reasonable compensation to themselves as Trustees

UBS PACE Select Advisors Trust

Exhibit H

from the Trust Property or the assets belonging to any appropriate Series or Class; to pay themselves such compensation for special services, including legal and brokerage services, and such reimbursement for expenses reasonably incurred by themselves on behalf of the Trust or any Series or Class, as they in good faith may deem reasonable; and to fix the compensation of all officers and employees of the Trust;

(p)  To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article IV, Section 4;

(q)  To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust;

(r)  To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(s)  To declare and make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for;

(t)  To borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging, or otherwise subjecting as security any assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract, or engagement of any other person, firm, association, or corporation;

(u)  To establish, from time to time, a minimum total investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum;

(v)  To purchase, and pay for, out of Trust Property or the assets belonging to any appropriate Series, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, and/or independent contractors of the Trust (including the investment adviser of any Series) against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such person against such claim;

(w)  To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened to be brought before any court, administrative agency, or other adjudicatory body;

(x)  To interpret the investment policies, practices, or limitations of any Series;

UBS PACE Select Advisors Trust

Exhibit H

(y)  To establish a registered office and have a registered agent in the State of Delaware;

(z)  To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles IV and V, to apply to any such repurchase., redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued;

(aa)  To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers; and

(bb)  To select such name for the Trust, or any Series or Class, as the Trustees deem proper in their discretion, without Shareholder approval, in which event the Trust may hold its property and conduct its activities under such other name.

The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

Section 2. Certain Transactions. Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE IV

SERIES; CLASSES; SHARES

Section 1. Establishment of Series, Class or Other Subdivision. The Trust shall consist of one or more separate and distinct Series. Each additional Series shall be established by the adoption of a resolution by the Trustees. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes or other subdivisions thereof, and may divide the Shares of any Classes into further subdivisions thereof, including subclasses. The current Series, Classes, subclasses and other subdivisions of Shares are listed on Schedule A hereto. Each additional Class or other subdivision of Shares shall be established by the adoption of a resolution by the Trustees and shall be effective upon the date stated therein (or if no such date is stated, upon the date of such adoption). Each Class or other subdivision of a Series shall represent a proportional beneficial interest in the assets of that Series. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. Any number of Shares

UBS PACE Select Advisors Trust

Exhibit H

~~maybe~~may be issued with respect to each Series. Each Share of a Series will represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his or her pro rata share of all distributions made with respect to such Series, provided that, if Classes, or other subdivisions of a Series or a Class, have been established, each holder of Shares of a Class, or other subdivision of a Series or a Class, shall be entitled to receive his or her pro rata share of all distributions made with respect to such Class, or other subdivision of the Series or the Class, as the case may be. Upon redemption of his or her Shares, such Shareholder shall be paid solely out of the assets and property of such Series.

Section 2. Shares. The beneficial interest in the Trust shall be divided into Shares of one or more Series, Classes, or other subdivisions of Series or Classes, in accordance with Article IV, Section 1 above. The number of Shares of the Trust and of each Series, Class, or other subdivision of a Series or Class, is unlimited and each Share shall have a par value of $0.001 per Share. All Shares issued hereunder, including Shares issued in connection with a distribution of Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. Notwithstanding anything to the contrary contained in this Trust Instrument, the Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval: to issue original or additional Shares and fractional Shares at such times and on such terms and conditions as they deem appropriate; to establish and to change in any manner Shares of any Series, Class, or other subdivision of any Series or Class, with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Series, Class, or other subdivision of any Series or Class, into a greater or lesser number; to classify or reclassify any unissued Shares of any Series, Class, or other subdivision of any Series or Class, into Shares of one or more Series, Classes, or other subdivisions of Series or Classes; to abolish Shares of any one or more Series, Class, or other subdivision of any Series or Class; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 3. Investment in the Trust. The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities and other instruments in which that Series is authorized to invest, valued as provided in Article V, Section 3. Investments in a Series shall be credited to each Shareholder's account in the form of full and fractional Shares at the Net Asset Value per Share next determined after the investment is received or accepted in good form as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class, or (b) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments in any Series at any time without any cause or reason therefor whatsoever.

Section 4. Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall hebe held and accounted for separately from the other assets of the Trust and every other Series and are referred to as "assets belonging to" that Series. The assets belonging to a Series shall belong only to that Series for all purposes, and to no other Series, subject only to the rights of

UBS PACE Select Advisors Trust

Exhibit H

creditors of that Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees' discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

Section 5. Ownership and Transfer of Shares. The Trust shall maintain a register containing the names and addresses of the Shareholders of each Series and Class thereof, the number of Shares of each Series and Class held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees shall not be required to, but may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates.

Section 6. Status of Shares; Limitation of Shareholder Liability. Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Trust Instrument or the Delaware Act. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Trust Instrument and to have become a party hereto. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series may contain a statement to the effect that such obligation may only be

UBS PACE Select Advisors Trust

Exhibit H

enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

ARTICLE V

DISTRIBUTIONS AND REDEMPTIONS

Section 1. Distributions. The Trustees may declare and pay dividends and other distributions, including dividends on Shares of a particular Series and other distributions from the assets belonging to that Series. The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

Section 2. Redemptions. Each Shareholder of a Series shall have the right at such times as may be permitted by the Trustees to require the Series to redeem all or any part of his or her Shares at a redemption price per Share equal to the Net Asset Value per Share at such time as the Trustees shall have prescribed by resolution less such charges as are determined by the Trustees and described in the Trust's Registration Statement for that Series under the Securities Act of 1933 or any prospectus or Statement of Additional Information contained therein, as supplemented. In the absence of such resolution, the redemption price per Share shall be the Net Asset Value next determined after receipt by the Series of a request for redemption in proper form less such charges as are determined by the Trustees and described in the Trust's Registration Statement for that Series under the Securities Act of 1933 or any prospectus or Statement of Additional Information contained therein as supplemented.

The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash. Upon redemption, Shares may be reissued from time to time. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him or her. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

Section 3. Determination of Net Asset Value. The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to an investment manager, administrator or investment adviser, custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the

UBS PACE Select Advisors Trust

Exhibit H

absence of action by the Trustees as of the close of regular trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for regular trading.

Section 4. Suspension of Right of Redemption. If, as referred to in Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

Section 5. Redemptions Necessary for Qualification as Regulated Investment Company. If the Trustees shall determine that direct or indirect ownership of Shares of any Series has or may become concentrated in any person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means they deem equitable to (a) call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (b) refuse to transfer or issue Shares to any person whose acquisition of Shares in question would, in the Trustees' judgment, result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article. Shareholders shall upon demand disclose to the Trustees in writing such information concerning direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority.

ARTICLE VI

SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 1. Voting Power. ~~The~~ Shareholders shall not have the power to vote ~~only with respect to (a)~~on any matter except: (a) for the election of ~~Trustees as provided in Section 2 of this Article; (b) the removal of Trustees as provided in Article II, Section 3(d); (c) any investment advisory or management contract as provided in Article VII, Section I; (d) any termination of the Trust as provided in Article X, Section 4; (e) the amendment of this Trust Instrument~~or removal of Trustees to the extent and as provided in ~~Article X, Section 8; and (f)~~this Trust Instrument and (b) with respect to such additional matters relating to the Trust as may be required ~~or authorized by law, this Trust Instrument, or the By-laws or any registration of the Trust with the Commission or any State,~~by law or as the Trustees may consider and determine necessary or desirable.

On any matter submitted to a vote of the Shareholders, all Shares ~~shall be voted by individual Series, except (a) when required by the 1940 Act, Shares~~of all Series or Classes shall be voted together in the aggregate and not by individual Series~~, and~~ or Classes, except (a) when required by the 1940 Act to be voted by individual Series or Classes, or (b) when the Trustees have determined that the matter affects only the interests of ~~one or more Classes, then the Shareholders of only such Class or Classes shall be entitled to vote thereon.~~Shareholders of one or more Series or Classes, or as deemed appropriate in their discretion. Each whole Share shall be entitled to ~~one vote~~a number of votes as to any matter on which ~~it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote~~the Shareholder is entitled to vote equal to the net asset value of the Share (or fractional Share) in United States dollars determined at the close of business on the record date (except as otherwise provided in Article X Section 8). There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. The By-laws may provide that proxies may be given by any electronic or

UBS PACE Select Advisors Trust

Exhibit H

telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series or Class thereof are issued, as to that Series or Class the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Trust Instrument or the By-laws.

Section 2. Meetings of Shareholders. The first Shareholders' meeting (but not the first Shareholders' meeting of a Series that is not also the first Shareholders' meeting of the Trust) shall be held to elect Trustees at such time and place as the Trustees designate. Annual meetings shall not be required. Special meetings of the Shareholders of any Series or Class may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least ten percent of the ~~Outstanding~~voting power of the Shares of such Series or Class, or at least ten percent of the ~~Outstanding~~voting power of the Shares of the Trust entitled to vote. Special meetings of Shareholders shall be held, notice of such meetings shall be delivered and waiver of notice shall occur according to the provisions of the Trust's By-laws. Any action that may be taken at a meeting of Shareholders may be taken without a meeting according to the procedures set forth in the By-laws.

Section 3. Quorum; Required Vote. One-third of the ~~Outstanding~~voting power of the Shares of each Series or Class, or one-third of the ~~Outstanding~~voting power of the Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series or Class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a Majority Shareholder Vote or other larger vote is required by law, this Trust Instrument or the By-laws, a majority of ~~the Outstanding Shares voted~~votes cast, in person or by proxy, shall decide any matters to be voted upon with respect to the entire Trust and a plurality of ~~such Outstanding Shares voted~~votes cast shall elect a Trustee; provided, that if this Trust Instrument or applicable law permits or requires that Shares be voted on any matter by an individual Series or Class, then a majority of ~~the Outstanding Shares voted~~votes cast, in person or by proxy, of that Series or Class (or, if required by law, regulation, Commission order, or no-action letter, a Majority Shareholder Vote or other larger vote of that Series or Class) ~~voted~~, in person or by proxy, ~~voted~~ on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act as to the Trust or any Series or Class by the written consent of a majority (or such greater amount as may be required by applicable law) of the ~~Outstanding~~voting power of the Shares of the Trust or of such Series or Class, as the case may be.

ARTICLE VII

CONTRACTS WITH SERVICE PROVIDERS

Section 1. Investment Adviser. The Trustees may enter into one or more investment advisory or management contracts on behalf of the Trust or any Series, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Trustees or may authorize any officer or agent of the Trust to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers or servicing agents.

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Exhibit H

Section 2. Principal Underwriter. The Trustees may enter into contracts on behalf of the Trust or any Series or Class, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of Section 12 of the 1940 Act, Rule 12b-1 thereunder, and other applicable rules and regulations.

Section 3. Transfer Agency, Shareholder Services. and Administration Agreements. The Trustees, on behalf of the Trust or any Series or Class, may enter into transfer agency agreements, Shareholder service agreements, and administration and management agreements with any party or parties on terms and conditions acceptable to the Trustees.

Section 4. Custodian. The Trustees shall at all times place and maintain the securities and similar investments of the Trust and of each Series with a custodian meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder or as otherwise permitted by the Commission or its staff. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, (a) to hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) to receive and receipt for any moneys due to the Trust or any Series and deposit the same in its own banking department or elsewhere, (c) to disburse such funds upon orders or vouchers, and (d) to employ one or more sub-custodians.

Section 5. Parties to Contracts with Service Providers. The Trustees may enter into any contracts with any entity, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his or her capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with this Trust Instrument or the By-laws.

Section 6. Requirements of the 1940 Act. Any contract referred to in Sections 1 and 2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the 1940 Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 1 of this Article shall be effective unless assented to in a manner consistent with the requirements of Section 15 of the 1940 Act, and the rules and orders thereunder, if applicable.

ARTICLE VIII

EXPENSES OF THE TRUST AND SERIES

Subject to Article IV, Section 4, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the Trust estate or the assets belonging to the particular Series, for their expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians,

UBS PACE Select Advisors Trust

Exhibit H

transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series, statements of additional information and reports for Shareholders and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor (unless otherwise agreed to by another party); costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Any written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Indemnification. (a) Subject to the exceptions and limitations contained in subsections (b) and (c) below:

(i)  every person who is, or has been, a Trustee or an officer, employee, investment manager and administrator, director, officer or employee of an investment manager and administrator, investment adviser or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and

(ii)  as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and

UBS PACE Select Advisors Trust

Exhibit H

the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(a)  No indemnification shall be provided hereunder to a Covered Person who is, or has been, an investment manager and administrator, director, officer or employee of an investment manager and administrator, an investment adviser or an agent of the Trust and:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties 'involved in the conduct of his or her office, or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)  in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his or her office; (A) by the court or other body approving the settlement; (B) by the vote of at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(b)  No indemnification shall be provided hereunder to a Covered Person who is, or has been, a Trustee or an officer or employee of the Trust, and

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)  in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (A) by the court or other body approving the settlement; (B) by the vote of at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full-trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that

UBS PACE Select Advisors Trust

Exhibit H

such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)  Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

ARTICLE X

MISCELLANEOUS

Section 1. Trust Not a Partnership. This Trust Instrument creates a trust and not a partnership. No Trustee shall have any power to hind personally either the Trust's officers or any Shareholder.

Section 2. Trustee Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IX, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article IX, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The appointment, designation or identification of a Trustee as Chairman of the Trustees, a member or chairman of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

UBS PACE Select Advisors Trust

Exhibit H

Section 3. Record Dates. The Trustees may fix in advance a date up to ninety (90) days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares. Record dates for adjourned meetings of Shareholders shall be set according to the Trust's By-laws.

Section 4. Termination of the Trust. ~~(a)~~ This Trust shall have perpetual existence. ~~Subject to a Majority Shareholder Vote of the Trust or of each Series to be affected~~Without the approval of Shareholders (except as may be required by law), the Trustees may

(i)  sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series or to another entity which is a Registered Investment Company, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series, thereof; or

(ii)  at any time sell and convert into money all or substantially all of the assets of the Trust or any affected Series.

Upon making reasonable provision for the payment of all known liabilities of the Trust or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or any affected Series then outstanding; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class. Nothing in this Trust Instrument shall preclude the Trustees from distributing such remaining proceeds or assets so that holders of the Shares of a particular Class of the Trust or any affected Series receive as their ratable distribution shares solely of an analogous class, as determined by the Trustees, of a Registered Investment Company or series thereof.

~~(b)  The Trustees may take any of the actions specified in subsection (a) (i) and (ii) above without obtaining a Majority Shareholder Vote of the Trust or any Series if a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series.~~

(a)  Upon completion of the distribution of the remaining proceeds or assets pursuant to ~~subsection (a)~~this Section, the Trust or affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

UBS PACE Select Advisors Trust

Exhibit H

Section 5. Reorganization. Notwithstanding anything else herein, to change the Trust's form of organization the Trustees may, without Shareholder approval, (a) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open- end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (b) cause the Trust to incorporate to the extent permitted by law. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

Section 6. Trust Instrument. The original or a copy of this Trust Instrument and of each amendment hereto or Trust Instrument supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Trust Instrument or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Trust Instrument. This Trust Instrument may be executed in any number of counterparts, each of which shall be deemed an original.

Section 7. Applicable Law. This Trust Instrument and the Trust created hereunder are governed by and shall be construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a Delaware ~~business~~statutory trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 8. Amendments. The Trustees may, without any Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument; provided, ~~that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in Article VI, Section 1, (b) to this Section~~

UBS PACE Select Advisors Trust

Exhibit H

~~8, (c) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, or (d) submitted to them by the Trustees in their discretion.~~however, that an amendment to any provision of Article II hereof shall require the vote of two-thirds (2/3) of the Trustees then in office. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, any amendment to Article IX which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon. The Trust's certificate of trust may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.

Section 9. Fiscal Year. The fiscal year of the Trust shall end on a specified date as set forth in the By-laws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

Section 10. Derivative Actions. (a) The purpose of this Section is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b)  No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a "derivative action") unless each of the following conditions is met:

(i)  Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the "affected Series or Class"), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time;

(ii)  Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii)  Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than three (3) Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

(1)  a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2)  a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in

UBS PACE Select Advisors Trust

Exhibit H

enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

(3)  a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (b) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

(4)  a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5)  a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (b) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three (3) business days thereof; and

(6)  an acknowledgment of the provisions of paragraphs (f) and (g) of this Section below;

(iv)  Shareholders owning Shares representing in the aggregate at least five percent (5%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

(v)  A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (d) below.

(c)  Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the "independent Trustees") will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the "review period"). Notice of any such decision to extend the review period shall be sent to the Complaining Shareholders, or the Shareholders' counsel if represented by counsel, in writing within five (5) business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the

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Exhibit H

demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(d)  If the demand has been properly made under paragraph (b) of this Section, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (d) by sending written notice to each Complaining Shareholder, or the Shareholder's counsel, if represented by counsel, within five business days of such decision having been reached.

(e)  If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders' counsel within the time permitted by paragraph (d) above, and subparagraphs (i) through (v) of paragraph (b) above have been complied with, the Complaining Shareholders shall not be barred by this Trust Instrument from commencing a derivative action.

(f)  A Complaining Shareholder whose demand is rejected pursuant to paragraph (d) above shall be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the Trust's consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this Section shall reimburse the Trust for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

(g)  The Trust shall be responsible for payment of attorneys' fees and legal expenses incurred by a Complaining Shareholder in any circumstances only if required by law. The Trust shall not be obligated to pay any attorneys' fees so incurred by a Complaining Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

(h)  No Shareholder may make demand or commence a derivative action on behalf of any Series of the Trust of which he or she is not a shareholder.

Section 11. ~~Section 10.~~ Severability. The provisions of this Trust Instrument are severable~~. lithe~~ if the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be

UBS PACE Select Advisors Trust

Exhibit H

deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect such provision in any other jurisdiction or any other provision of this Trust Instrument.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Amended and Restated Trust Instrument as of the date set forth above.

Richard Q. Armstrong

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

UBS PACE Select Advisors Trust

Exhibit H

EXHIBIT 1

SCHEDULE A TO AMENDED AND RESTATED TRUST INSTRUMENT OF
UBS PACE SELECT ADVISORS TRUST

(AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 5, 2001,
AND AS FURTHER AMENDED EFFECTIVE APRIL 8, 2002,
AND AS FURTHER AMENDED EFFECTIVE DECEMBER 15, 2005,
AND AS FURTHER AMENDED EFFECTIVE JULY 19, 2006,
AND AS FURTHER AMENDED EFFECTIVE MARCH 26, 2007)

SERIES OF THE TRUST

UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Alternative Strategies Investments
UBS PACE High Yield Investments
UBS PACE Global Real Estate Securities Investments

CLASSES OF SHARES OF EACH SERIES

An unlimited number of shares of beneficial interest has been established by the Board as Class P shares of the Series designated as UBS PACE Money Market Investments.

An unlimited number of shares of beneficial interest has been established by the Board as Class A shares, Class C shares, Class P shares and Class Y shares of the Series designated as UBS PACE Global Real Estate Securities Investments.

An unlimited number of shares of beneficial interest has been established by the Board as Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares of each of the other Series listed above. The Class B shares of each Series consist of an unlimited number of Sub-Class B-I shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. Each of the Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares of a Series represents interests in the assets of only that Series and has the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends,

UBS PACE Select Advisors Trust

Exhibit H

qualifications and terms and conditions of redemption of shares, except as provided in the Trust's Trust Instrument and as set forth below with respect to the Class B shares of the Series:

1.  Each Sub-Class B-1 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-1 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series' prospectus and/or statement of additional information) of the month in which the sixth anniversary of the issuance of such Sub-Class B-1 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-1 shares occurred or (ii) for Sub-Class B-1 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-1 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series' Sub-Class B-1 shares (the "Sub-Class B-1 Conversion Date")).

2.  Each Sub-Class B-2 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-2 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series' prospectus and/or statement of additional information) of the month in which the fourth anniversary of the issuance of such Sub-Class B-2 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-2 shares occurred or (ii) for Sub-Class B-2 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-2 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series' Sub-Class B-2 shares (the "Class B-2 Conversion Date")).

3.  Each Sub-Class B-3 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-3 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series' prospectus and/or statement of additional information) of the month in which the third anniversary of the issuance of such Sub-Class B-3 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-3 shares occurred or (ii) for Sub-Class B-3 shares obtained through an exchange, the date on which the issuance of the Sub-Class B-3 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series' Sub-Class B-3 shares (the "Class B-3 Conversion Date")).

4.  Each Sub-Class B-4 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the Sub-Class B-4 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business Day (as defined in the Series'

UBS PACE Select Advisors Trust

Exhibit H

prospectus and/or statement of additional information) of the month in which the second anniversary of the issuance of such Sub-Class B-4 shares occurs (which, for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Sub-Class B-4 shares occurred or (ii) for Sub-Class B-4 shares obtained through an exchange, the date on which the issuance of the Sub-Class 11-4 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series' Sub-Class B-4 shares (the "Class B-4 Conversion Date")).

5.  Each Sub-Class B-1, Sub-Class B-2, Sub-Class B-3 or Sub-Class B-4 share of a Series (which may be referred to collectively as "Class B shares") purchased through the reinvestment of a dividend or a distribution with respect to the corresponding sub-class of shares and the dividends and distributions on such shares shall be segregated in a separate sub-account on the stock records of the Series for each of the holders of record thereof. On any Class B-1 Conversion Date, Class B-2 Conversion Date, Class B-3 Conversion Date or Class B-4 Conversion Date (hereinafter referred to as a "Conversion Date"), a number of the shares held in the sub-account of the holder of record of the corresponding Class B shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series. The number of Class B shares in the holder's sub-account so converted shall hear the same relation to the total number of corresponding Class B shares maintained in the sub-account on the Conversion Date as the number of Class B shares of the holder converted on the Conversion Date bears to the total number of the corresponding Class B shares of the holder on the Conversion Date not purchased through the automatic reinvestment of dividends or distributions with respect to the Class B shares.

6.  The number of Class A shares into which Class B shares are converted shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the Class B shares for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date by the net asset value per share of the Class A shares for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date.

7.  On the Conversion Date, the Class B shares converted into Class A shares will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease (except the right to receive declared but unpaid dividends to the Conversion Date).

For purposes of the foregoing, the term "eligible UBS fund" includes any and all mutual funds for which UBS Global Asset Management (Americas) Inc., UBS Global Asset Management (US) Inc., or an affiliate thereof serves as investment adviser, investment manager or principal underwriter that offer shares that (i) have a contingent deferred sales charge imposed upon certain redemptions of such shares and (ii) are exchangeable with the Class B shares of the Series.

UBS PACE Select Advisors Trust

Exhibit I

Principal executive officers and directors of UBS Global AM

Set forth below in alphabetical order is a list of the names, addresses and principal occupation of each principal executive officer and director of UBS Global AM with respect to the Funds. While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Trust.

Name and address	Principal occupation***
Joseph J. Allessie*	Deputy General Counsel, Executive Director and Assistant Secretary

Michael J. Calhoun**	Director (Non-Board), Associate General Counsel and Assistant Secretary

Mary T. Capasso**	Associate General Counsel, Executive Director and Assistant Secretary

Trevor Chambers*	Director (Non-Board), Controller and Assistant Treasurer

Caren Cunningham*	Executive Director, Senior Associate General Counsel and Assistant Secretary

Kimberly Guerin**	Director (Non-Board), Financial Control Senior Manager and Assistant Treasurer

Mark F. Kemper**	Managing Director, Secretary and Head of Legal—Americas

Tammie Lee*	Director (Non-Board), Associate General Counsel and Assistant Secretary

Barry M. Mandinach*	Board Director, Chief Marketing Officer—Americas and Managing Director

Joseph McGill*	Managing Director and Chief Compliance Officer—Americas

John Moore**	Board Director, Managing Director, Treasurer and Head of Financial Control—Americas

Eric Sanders*	Director (Non-Board), Associate General Counsel and Assistant Secretary

Kai R. Sotorp**	Board Director, President and Head Americas, and Member of the UBS Group Managing Board

Keith A. Weller*	Executive Director, Senior Associate General Counsel and Assistant Secretary

Robert P. Wolfangel, Jr.*	Chief Operating Officer, Growth Investors and Managing Director

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  None of the principal executive officers and directors of UBS Global AM listed above have principal employment other than their respective position(s) with UBS Global AM.

I-1

UBS PACE Select Advisors Trust

Exhibit J

Officers of the Trust who are officers of UBS Global AM

Set forth below in alphabetical order are the officers of the Trust who also serve as officers of UBS Global AM:

Name	Position(s) held with the Trust
Joseph J. Allessie	Vice President and Assistant Secretary

Caren Cunningham	Vice President and Assistant Secretary

Thomas Disbrow	Vice President and Treasurer

Michael J. Flook	Vice President and Assistant Treasurer

Mark F. Kemper	Vice President and Secretary

Joanne M. Kilkeary	Vice President and Assistant Treasurer

Steve J. LeMire	Vice President and Assistant Treasurer

Tammie Lee	Vice President and Assistant Secretary

Joseph McGill	Vice President and Chief Compliance Officer

Nancy D. Osborn	Vice President and Assistant Treasurer

Eric Sanders	Vice President and Assistant Secretary

Andrew Shoup	Vice President and Chief Operating Officer

Kai R. Sotorp	President

Keith A. Weller	Vice President and Assistant Secretary

J-1

UBS PACE SELECT ADVISORS TRUST

Proxy
Statement

UBS PACE SELECT
ADVISORS TRUST

Notice of
Special Meeting
to be held on May 15, 2008
and
Proxy Statement

[For SEC Filing Purposes only – Form of Proxy Card and Internet Voting Web site.]

[The Form of Proxy Card and Internet Web site list all proposals that have been approved by the Board. Shareholders are only being asked to vote on those proposals relevant to them. The Proxy Card that each Shareholder receives and the Internet Voting Web site will be tailored to indicate the Fund (s) in which that Shareholder has interests and will list only those proposals with respect to which the Shareholder is entitled to vote.]

[Form of Proxy Card]

PROXY	UBS PACE SELECT ADVISORS TRUST	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS

The undersigned hereby appoint(s) Keith Weller and Cathleen Crandall, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 51 West 52nd Street, on the 16th floor of the CBS Building, New York, New York 10019-6114, at 10:00 a.m. on May 15, 2008, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed.  If no specification is made for a proposal, the proxy will be voted “FOR” the proposals.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-866-241-6192

Note: Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, either party may sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

 UPS_18663_040208

FUND

FUND

FUND

PACE Money Market

PACE Government

PACE Intermediate

PACE Strategic

PACE Municipal

PACE Global Fixed Income

PACE High Yield

PACE Large Co Value

PACE Large Co Growth

PACE Sm/Med Co Growth

PACE Sm/Med Co Value

PACE Intl Equity

PACE Intl Emerging Mkts

PACE Global Real Estate

PACE Alternative Strategies

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

MARK ALL FOR ☐ AGAINST ☐ ABSTAIN ☐ No other vote is necessary.

1.      To approve changes to the Investment Management and Administration Agreement between UBS Global AM and the Trust on behalf of each of the Funds.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.      To approve changes to the fundamental investment policies of your Fund(s) regarding:

2.A.   Borrowing.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.B.   Issuing Senior Securities.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.C.   Real Estate.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.D.   Commodities.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.E.   Making Loans.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.F.   Concentration.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.G.  Diversification.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.H.   Pledging, Mortgaging and Hypothecating Fund Assets.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.I.    Margin.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

2.J.   Short Selling.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐

3.      To allow the Board to amend a Fund’s Investment objective (s) without Shareholder approval.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

4.      To approve changes to the Trust Instrument.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
PACE Money Market
☐	☐	☐
PACE Government
			☐	☐	☐
PACE Intermediate
						☐	☐	☐
PACE Strategic
☐	☐	☐
PACE Municipal
			☐	☐	☐
PACE Global Fixed Income
						☐	☐	☐
PACE High Yield
☐	☐	☐
PACE Large Co Value
			☐	☐	☐
PACE Large Co Growth
						☐	☐	☐
PACE Sm/Med Co Growth
☐	☐	☐
PACE Sm/Med Co Value
			☐	☐	☐
PACE Intl Equity
						☐	☐	☐
PACE Intl Emerging Mkts
☐	☐	☐
PACE Global Real Estate
			☐	☐	☐
PACE Alternative Strategies
						☐	☐	☐

5.      To transact such other business as may properly come before the Special Meeting of each Fund.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

UPS_18663_040208

[Internet Voting Web site]	Page 1 of 1

UBS PACE SELECT ADVISORS TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS

The owner of the shares related to the control number provided on the prior screen hereby appoint(s) Keith Weller and Cathleen Crandall, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which he or she is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 51 West 52nd Street, on the 16th floor of the CBS Building, New York, New York 10019-6114, at 10:00 a.m. on May 15, 2008, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjourment or postponements thereof.

Click Here To Acknowledge

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Funds
PACE Alternative Strategies
PACE Global Fixed Income
PACE Global Real Estate
PACE Government
PACE High Yield
PACE Intermediate
PACE Intl Emerging Mkts
PACE Intl Equity
PACE Large Co Growth
PACE Large Co Value
PACE Money Market
PACE Municipal
PACE Sm/Med Co Growth
PACE Sm/Med Co Value
PACE Strategic

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Proposals	Mark All	For	Against	Abstain

1	To approve changes to the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. and the Trust on behalf of each of the Funds.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.A	To approve changes to the fundamental investment policies regarding Borrowing.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.B	To approve changes to the fundamental investment policies regarding Issuing Senior Securities.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain

PACE Large Co Value	O	For	O	Against	O	Abstain
PACE Large Co Growth	O	For	O	Against	O	Abstain
PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
PACE Intl Equity	O	For	O	Against	O	Abstain
PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
PACE Global Real Estate	O	For	O	Against	O	Abstain
PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.C	To approve changes to the fundamental investment policies regarding Real Estate.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.D	To approve changes to the fundamental investment policies regarding Commodities.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.E	To approve changes to the fundamental investment policies regarding Making Loans.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.F	To approve changes to the fundamental investment policies regarding Concentration.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.G	To approve changes to the fundamental investment policies regarding Diversification.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.H	To approve changes to the fundamental investment policies regarding Pledging, Mortgaging and Hypothecating Fund Assets.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.I	To approve changes to the fundamental investment policies regarding Margin.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

2.J	To approve changes to the fundamental investment policies regarding Short Selling.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain

3	To allow the Board to Amend a Fund’s investment objective(s) without Shareholder approval.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain

PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
PACE Intl Equity	O	For	O	Against	O	Abstain
PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
PACE Global Real Estate	O	For	O	Against	O	Abstain
PACE Alternative Strategies	O	For	O	Against	O	Abstain

4	To approve changes to the Trust Instrument.	Fund Specific Vote
	PACE Money Market	O	For	O	Against	O	Abstain
	PACE Government	O	For	O	Against	O	Abstain
	PACE Intermediate	O	For	O	Against	O	Abstain
	PACE Strategic	O	For	O	Against	O	Abstain
	PACE Municipal	O	For	O	Against	O	Abstain
	PACE Global Fixed Income	O	For	O	Against	O	Abstain
	PACE High Yield	O	For	O	Against	O	Abstain
	PACE Large Co Value	O	For	O	Against	O	Abstain
	PACE Large Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Growth	O	For	O	Against	O	Abstain
	PACE Sm/Med Co Value	O	For	O	Against	O	Abstain
	PACE Intl Equity	O	For	O	Against	O	Abstain
	PACE Intl Emerging Mkts	O	For	O	Against	O	Abstain
	PACE Global Real Estate	O	For	O	Against	O	Abstain
	PACE Alternative Strategies	O	For	O	Against	O	Abstain

If you have questions regarding the voting process, please call (631)231-7900	Cancel Vote & Exit	Submit Vote

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